        September 30, 2002                                     SEMIANNUAL REPORT

SUNAMERICA INCOME FUNDS

SunAmerica Core Bond Fund (NAIBX)
SunAmerica U.S. Government Securities Fund (SGTAX)
SunAmerica GNMA Fund (GNMAX)
SunAmerica Strategic Bond Fund (SDIAX)
SunAmerica High Yield Bond Fund (SHNAX)
SunAmerica Tax Exempt Insured Fund (STEAX)

                        Table of Contents
--------------------------------------------------------------------------------

               INCOME MARKET REVIEW AND OUTLOOK.............  2
               INCOME FUNDS PORTFOLIO REVIEW................  4
               STATEMENT OF ASSETS AND LIABILITIES.......... 19
               STATEMENT OF OPERATIONS...................... 21
               STATEMENT OF CHANGES IN NET ASSETS........... 23
               FINANCIAL HIGHLIGHTS......................... 26
               PORTFOLIO OF INVESTMENTS..................... 32
               NOTES TO FINANCIAL STATEMENTS................ 66

        SunAmerica Income Funds Semiannual Report
--------------------------------------------------------------------------------

The AIG SunAmerica Fixed Income Funds Investment Professionals


Rob Vandem Assem, AIGGIC
                           Jeff Gary, AIGGIC
                                                      Brian Tesseyman

Hutch Bryan, AIGGIC
                           Steve Guterman, AIGGIC
                                                      Brian Wiese

Michael Cheah
                           Rich Mercante, AIGGIC

Dear Shareholders:

During the past semiannual period, which began on April 1st and ended September 30th, 2002, investors expressed a preference for participation in bonds over stocks, especially higher quality, more conservatively oriented bonds. This is not surprising, given that the U.S. economy has met with unusual shocks during the past 18 months; among them, terrorist attacks, the possibility of war with Iraq and a succession of corporate fraud indictments.

Economic Review

The first three months of the SunAmerica Income Funds' semiannual period, which coincided with the second calendar quarter of 2002, witnessed a dramatic slowing of the U.S. economy. Real GDP was reported at a 1.3% annual rate of advance for the second quarter, down considerably from the heady 5% pace recorded in the previous quarter. Economic weakness continued in the third quarter amid questionable corporate governance, lackluster corporate earnings and rising geopolitical tensions. In August, the Federal Reserve abandoned its neutral bias, acknowledging that the risks are now weighed mainly toward conditions that may generate economic weakness.

Going forward, we remain cautious. Our concern is that the economy is not as strong as previously expected and that further weakness could emerge. While growth in the third calendar quarter for real GDP measured 3.1%, this growth was concentrated in only four major sectors: defense, healthcare, housing and automobiles. The companies in the strongest sector, automobiles, are not generating sufficient profits and, more importantly, have not added jobs. Total employment in the auto sector has stayed within the 900,000 to 920,000 range so far this year, down from over one million in 2000. As to the overall economy, we remain concerned about rising unemployment, falling consumer confidence and historically low levels of industrial production.

Fund Performance

The aforementioned weak economic conditions over the semiannual period created a dismal environment for all fixed income sectors except for Treasuries, GNMAs and the highest-grade U.S. corporate bonds. These sectors benefited from a flight to quality as investors sought to lower their credit risk profiles in the face of corporate malfeasance, mixed economic signals and heightened worldwide tensions. Municipal bonds also fared well during the semiannual period as issuance of new debt reached record volumes with municipalities taking advantage of current low interest rates to fund major projects.


 2

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While select emerging market bonds continued to perform on par with expectations, many corporate and high yield bonds performed poorly. The credit sector suffered from the same default and earnings shortfalls that plagued the equity market. Credit downgrades over the semiannual period increased the supply of "fallen angels," once high quality corporate credits downgraded to junk status, and contributed to the high levels of volatility in the high yield market during the period. On the positive side, however, the decrease in high yield prices has resulted in attractive yields. It is important to point out that, although not a guarantee of future results, historically, high yield bonds tend to perform best as growth resumes following an economic slowdown.

During this semiannual period, the SunAmerica Income Funds' portfolio managers employed various strategies designed to position their portfolios conservatively. Given the current fragility of the U.S. and international economies, the importance of this objective was paramount. The individual fund letters that follow detail the current positioning of each portfolio, in addition to the specific strategies implemented by each fund manager. When the economies of the United States and those abroad begin to recover, we intend to adjust these strategies accordingly.


                                                                             3

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        SunAmerica Core Bond Fund
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Managers: Rich Mercante and Rob Vanden Assem

How did you manage the portfolio over the past semiannual period?

Rob Vanden Assem: Our focus in managing the portfolio is extremely credit intensive, with credit quality of high importance to us. Our security selection process begins with a bottom-up focus involving the search for individual credits capable of strong performance in the current environment. Our research team performs in-depth analysis of individual bond issues to identify credits that meet this profile. Next, we apply a top-down filter to the portfolio as a whole, in order to achieve the asset class weighting that we seek relative to specific industry groups.

Over the semiannual period, we focused on reducing the impact of the market's volatility on the Fund. To accomplish this, we tailored the asset classes held within the portfolio to conform more closely to the Lehman Aggregate Index, the benchmark against which the Fund's performance is measured. We also reduced the position sizes of the corporate bonds held within the portfolio and diversified them more extensively. From March 31, 2002 to September 30, 2002, the end of this reporting period, we reduced corporate bonds from 33.7% to 26.5% of the portfolio, compared to the 26% weighting for corporate bonds currently in the Lehman Aggregate Index.

Concurrent with this decrease, we increased the U.S. Treasury positions in the portfolio from 14.5% to 23.2%. Relative to the Lehman Aggregate Index, the portfolio currently is underweight corporate credits and mortgage-backed securities and overweight government securities. We consider this solid positioning given current market conditions which are characterized by high levels of volatility, heightened geopolitical risk and economic uncertainty.

Would you give us some specific examples of investment decisions you have recently made?

Rob Vanden Assem: With the move to a heavier weighting in U.S. Treasury and agency issues, we recently purchased 10-year AA-rated subordinated FNMA securities, which we believe are quite attractive relative to their senior debt. These subordinated AA agency notes are offered at yields of 40 to 50 basis points more than the senior rated debt, while still offering a high degree of security.

In the corporate credit portion of the portfolio, we have taken a conservative approach, directing our research teams to uncover names that we expect will be good performers through this cycle. We are looking to purchase these credits when the right opportunities present themselves. One example of this strategy is Century Tel, a rural telecom operator. Century Tel's credit prices have fallen with the rest of the telecom industry, yet because of its positioning as a rural operator within the industry, the company faces considerably fewer concerns than its industry peers.


 4

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On the sell side, credits that we have sold recently include Bombardier, a
Canadian manufacturer of railcars and corporate jets. Weakness in the commercial aviation industry, combined with problems related to cracks occurring in some of its railcars, caused us to use caution and sell this credit. Following the sale, the bonds have declined precipitously. We also sold Textron, another credit that has exposure to aviation, a sector in which we foresee further weakness.

The types of investment we currently seek are those characterized by high quality and high liquidity in these volatile times. We are also identifying credits that we plan to purchase as we move closer to what we believe will be an advantageous time to buy in the market.

What is your investment outlook for the next six months?

Rich Mercante: We believe that the economy and the credit cycle have bottomed, as have the equity markets. We expect a long recovery on all fronts, which is an excellent environment for corporate credits. Moderate growth, low interest rates and a steep yield curve all bode well for these types of securities. We contend that volatility is here to stay, perhaps not at the levels that we see currently, but certainly at levels elevated relative to historical norms. This is primarily related to the fact that credit can be shorted much more easily now using the credit derivatives market, which has grown immensely in recent years. Despite ongoing volatility, we plan to increase our exposure to select corporate credits.

Rob Vanden Assem: In terms of the investment outlook, we are currently receiving mixed economic data. There is also considerable uncertainty tied to the geopolitical circumstances relating to Iraq. These conditions, as well as the overhang of corporate governance issues, are weighing on the credit and stock markets, making it difficult to see when conditions can improve. Yet as these uncertainties are resolved, we anticipate an opportunity to re-enter the market with the goal of substantially adding to current positions. We continue to invest incrementally in names that we believe are undervalued. However, in order to initiate overweight positions in certain select corporate credits, we think it best to await a favorable entry point. At present, we believe the opportunity to acquire these larger positions is drawing near.


                                                                             5

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Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended September 30, 2002, the SunAmerica Core Bond Fund Class A returned 6.90%. The Fund's peer class, the Lipper Corporate Debt Funds A Rated Category, returned 7.30% for the same time frame.* The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 8.45% for the six month period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                                  Return
                                                                   Since
                                                                 Inception
                                         1 yr  3 yr  5 yr  10 yr (5/1/91)
                                         ----- ----- ----- ----- ---------
     A Shares At Net Asset Value........ 6.25% 6.99% 5.67% 5.86%   6.87%
     A Shares With Max. Sales Charge.... 1.24% 5.28% 4.65% 5.34%   6.41%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.


--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Core Bond Fund (Class A) ranked 117 out of 192 Corporate Debt Funds A Rated for the six months ending 9/30/2002. The Fund ranked 90 out of 121 Corporate Debt Funds A Rated for the five years ending 9/30/2002. The Fund ranked 45 out of 47 Corporate Debt Funds A Rated for the ten years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the six month period, the Core Bond Fund Class A shares return, inclusive of sales load, was 1.82%.


 6

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        SunAmerica U.S. Government Securities Fund
--------------------------------------------------------------------------------


Lead Portfolio Manager: Michael Cheah

How did you manage the portfolio over the past semiannual period?

Michael Cheah: In general, we maintained an overweight position in longer duration bonds, which benefited from a drop in market yields. We executed this strategy by adding 10-year Treasury notes to the portfolio. Relative to the Fund's benchmark, the Lehman Brothers Government Index, we currently hold an overweight position in these securities.

We also increased the credit quality of our holdings to only top-quality, government guaranteed securities. This proved a judicious strategy as the market shifted toward safety due to uncertainty related to corporate malfeasance and economic stability. This, in turn, helped the Fund to perform very well over the semiannual period.

What is your investment outlook for the coming year?

Michael Cheah: At the end of the third quarter of 2002, real GDP is expected to register approximately 3.50% on an annualized basis. Although this level is respectable against the backdrop of a slow recovery, we remain cautious regarding the present fragility of economic conditions. Our concern is that the economy is not as resilient as previously expected, and that further weakness may manifest itself in coming months.

Currently, only four major sectors are driving the domestic economy: defense, healthcare, housing and automobiles. Employment figures remain mixed to weak, with no clear trend towards conspicuous improvement. By September's end, the total number of individuals claiming unemployment benefits spiked to 3.68 million from 3.48 million in July. Layoffs by major corporations also have become a frequent occurrence. In addition to this, expenditures derived from home equity refinancing are driving up consumer debt at a time when consumer asset-to-liability ratios already are low. On the corporate front, circumstances are similar, with far too many companies carrying excess debt relative to the value of their assets. Added to this, industrial inventory production, as measured by capacity utilization, has held steady at historically low levels.

Viewed as a whole, we believe that these conditions signal the possibility that the economy could slip back into recession. Another prospect that seems increasingly plausible is that is that the Fed will continue to hold interest rates at low levels longer than previously anticipated.

By virtue of investors' increasing appetite for more conservative securities and the obvious benefits of a low interest rate environment for bonds, these circumstances have benefited the Fund. Through September of 2002, the SunAmerica U.S. Government Securities Fund has performed quite well. Given the uncertain conditions at present, we seek to maintain a neutral position, while mitigating risk for the portfolio's overall benefit.



 7

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Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended September 30, 2002, the SunAmerica U.S. Government Securities Fund Class A returned 11.61%. The Fund's peer class, the Lipper General U.S. Government Funds Category returned 9.33% during the same time frame. The Fund's benchmark, the Lehman Brothers Government Securities Index returned 11.40% for the six month period.* Fund returns do not reflect the impact of sales charges.

In addition, the SunAmerica U.S. Government Securities Fund maintains a notable long-term track record of performance. For the three- and five-year periods ended September 30, 2002, Class A shares of the Fund respectively returned 32.05% and 43.10%.

                     Average Annual Returns as of 9/30/02

                                                          Return
                                                           Since
                                                         Inception
                                 1 yr  3 yr  5 yr  10 yr (10/1/93)
                                 ----- ----- ----- ----- ---------
              A Shares At Net
               Asset Value...... 9.74% 9.71% 7.43%  N/A    6.63%
              A Shares With
               Max. Sales Charge 4.48% 7.94% 6.39%  N/A    6.05%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica U.S. Government Securities Fund (Class A) ranked 17 out of 156 General U.S. Government Funds for the six months ended 9/30/2002. The Fund ranked 38 out of 129 General U.S. Government Funds for the five years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the six month period ended 9/30/2002, the SunAmerica Government Securities Fund Class A shares return, inclusive of sales load, was 6.29%.


                                                                             8

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        SunAmerica GNMA Fund
--------------------------------------------------------------------------------

Lead Portfolio Manager: Michael Cheah

How did you manage the portfolio over the semiannual period?

Michael Cheah: During the period, we repositioned the portfolio so that its composition consisted of 79.6% GNMAs, with the remaining 20.4% invested largely in 10-year Treasury notes and other agency obligations. In general, we held an overweight position in long duration securities, which benefited the Fund significantly as interest rates fell throughout the semiannual period. In fact, the 10-year note's yield declined from 5.4% in April to 3.7% in September.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

Michael Cheah: Among GNMA holdings, we concentrated on lower coupon securities, which have less refinancing risk than higher coupon securities.

What is your investment outlook for the coming year?

Michael Cheah: At the end of the third quarter of 2002, real GDP is expected to come in at an annualized rate of 3.50%, a respectable level against the backdrop of a slow recovery. Nonetheless, we remain cautious regarding the present uncertainty of economic conditions. Our concern is that the economy is not as strong as previously expected, and that further weakness may emerge in coming months.

At present, only four major sectors are driving the economy: defense, healthcare, housing and automobiles. Despite growth in these groups, employment figures remain mixed to weak, with no clear trend towards improvement. As major corporations have continued to announce job cuts, the total number of individuals claiming unemployment benefits jumped from 3.48 million in July to
3.68 million by the end of September. In addition to this, expenditures derived from home equity refinancing are driving up consumer debt at a time when consumer asset-to-liability ratios are already low. Similarly, on the corporate front far too many companies are carrying excess debt relative to the value of their assets. Added to this, industrial inventory production, as measured by capacity utilization, has held steady at historically low levels.

Viewed collectively, we believe that these circumstances could point to the possibility of a double-dip recession and, more probably, the Fed pushing its tightening schedule out further. The SunAmerica GNMA Fund has performed very well thus far this calendar year. Given the uncertain conditions at present, we seek to maintain a neutral position, while mitigating risk for the portfolio's overall benefit.


 9

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Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended September 30, 2002, the SunAmerica GNMA Fund Class A returned 9.15%. The Fund's peer class, the Lipper GNMA Category, returned 6.29% during the same time frame. The Fund's benchmark, the Salomon Brothers GNMA Index returned 6.09% for the six month period.* Fund returns do not reflect the impact of sales charges.

The Fund also maintains an excellent long-term track record. For the three- and five-year periods ended September 30, 2002, the GNMA Fund Class A respectively returned 32.31% and 46.87%.

                     Average Annual Returns as of 9/30/02

                                                          Return
                                                          Since
                                                        Inception
                                1 yr  3 yr  5 yr  10 yr (10/11/93)
                                ----- ----- ----- ----- ----------
             A Shares At Net
              Asset Value...... 7.89% 9.78% 7.99%  N/A    7.42%
             A Shares With
              Max. Sales Charge 2.78% 8.02% 6.95%  N/A    6.83%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.



--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica GNMA Fund (Class A) ranked third out of a class of 66 GNMA Funds for the six month period ending 9/30/2002. The Fund ranked second out of 40 for the five year period ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the six month period ending 9/30/2002, the SunAmerica GNMA Fund Class A shares return, inclusive of sales load, was 3.94%.


10

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        SunAmerica Strategic Bond Fund
        (formerly SunAmerica Diversified Income Fund)
         -------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Steve Guterman

How did you manage the portfolio over the past semiannual period?

Steve Guterman: This portfolio's asset allocation model is designed to provide investors with participation in the major fixed-income bond markets throughout the world. The Strategic Bond Fund is also designed to benefit from investment in bonds which have low correlation coefficients to the other bond types within the portfolio. During the past six months, the Fund's assets have remained fairly steadily allocated in the following percentage ranges: 35% to 45% high yield bonds; 35% to 40% investment-grade bonds; 15% to 20% emerging market debt; and approximately a 5% investment in non-U.S. dollar bonds issued by large, developed countries.

Would you give us some specific examples of investment decisions you have recently made?

Steve Guterman: In recent months, the biggest change we made to the portfolio involved tilting our investment in the high yield portion of the portfolio towards single B rated bonds, which are rated between single A and CCC in the high yield category. The high yields available in this segment of the bond market remain compelling; however, at this time, we've emphasized investment in the higher quality bonds in the high yield category for two reasons. Currently, the supply balance in the high yield market is being adversely impacted by an influx of investment-grade bonds that recently have been downgraded to non-investment-grade. This unusually high supply, combined with the current high level of defaults, has caused spreads in the high yield market to remain wide.

We remain hopeful that the coming year will bring with it a decline in the default rate, attributable to better underwriting practices instituted in recent years. Provided this occurs, we expect to see spreads tighten, which will lead to price increases in the high yield section of the portfolio. At present, relative to the Fund's benchmark, the Lehman Aggregate Bond Index, the portfolio is underweighted in Treasuries. Every 15 years or so, Treasuries historically have a heyday. We are in one of those periods now. When it passes, since Treasuries tend to languish more than other types of securities, we expect our underweighting in this area to benefit the portfolio's performance. Long-term, we remain convinced that investors are going to benefit most from the yield capacity inherent to high yield bonds, mortgage-backed securities and emerging market bonds.

In relation to the portfolio's holdings in Emerging Market debt, we are watching Brazil carefully to see how the political situation there stabilizes, and how their elections impact the rest of Latin America. Currently the portfolio's percentage holdings in this category of investment are at about 17% to 18% of total holdings. We are looking for opportunities to shift that closer to 20% soon. Meanwhile our holdings of U.S. investment grade bonds have stabilized the portfolio considerably during a period characterized by difficult conditions.


11

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What is your investment outlook for the next six months?

Steve Guterman: At present, interest rates appear to be stable, inflation is benign, and there is plenty of capacity in the system. At the end of the second calendar quarter, GDP measured 1.2%. This is low relative to historical norms, and while we don't expect the economy to come roaring back soon, we are seeing movement in a positive direction. We seem to be in an unusual situation now, characterized by very volatile equity markets. The high yield market should continue to react to the equity markets, since they are more closely correlated to stocks than any other type of bond. The other segments of the fixed income markets should earn the yields we typically expect of them.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended September 30, 2002, the SunAmerica Strategic Bond Fund Class A returned -0.64%. The Fund's peer class, the Lipper Multi-Sector Income Funds Category, returned 0.92% for the same time frame.* The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 8.45% over the semiannual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                          Return
                                                           Since
                                                         Inception
                                 1 yr  3 yr  5 yr  10 yr (11/1/93)
                                ------ ----- ----- ----- ---------
             A Shares At Net
              Asset Value......  4.22% 4.16% 2.62%  N/A    5.46%
             A Shares With
              Max. Sales Charge -0.72% 2.49% 1.62%  N/A    4.88%

                  Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.


--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Strategic Bond Fund (Class A) ranked 94 out of 127 Multi-Sector Income Funds for the six months ending 9/30/2002. The Fund ranked 25 out of 111 Multi-Sector Income Funds for the three years ending 9/30/2002. The Fund ranked 31 out of 80 Multi-Sector Income Funds for the five years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the six month period, the SunAmerica Strategic Bond Fund Class A shares return, inclusive of sales load, was -5.37%.


12

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        SunAmerica High Yield Bond Fund
        (formerly SunAmerica High Income Fund)
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.


Lead Portfolio Manager: Jeff Gary

How did you manage the portfolio over the semiannual period?

Jeff Gary: At the beginning of the semiannual period, we were cautiously optimistic that economic growth, while slower than previously forecast, would be strong enough to sustain momentum. At this time, the high yield market was receiving significant investor interest and the outlook for high yield securities was good. Unfortunately, this changed quickly. In April, the outlook for U.S. economic growth shifted into low gear with downward revisions to GDP and the continuation of lackluster corporate earnings. In concert with this change, pricing power in the high yield market diminished rapidly.

In response to these conditions, we began aggressively increasing the credit quality of the portfolio, selling off bonds associated with greater risk. We also reduced our single B-rated cable and wireless names and sold debt of companies requiring access to the capital markets.

Throughout the semiannual time frame, bond prices in the high yield market continued to weaken, reaching levels below our expectations. The portfolio was adversely impacted by rapid, steep declines in the utility sector in particular, which were induced by power price reductions and excess assets on the market. In many instances, high yield utility bonds dropped by as much as 50% in short order. Additional holdings that contributed to the Fund's underperformance from April to September were our positions in wireless and cable issues. We held these at the beginning of the semiannual period, overweight relative to the Fund's benchmark, the Salomon Smith Barney High Yield Market Index.

During the past six months, we brought the wireless and cable weighting down to neutral relative to the Fund's benchmark. In the last two months of this reporting period, however, we increased this weighting again slightly, purchasing double B-rated fallen angels--investment-grade corporate credits recently downgraded to high yield status. We also bolstered the overall quality of the portfolio by purchasing investment-grade bonds. These measures helped the Fund outperform its benchmark for the last two months of the semiannual period.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

Jeff Gary: We aggressively sold our entire position in Adelphia Communications when this company first came under pressure, at an average price of approximately $80; these bonds are now trading for about 35 cents on the dollar. We are also well into the process of redefining the portfolio's composition since last year's merger. Our goal has been to sell into strength. While this has required more time than expected because of a period characterized by

--------------------------------------------------------------------------------

unusually high volatility and weakness in the high yield market, we have largely accomplished our goal. Currently, the portfolio holds only two names out of the 50 of which we intended to divest.

What is your investment outlook for the coming year?

Jeff Gary: Our near-term outlook is relatively pessimistic. Companies in most industries are still experiencing oversupply, overcapacity, weak pricing power and reductions in capital expenditures across the board. This is most notable in the cable, telecom and utility companies, which then have a ripple effect on their suppliers. We are seeing more layoffs from companies, continued weakness and some fragility in consumer spending. If consumer spending remains strong, Corporate America will likely weather the current environment satisfactorily. On the other hand, if consumer confidence begins to erode because of continued declines in the equity market or from a potential war with Iraq, we may lose the beneficial effects of consumer spending, the last pillar that has sustained this economy.

As a result of these uncertainties, we have positioned the portfolio conservatively with a higher than normal cash balance. We are also trying to maintain higher than average credit quality, in more defensive sectors such as gaming, healthcare and energy. Additionally, we are focusing our incremental purchases on fallen angels that we believe to be of good value, as well as in highly rated double B-rated bonds. Looking out 12 to 18 months, to the middle or latter part of next year, we believe that growth will resume. At that time, we plan to position the portfolio more aggressively, to take advantage of mid to high single B-rated names, particularly cyclical and commodity based bonds that have been beaten up and currently are at depressed prices.


14

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Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended September 30, 2002, the SunAmerica High Yield Bond Fund Class A returned -12.67%. The Fund's peer class, the Lipper High Current Yield Funds Category, returned -8.10% during the same time frame. The Fund's benchmark, the Salomon Smith Barney High Yield Master Market Index returned -11.06% for the six month period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                           Return
                                                            Since
                                                          Inception
                                 1 yr    3 yr  5 yr 10 yr (11/2/98)
                                ------- ------ ---- ----- ---------
             A Shares At Net
              Asset Value...... - 9.43% -4.98% N/A   N/A   -2.97%
             A Shares With
              Max. Sales Charge -13.71% -6.51% N/A   N/A   -4.18%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.



--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica High Yield Bond Fund (Class A) ranked 339 out of 385 High Current Yield Funds for the six months ending 9/30/2002. The Fund ranked 326 out of 376 High Current Yield Funds for the one year ending 9/30/2002. The Fund ranked 191 out of 289 High Current Yield Funds for the three years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the six month period, the SunAmerica High Yield Bond Fund Class A shares return, inclusive of sales load, was -16.89%.

        SunAmerica Tax Exempt Insured Fund
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.


Lead Portfolio Manager: Hutch Bryan

How did you manage the portfolio over the semiannual period?

Hutch Bryan: During the past six months, we continued to follow through on our strategy of improving the call structure of the portfolio by adding non-callable paper to the Fund's holdings. In the current low yield environment, we have also strengthened the portfolio's defensive stance by adding premium priced bonds with higher coupon rates to the portfolio. In the event that municipal rates in general begin to rise again, municipal bonds priced at premiums should hold their valuations better than those priced at a discount. This strategy better positions the portfolio to weather a shift in this direction if one occurs.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

Hutch Bryan: Issuance of new municipal debt reached record volumes this year, as municipalities took advantage of current low interest rates to fund major projects. From subways in New York to hospitals in California, a variety of new municipal bond issues have been brought to market at a time when investor consumption of these bonds is at its highest level ever. In fact, from January to August of 2002, investor participation in municipal bonds increased 38% over the entire previous year.

The Fund used new issuance of municipal debt to its advantage, purchasing New York Metropolitan Transportation Authority bonds on the new issues market as various tranches became available. We bought when volume was high and prices were attractive, and sold these in the secondary market at a later time, when supplies had diminished and prices increased over our purchase price. Aside from this trading strategy, which we used to benefit the portfolio's yield, we continued to acquire non-callable bonds and premium priced bonds to create greater resiliency within the portfolio in the event that interest rates begin slowly rising.

Currently, the Fund is overweight the 15- to 20-year segment of the yield curve relative to its benchmark, the Lehman Municipal Bond Index. This part of the yield curve is presently the most rewarding and by concentrating our investment here, the Fund is able to pick up 97% of the total yield available. At the same time, we are eliminating the additional risk that would be present if we invested further out in 30-year maturities.

What is your investment outlook for the coming year?

Hutch Bryan: As of September 30, 2002, ten-year AAA-rated municipal bonds yielded 3.31% as compared to 4.01% at the beginning of the quarter. From July through September, the municipal AAA yield curve from 1 to 30 years

--------------------------------------------------------------------------------

flattened as investors sought higher yields 10 years and out on the yield curve. New issue volume in the third calendar quarter of 2002 rose 33% over 2001, and represents a record for the first nine months of the year. Our outlook is positive near term as investors are reluctant to put money back into stocks, in view of the fact that concerns about corporate accountability continue, economic weakness has re-emerged, and threats of war with Iraq escalate. However, municipal supply continues to build, in particular, the $11.9 billion State of California Department of Water Resources loan that is expected to be priced in late October and early November.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended September 30, 2002, the SunAmerica Tax Exempt Insured Fund returned 9.40%. The Fund's peer class, the Lipper Insured Municipal Debt Funds Category, returned 8.75% during the same time frame. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 8.59% for the six month period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                          Return
                                                          Since
                                                        Inception
                                1 yr  3 yr  5 yr  10 yr (11/22/85)
                                ----- ----- ----- ----- ----------
             A Shares At Net
              Asset Value...... 8.21% 7.75% 5.62% 5.68%   6.49%
             A Shares With
              Max. Sales Charge 3.10% 6.02% 4.60% 5.17%   6.19%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.


--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Tax Exempt Insured Fund ranked tenth out of a class of 49 Insured Municipal Debt Funds for the six months ending 9/30/2002. The Fund ranked 23 out of a class of 42 for the five years ending 9/30/02. The Fund ranked 16 out of a class of 19 for the ten years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the six month period, the Tax Exempt Insured Fund Class A shares return, inclusive of sales load, was 4.24%.

--------------------------------------------------------------------------------


If you would like additional information:

      [_] Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

      [_] Visit SunAmerica on the World Wide Web. Visit our site at www.sunamericafunds.com for more up-to-date information.

                            AIG SunAmerica Mutual Funds
                            thanks you for your continued support.

      SunAmerica Income Funds
      STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2002 -- (unaudited)


                                                        Core      U.S. Government     GNMA        Strategic     High Yield
                                                      Bond Fund   Securities Fund     Fund        Bond Fund     Bond Fund
                                                    ------------  --------------- ------------  ------------  -------------
ASSETS:
Investment securities, at value*................... $311,744,458   $295,904,437   $439,326,067  $ 70,542,497  $ 147,196,830
Short-term securities*.............................    9,000,000             --     74,968,989     1,053,000             --
Repurchase agreements (cost equals market).........    1,640,000      1,873,000     15,298,000     2,270,000      7,993,000
Deposit with brokers for securities sold short.....           --             --             --            --        454,883
Cash...............................................          790         25,053            417       416,019        284,470
Interest and dividends receivable..................    2,782,851      1,938,737      2,017,344     1,425,661      4,122,327
Receivable for shares of beneficial interest sold..      304,637      1,259,612     12,429,319       563,940        482,797
Receivable due from adviser........................        2,015         78,380         40,330            59            129
Receivable for investments sold....................    2,590,270      4,433,342     13,300,027       319,479      2,247,188
Prepaid expenses...................................          409            690            377           476            528
                                                    ------------   ------------   ------------  ------------  -------------
  Total assets.....................................  328,065,430    305,513,251    557,380,870    76,591,131    162,782,152
                                                    ------------   ------------   ------------  ------------  -------------
LIABILITIES:
Payable for investments purchased..................    3,597,377      4,484,178     86,826,122       254,995      3,336,221
Payable for shares of beneficial interest redeemed.    6,221,734      1,114,519        526,521       199,320      1,261,182
Interest payable on securities sold short..........           --             --             --            --         12,758
Dividends payable..................................       10,584        254,047        268,627        77,111        359,975
Accrued expenses...................................       68,428        240,197        123,713        37,140         79,491
Investment advisory and management fees payable....      150,795        153,588        163,059        40,711        102,534
Distribution and service maintenance fees payable..       13,842        124,455        245,694        42,642         68,347
Securities sold short, at value#...................           --             --             --            --        436,500
                                                    ------------   ------------   ------------  ------------  -------------
  Total liabilities................................   10,062,760      6,370,984     88,153,736       651,919      5,657,008
                                                    ------------   ------------   ------------  ------------  -------------
   Net assets...................................... $318,002,670   $299,142,267   $469,227,134  $ 75,939,212  $ 157,125,144
                                                    ============   ============   ============  ============  =============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par value...... $    309,834   $    311,158   $    407,237  $    262,737  $     456,562
Paid-in capital....................................  318,423,475    303,349,123    452,556,790   141,155,474    326,340,778
                                                    ------------   ------------   ------------  ------------  -------------
                                                     318,733,309    303,660,281    452,964,027   141,418,211    326,797,340
Accumulated undistributed net investment income
 (loss)............................................      (39,862)      (782,475)      (170,951)     (391,839)      (641,968)
Accumulated net realized gain (loss) on
 investments, futures, options and foreign
 currency..........................................  (13,669,181)   (15,216,983)     4,622,661   (61,248,814)  (141,022,613)
Net unrealized appreciation (depreciation) on
 investments.......................................   12,978,404     11,481,444     11,811,397    (3,840,491)   (28,013,240)
Net unrealized appreciation (depreciation) on
 foreign currency, and other assets and liabilities           --             --             --         2,145             --
Net unrealized appreciation (depreciation) on
 securities sold short.............................           --             --             --            --          5,625
                                                    ------------   ------------   ------------  ------------  -------------
   Net assets...................................... $318,002,670   $299,142,267   $469,227,134  $ 75,939,212  $ 157,125,144
                                                    ============   ============   ============  ============  =============
*Identified cost
  Investment securities............................ $298,766,054   $284,422,993   $427,514,670  $ 74,382,988  $ 175,210,070
                                                    ============   ============   ============  ============  =============
  Short-term securities............................ $  9,000,000   $         --   $ 74,968,989  $  1,053,000  $          --
                                                    ============   ============   ============  ============  =============
#Proceeds from securities sold short...............           --             --             --            --        442,125
                                                    ============   ============   ============  ============  =============

                                                     Tax Exempt
                                                    Insured Fund
                                                    ------------
ASSETS:
Investment securities, at value*................... $ 95,048,058
Short-term securities*.............................   10,650,000
Repurchase agreements (cost equals market).........           --
Deposit with brokers for securities sold short.....           --
Cash...............................................           --
Interest and dividends receivable..................    1,338,596
Receivable for shares of beneficial interest sold..      116,638
Receivable due from adviser........................          128
Receivable for investments sold....................           --
Prepaid expenses...................................          301
                                                    ------------
  Total assets.....................................  107,153,721
                                                    ------------
LIABILITIES:
Payable for investments purchased..................           --
Payable for shares of beneficial interest redeemed.    1,341,683
Interest payable on securities sold short..........           --
Dividends payable..................................       97,225
Accrued expenses...................................      114,578
Investment advisory and management fees payable....       43,116
Distribution and service maintenance fees payable..       44,004
Securities sold short, at value#...................           --
                                                    ------------
  Total liabilities................................    1,640,606
                                                    ------------
   Net assets...................................... $105,513,115
                                                    ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par value...... $     77,089
Paid-in capital....................................   95,625,274
                                                    ------------
                                                      95,702,363
Accumulated undistributed net investment income
 (loss)............................................       56,974
Accumulated net realized gain (loss) on
 investments, futures, options and foreign
 currency..........................................      631,544
Net unrealized appreciation (depreciation) on
 investments.......................................    9,122,234
Net unrealized appreciation (depreciation) on
 foreign currency, and other assets and liabilities           --
Net unrealized appreciation (depreciation) on
 securities sold short.............................           --
                                                    ------------
   Net assets...................................... $105,513,115
                                                    ============
*Identified cost
  Investment securities............................ $ 85,925,824
                                                    ============
  Short-term securities............................ $ 10,650,000
                                                    ============
#Proceeds from securities sold short...............           --
                                                    ============

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2002 -- (unaudited) (continued)
==============================================


                                                  Core      U.S. Government     GNMA      Strategic  High Yield   Tax Exempt
                                                Bond Fund   Securities Fund     Fund      Bond Fund  Bond Fund   Insured Fund
                                               ------------ --------------- ------------ ----------- ----------- ------------
Class A (unlimited shares authorized):
Net assets.................................... $  6,336,058  $219,581,021   $216,632,871 $33,977,495 $35,735,760 $78,548,103
Shares of beneficial interest issued and
 outstanding..................................      617,755    22,840,824     18,831,290  11,763,187  10,399,856   5,738,876
Net asset value and redemption price per share $      10.26  $       9.61   $      11.50 $      2.89 $      3.44 $     13.69
Maximum sales charge (4.75% of offering
 price).......................................         0.51          0.48           0.57        0.14        0.17        0.68
                                               ------------  ------------   ------------ ----------- ----------- -----------
Maximum offering price to public.............. $      10.77  $      10.09   $      12.07 $      3.03 $      3.61 $     14.37
                                               ============  ============   ============ =========== =========== ===========
Class B (unlimited shares authorized):
Net assets.................................... $  5,389,454  $ 59,529,588   $156,613,554 $25,364,926 $49,389,937 $21,034,736
Shares of beneficial interest issued and
 outstanding..................................      527,122     6,190,310     13,578,599   8,783,096  14,345,933   1,536,836
Net asset value, offering and redemption price
 per share.................................... $      10.22  $       9.62   $      11.53 $      2.89 $      3.44 $     13.69
                                               ============  ============   ============ =========== =========== ===========
Class II (unlimited shares authorized):
Net assets.................................... $  4,916,695  $ 20,031,658   $ 93,989,684 $13,735,331 $17,211,897 $ 5,930,276
Shares of beneficial interest issued and
 outstanding..................................      480,205     2,084,688      8,140,957   4,736,872   4,983,530     433,225
Net asset value and redemption price per share $      10.24  $       9.61   $      11.55 $      2.90 $      3.45 $     13.69
Maximum sales charge (1.00% of offering
 price).......................................         0.10          0.10           0.12        0.03        0.03        0.14
                                               ------------  ------------   ------------ ----------- ----------- -----------
Maximum offering price to public.............. $      10.34  $       9.71   $      11.67 $      2.93 $      3.48 $     13.83
                                               ============  ============   ============ =========== =========== ===========
Class I (unlimited shares authorized):
Net assets.................................... $ 20,139,253  $         --   $     39,827 $ 2,861,460 $    12,238 $        --
Shares of beneficial interest issued and
 outstanding..................................    1,961,294            --          3,462     990,556       3,563          --
Net asset value, offering and redemption price
 per share.................................... $      10.27  $         --   $      11.50 $      2.89 $      3.43 $        --
                                               ============  ============   ============ =========== =========== ===========
Class Z (unlimited shares authorized):
Net assets.................................... $281,221,210  $         --   $         -- $        -- $54,775,312 $        --
Shares of beneficial interest issued and
 outstanding..................................   27,397,039            --             --          --  15,923,351          --
Net asset value, offering and redemption price
 per share.................................... $      10.26  $         --   $         -- $        -- $      3.44 $        --
                                               ============  ============   ============ =========== =========== ===========
Class X (unlimited shares authorized):
Net assets.................................... $         --  $         --   $  1,951,198 $        -- $        -- $        --
Shares of beneficial interest issued and
 outstanding..................................           --            --        169,395          --          --          --
Net asset value, offering and redemption price
 per share.................................... $         --  $         --   $      11.52 $        -- $        -- $        --
                                               ============  ============   ============ =========== =========== ===========

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF OPERATIONS -- For the six months ended September 30,
      2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                                                      Core      U.S. Government
                                                                                    Bond Fund   Securities Fund  GNMA Fund
                                                                                   -----------  --------------- -----------
INVESTMENT INCOME:
Income:
  Interest........................................................................ $ 9,175,433    $ 6,934,102   $ 8,575,232
  Dividends.......................................................................         625             --            --
                                                                                   -----------    -----------   -----------
   Total investment income........................................................   9,176,058      6,934,102     8,575,232
                                                                                   -----------    -----------   -----------
Expenses:
  Investment advisory and management fees.........................................     890,615        826,946       756,497
  Distribution and service maintenance fees -- Class A............................       9,591        342,054       275,393
  Distribution and service maintenance fees -- Class B............................      21,100        231,858       568,718
  Distribution and service maintenance fees -- Class II...........................      16,554         76,110       278,179
  Service fees -- Class I.........................................................      26,213             --            50
  Transfer agent fees and expenses -- Class A.....................................       7,790        236,048       181,521
  Transfer agent fees and expenses -- Class B.....................................       6,351         58,184       131,312
  Transfer agent fees and expenses -- Class II....................................       4,436         17,663        64,034
  Transfer agent fees and expenses -- Class I.....................................      26,309             --            50
  Transfer agent fees and expenses -- Class Z.....................................       9,450             --            --
  Transfer agent fees and expenses -- Class X.....................................          --             --         2,120
  Custodian fees and expenses.....................................................      68,153         36,826        57,372
  Printing expense................................................................      40,470         21,850        17,610
  Audit and tax consulting fees...................................................      15,598         15,220        15,235
  Trustees' fees and expenses.....................................................      10,330          6,730         5,595
  Legal fees and expenses.........................................................       5,355          3,500         4,580
  Registration fees -- Class A....................................................       2,966         21,072         1,052
  Registration fees -- Class B....................................................       2,418          7,278         6,474
  Registration fees -- Class II...................................................       1,722          3,096         3,108
  Registration fees -- Class I....................................................       9,170             --           736
  Registration fees -- Class Z....................................................      34,003             --            --
  Registration fees -- Class X....................................................          --             --         6,732
  Insurance expense...............................................................          --            500           236
  Interest expense................................................................          --             --            --
  Miscellaneous expenses..........................................................       4,550          3,454         3,309
                                                                                   -----------    -----------   -----------
   Total expenses before reimbursements and custody credits.......................   1,213,144      1,908,389     2,379,913
   Expenses reimbursed by investment adviser......................................      (3,334)       (85,574)     (206,950)
   Custody credits earned on cash balances........................................     (11,268)          (580)         (115)
                                                                                   -----------    -----------   -----------
   Net expenses...................................................................   1,198,542      1,822,235     2,172,848
                                                                                   -----------    -----------   -----------
Net investment income.............................................................   7,977,516      5,111,867     6,402,384
                                                                                   -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...........................................  (4,604,907)     9,473,991     6,407,055
Net realized foreign exchange gain (loss) on other assets and liabilities.........          --             --            --
Net realized gain (loss) on securities sold short.................................          --             --            --
Net increase from payments by affiliates and net losses realized (Note 4).........          --             --            --
Net change in unrealized appreciation (depreciation) on investments...............  19,342,180     13,825,864    15,294,218
Net change in unrealized appreciation (depreciation) on foreign currency and other
 assets and liabilities...........................................................          --             --            --
Net change in unrealized appreciation (depreciation) on securities sold short.....          --             --            --
                                                                                   -----------    -----------   -----------
Net realized and unrealized gain (loss) on investments............................  14,737,273     23,299,855    21,701,273
                                                                                   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................... $22,714,789    $28,411,722   $28,103,657
                                                                                   ===========    ===========   ===========

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF OPERATIONS -- For the six months ended September 30, 2002 -- (unaudited) (continued)
=======================================================



                                                                                                            Strategic
                                                                                                            Bond Fund
                                                                                                          ------------
INVESTMENT INCOME:
Income:
  Interest...............................................................................................  $ 3,228,516
  Dividends..............................................................................................       68,076
                                                                                                          ------------
   Total investment income...............................................................................    3,296,592
                                                                                                          ------------
Expenses:
  Investment advisory and management fees................................................................      253,641
  Distribution and service maintenance fees -- Class A...................................................       60,807
  Distribution and service maintenance fees -- Class B...................................................      131,588
  Distribution and service maintenance fees -- Class II..................................................       70,501
  Service fees -- Class I................................................................................        3,599
  Transfer agent fees and expenses -- Class A............................................................       44,934
  Transfer agent fees and expenses -- Class B............................................................       34,900
  Transfer agent fees and expenses -- Class II...........................................................       18,817
  Transfer agent fees and expenses -- Class I............................................................        3,603
  Transfer agent fees and expenses -- Class Z............................................................           --
  Transfer agent fees and expenses -- Class X............................................................           --
  Custodian fees and expenses............................................................................       34,011
  Printing expense.......................................................................................        9,765
  Audit and tax consulting fees..........................................................................       14,765
  Trustees' fees and expenses............................................................................        3,603
  Legal fees and expenses................................................................................        3,045
  Registration fees -- Class A...........................................................................        5,230
  Registration fees -- Class B...........................................................................        5,494
  Registration fees -- Class II..........................................................................        3,561
  Registration fees -- Class I...........................................................................        4,066
  Registration fees -- Class Z...........................................................................           --
  Registration fees -- Class X...........................................................................           --
  Insurance expense......................................................................................          137
  Interest expense*......................................................................................           --
  Miscellaneous expenses.................................................................................        4,612
                                                                                                          ------------
   Total expenses before reimbursements and custody credits..............................................      710,679
   Expenses reimbursed by investment adviser.............................................................       (2,736)
   Custody credits earned on cash balances...............................................................       (6,319)
                                                                                                          ------------
   Net expenses..........................................................................................      701,624
                                                                                                          ------------
Net investment income....................................................................................    2,594,968
                                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments..................................................................   (5,338,402)
Net realized foreign exchange gain (loss) on other assets and liabilities................................       13,029
Net realized gain (loss) on securities sold short........................................................           --
Net increase from payments by affiliates and net losses realized (Note 4)................................       12,000
Net change in unrealized appreciation (depreciation) on investments......................................    1,974,962
Net change in unrealized appreciation (depreciation) on foreign currency and other assets and liabilities        1,964
Net change in unrealized appreciation (depreciation) on securities sold short............................           --
                                                                                                          ------------
Net realized and unrealized gain (loss) on investments...................................................   (3,336,447)
                                                                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................... ($   741,479)
                                                                                                          ============


                                                                                                            High Yield
                                                                                                            Bond Fund
                                                                                                          -------------
INVESTMENT INCOME:
Income:
  Interest...............................................................................................  $ 10,219,355
  Dividends..............................................................................................       389,101
                                                                                                          -------------
   Total investment income...............................................................................    10,608,456
                                                                                                          -------------
Expenses:
  Investment advisory and management fees................................................................       687,531
  Distribution and service maintenance fees -- Class A...................................................        82,550
  Distribution and service maintenance fees -- Class B...................................................       291,038
  Distribution and service maintenance fees -- Class II..................................................        96,652
  Service fees -- Class I................................................................................            17
  Transfer agent fees and expenses -- Class A............................................................        56,040
  Transfer agent fees and expenses -- Class B............................................................        70,632
  Transfer agent fees and expenses -- Class II...........................................................        22,683
  Transfer agent fees and expenses -- Class I............................................................            26
  Transfer agent fees and expenses -- Class Z............................................................        10,980
  Transfer agent fees and expenses -- Class X............................................................            --
  Custodian fees and expenses............................................................................        36,274
  Printing expense.......................................................................................        18,915
  Audit and tax consulting fees..........................................................................        15,555
  Trustees' fees and expenses............................................................................         6,248
  Legal fees and expenses................................................................................         3,255
  Registration fees -- Class A...........................................................................         5,266
  Registration fees -- Class B...........................................................................         4,082
  Registration fees -- Class II..........................................................................         4,391
  Registration fees -- Class I...........................................................................           100
  Registration fees -- Class Z...........................................................................         7,419
  Registration fees -- Class X...........................................................................            --
  Insurance expense......................................................................................           357
  Interest expense*......................................................................................         9,721
  Miscellaneous expenses.................................................................................         4,058
                                                                                                          -------------
   Total expenses before reimbursements and custody credits..............................................     1,433,790
   Expenses reimbursed by investment adviser.............................................................        (1,650)
   Custody credits earned on cash balances...............................................................        (4,145)
                                                                                                          -------------
   Net expenses..........................................................................................     1,427,995
                                                                                                          -------------
Net investment income....................................................................................     9,180,461
                                                                                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments..................................................................   (23,884,291)
Net realized foreign exchange gain (loss) on other assets and liabilities................................            --
Net realized gain (loss) on securities sold short........................................................        (2,250)
Net increase from payments by affiliates and net losses realized (Note 4)................................            --
Net change in unrealized appreciation (depreciation) on investments......................................    (9,502,063)
Net change in unrealized appreciation (depreciation) on foreign currency and other assets and liabilities            --
Net change in unrealized appreciation (depreciation) on securities sold short............................         5,625
                                                                                                          -------------
Net realized and unrealized gain (loss) on investments...................................................   (33,382,979)
                                                                                                          -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................... ($ 24,202,518)
                                                                                                          =============

                                                                                                              Tax
                                                                                                            Exempt
                                                                                                            Insured
                                                                                                             Fund
                                                                                                          ----------
INVESTMENT INCOME:
Income:
  Interest............................................................................................... $2,278,398
  Dividends..............................................................................................         --
                                                                                                          ----------
   Total investment income...............................................................................  2,278,398
                                                                                                          ----------
Expenses:
  Investment advisory and management fees................................................................    252,370
  Distribution and service maintenance fees -- Class A...................................................    134,948
  Distribution and service maintenance fees -- Class B...................................................     94,480
  Distribution and service maintenance fees -- Class II..................................................     24,696
  Service fees -- Class I................................................................................         --
  Transfer agent fees and expenses -- Class A............................................................     89,302
  Transfer agent fees and expenses -- Class B............................................................     21,832
  Transfer agent fees and expenses -- Class II...........................................................      6,193
  Transfer agent fees and expenses -- Class I............................................................         --
  Transfer agent fees and expenses -- Class Z............................................................         --
  Transfer agent fees and expenses -- Class X............................................................         --
  Custodian fees and expenses............................................................................     30,365
  Printing expense.......................................................................................     11,145
  Audit and tax consulting fees..........................................................................     15,255
  Trustees' fees and expenses............................................................................      3,014
  Legal fees and expenses................................................................................      1,980
  Registration fees -- Class A...........................................................................     14,801
  Registration fees -- Class B...........................................................................      9,953
  Registration fees -- Class II..........................................................................      2,513
  Registration fees -- Class I...........................................................................         --
  Registration fees -- Class Z...........................................................................         --
  Registration fees -- Class X...........................................................................         --
  Insurance expense......................................................................................        220
  Interest expense*......................................................................................         --
  Miscellaneous expenses.................................................................................      3,903
                                                                                                          ----------
   Total expenses before reimbursements and custody credits..............................................    716,970
   Expenses reimbursed by investment adviser.............................................................       (813)
   Custody credits earned on cash balances...............................................................       (109)
                                                                                                          ----------
   Net expenses..........................................................................................    716,048
                                                                                                          ----------
Net investment income....................................................................................  1,562,350
                                                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments..................................................................  1,021,252
Net realized foreign exchange gain (loss) on other assets and liabilities................................         --
Net realized gain (loss) on securities sold short........................................................         --
Net increase from payments by affiliates and net losses realized (Note 4)................................         --
Net change in unrealized appreciation (depreciation) on investments......................................  6,441,631
Net change in unrealized appreciation (depreciation) on foreign currency and other assets and liabilities         --
Net change in unrealized appreciation (depreciation) on securities sold short............................         --
                                                                                                          ----------
Net realized and unrealized gain (loss) on investments...................................................  7,462,883
                                                                                                          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................................... $9,025,233
                                                                                                          ==========

--------
* Interest expense includes $342 of interest on securities sold short and $9,379 from borrowings under the line of credit.

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Core Bond Fund
                                                             ----------------------------------------
                                                                For the
                                                              six months     For the
                                                                 ended      five month   For the year
                                                             September 30, period ended     ended
                                                                 2002       March 31,    October 31,
                                                              (unaudited)      2002          2001
                                                             ------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).............................. $  7,977,516  $  7,942,516  $ 21,191,818
  Net realized gain (loss) on investments...................   (4,604,907)      566,137     9,371,745
  Net realized gain (loss) on futures contracts.............           --            --            --
  Net realized foreign exchange gain (loss) on other assets
   and liabilities..........................................           --            --            --
  Net realized gain (loss) on securities sold short.........           --            --            --
  Net increase from payments by affiliates and net losses
   realized (Note 4)........................................           --            --            --
  Net change in unrealized appreciation (depreciation) on
   investments..............................................   19,342,180   (17,713,553)   13,844,059
  Net change in unrealized appreciation (depreciation) on
   foreign currency and other assets and liabilities........           --            --            --
                                                             ------------  ------------  ------------
  Net increase (decrease) in net assets resulting from
   operations...............................................   22,714,789    (9,204,900)   44,407,622
                                                             ------------  ------------  ------------

Dividends and distributions to shareholders:
  From net investment income (Class A)......................     (124,808)      (95,154)     (232,668)
  From net investment income (Class B)......................      (81,966)      (57,351)     (230,886)
  From net investment income (Class II).....................      (64,239)      (60,887)     (438,716)
  From net investment income (Class I)......................     (491,763)     (427,363)   (1,146,148)
  From net investment income (Class Z)......................   (7,611,418)   (6,379,198)  (17,433,677)
  From net investment income (Class X)......................           --            --            --
  From net realized gain on investments (Class A)...........           --            --            --
  From net realized gain on investments (Class B)...........           --            --            --
  From net realized gain on investments (Class II)..........           --            --            --
  From net realized gain on investments (Class I)...........           --            --            --
  From net realized gain on investments (Class Z)...........                         --            --
                                                             ------------  ------------  ------------
Total dividends and distributions to shareholders...........   (8,374,194)   (7,019,953)  (19,482,095)
                                                             ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7)........................  (27,429,614)  (15,921,211)  (11,073,776)
                                                             ------------  ------------  ------------
Total increase (decrease) in net assets.....................  (13,089,019)  (32,146,064)   13,851,751

NET ASSETS:
Beginning of period.........................................  331,091,689   363,237,753   349,386,002
                                                             ------------  ------------  ------------
End of period............................................... $318,002,670  $331,091,689  $363,237,753
                                                             ============  ============  ============
Accumulated undistributed net investment income (loss)...... $     39,862  $    356,816  $    (15,527)
                                                             ============  ============  ============

                                                             U.S. Government Securities Fund
                                                             ------------------------------
                                                                For the
                                                              six months
                                                                 ended       For the year
                                                             September 30,      ended
                                                                 2002         March 31,
                                                              (unaudited)        2002
                                                             -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).............................. $  5,111,867    $  8,726,513
  Net realized gain (loss) on investments...................    9,473,991        (131,172)
  Net realized gain (loss) on futures contracts.............           --              --
  Net realized foreign exchange gain (loss) on other assets
   and liabilities..........................................           --              --
  Net realized gain (loss) on securities sold short.........           --              --
  Net increase from payments by affiliates and net losses
   realized (Note 4)........................................           --              --
  Net change in unrealized appreciation (depreciation) on
   investments..............................................   13,825,864      (2,577,545)
  Net change in unrealized appreciation (depreciation) on
   foreign currency and other assets and liabilities........           --              --
                                                             ------------     ------------
  Net increase (decrease) in net assets resulting from
   operations...............................................   28,411,722       6,017,796
                                                             ------------     ------------

Dividends and distributions to shareholders:
  From net investment income (Class A)......................   (4,270,922)     (7,859,518)
  From net investment income (Class B)......................     (855,822)     (1,287,085)
  From net investment income (Class II).....................     (281,115)       (260,972)
  From net investment income (Class I)......................           --              --
  From net investment income (Class Z)......................           --              --
  From net investment income (Class X)......................           --              --
  From net realized gain on investments (Class A)...........           --              --
  From net realized gain on investments (Class B)...........           --              --
  From net realized gain on investments (Class II)..........           --              --
  From net realized gain on investments (Class I)...........           --              --
  From net realized gain on investments (Class Z)...........           --              --
                                                             ------------     ------------
Total dividends and distributions to shareholders...........   (5,407,859)     (9,407,575)
                                                             ------------     ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7)........................   37,436,457      37,179,711
                                                             ------------     ------------
Total increase (decrease) in net assets.....................   60,440,320      33,789,932

NET ASSETS:
Beginning of period.........................................  238,701,947     204,912,015
                                                             ------------     ------------
End of period............................................... $299,142,267    $238,701,947
                                                             ============     ============
Accumulated undistributed net investment income (loss)...... $   (782,475)   $   (486,483)
                                                             ============     ============

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------


                                                                            GNMA Fund
                                                                   --------------------------
                                                                      For the
                                                                    six months
                                                                       ended     For the year
                                                                   September 30,    ended
                                                                       2002       March 31,
                                                                    (unaudited)      2002
                                                                   ------------- ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).................................... $  6,402,384  $  8,372,899
  Net realized gain (loss) on investments.........................    6,407,055     2,419,180
  Net realized gain (loss) on futures contracts...................           --            --
  Net realized foreign exchange gain (loss) on other assets and
   liabilities....................................................           --            --
  Net realized gain (loss) on securities sold short...............           --            --
  Net increase from payments by affiliates and net losses
   realized (Note 4)..............................................           --            --
  Net change in unrealized appreciation (depreciation) on
   investments....................................................   15,294,218    (4,626,830)
  Net change in unrealized appreciation (depreciation) on foreign
   currency and other assets and liabilities......................           --            --
                                                                   ------------  ------------
  Net increase (decrease) in net assets resulting from operations.   28,103,657     6,165,249
                                                                   ------------  ------------

Dividends and distributions to shareholders:
  From net investment income (Class A)............................   (3,422,672)   (4,656,020)
  From net investment income (Class B)............................   (2,106,472)   (2,645,799)
  From net investment income (Class II)...........................   (1,019,028)   (1,092,382)
  From net investment income (Class I)............................         (895)       (2,438)
  From net investment income (Class Z)............................           --            --
  From net investment income (Class X)............................      (23,462)           --
  From net realized gain on investments (Class A).................           --    (3,254,217)
  From net realized gain on investments (Class B).................           --    (2,325,251)
  From net realized gain on investments (Class II)................           --      (927,809)
  From net realized gain on investments (Class I).................           --          (707)
  From net realized gain on investments (Class Z).................           --            --
                                                                   ------------  ------------
Total dividends and distributions to shareholders.................   (6,572,529)  (14,904,623)
                                                                   ------------  ------------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 7)......................................  202,830,339   127,472,109
                                                                   ------------  ------------
Total increase (decrease) in net assets...........................  224,361,467   118,732,735

NET ASSETS:
Beginning of period...............................................  244,865,667   126,132,932
                                                                   ------------  ------------
End of period..................................................... $469,227,134  $244,865,667
                                                                   ============  ============
Accumulated undistributed net investment income (loss)............ $   (170,951) $       (806)
                                                                   ============  ============

                                                                             Strategic Bond Fund
                                                                   --------------------------------------
                                                                      For the
                                                                     six month     For the
                                                                   period ended   five month  For the year
                                                                   September 30, period ended    ended
                                                                       2002       March 31,   October 31,
                                                                    (unaudited)      2002         2001
                                                                   ------------- ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)....................................  $ 2,594,968  $ 2,391,679  $ 3,038,493
  Net realized gain (loss) on investments.........................   (5,338,402)  (4,228,388)  (2,286,351)
  Net realized gain (loss) on futures contracts...................           --           --           --
  Net realized foreign exchange gain (loss) on other assets and
   liabilities....................................................       13,029     (478,470)     (49,427)
  Net realized gain (loss) on securities sold short...............           --           --           --
  Net increase from payments by affiliates and net losses
   realized (Note 4)..............................................       12,000           --           --
  Net change in unrealized appreciation (depreciation) on
   investments....................................................    1,974,962    3,795,121    1,337,414
  Net change in unrealized appreciation (depreciation) on foreign
   currency and other assets and liabilities......................        1,964          582       30,086
                                                                    -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations.     (741,479)   1,480,524    2,070,215
                                                                    -----------  -----------  -----------

Dividends and distributions to shareholders:
  From net investment income (Class A)............................   (1,069,173)  (1,185,734)    (664,338)
  From net investment income (Class B)............................     (722,790)    (888,017)  (1,079,453)
  From net investment income (Class II)...........................     (386,085)    (488,301)  (1,022,493)
  From net investment income (Class I)............................      (89,161)    (111,960)    (249,619)
  From net investment income (Class Z)............................           --           --           --
  From net investment income (Class X)............................           --           --           --
  From net realized gain on investments (Class A).................           --           --           --
  From net realized gain on investments (Class B).................           --           --           --
  From net realized gain on investments (Class II)................           --           --           --
  From net realized gain on investments (Class I).................           --           --           --
  From net realized gain on investments (Class Z).................           --           --           --
                                                                    -----------  -----------  -----------
Total dividends and distributions to shareholders.................   (2,267,209)  (2,674,012)  (3,015,903)
                                                                    -----------  -----------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 7)......................................     (470,402)  47,898,021   (3,602,500)
                                                                    -----------  -----------  -----------
Total increase (decrease) in net assets...........................   (3,479,090)  46,704,533   (4,548,188)

NET ASSETS:
Beginning of period...............................................   79,418,302   32,713,769   37,261,957
                                                                    -----------  -----------  -----------
End of period.....................................................  $75,939,212  $79,418,302  $32,713,769
                                                                    ===========  ===========  ===========
Accumulated undistributed net investment income (loss)............  $  (391,839) $  (719,598) $   (42,006)
                                                                    ===========  ===========  ===========

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------


                                                         High Yield Bond                   Tax Exempt Insured Fund
                                         -----------------------------------------------  -------------------------
                                             For the                                         For the
                                         six month period      For the                     six months
                                              ended       five month period For the year      ended     For the year
                                          September 30,         ended          ended      September 30,    ended
                                               2002           March 31,     October 31,       2002       March 31,
                                           (unaudited)          2002            2001       (unaudited)      2002
                                         ---------------- ----------------- ------------  ------------- ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income..................   $  9,180,461     $  7,242,054    $  7,092,913  $  1,562,350  $ 3,531,591
 Net realized gain (loss) on investments    (23,884,291)     (21,117,664)    (10,215,530)    1,021,252    2,111,656
 Net realized gain (loss) on futures
   contracts............................             --               --              --            --       76,029
 Net realized foreign exchange gain
   (loss) on other assets and
   liabilities..........................             --               --              --            --           --
 Net realized gain (loss) on securities
   sold short...........................         (2,250)              --              --            --           --
 Net increase from payments by
   affiliates and net losses realized
   (Note 4).............................             --               --              --            --           --
 Net change in unrealized appreciation
   (depreciation) on investments........     (9,502,063)      15,109,441       1,831,284     6,441,631   (4,757,868)
 Net change in unrealized appreciation
   (depreciation) on foreign currency
   and other assets and liabilities.....             --               --              --            --           --
 Net change in unrealized appreciation
   (depreciation) on securities sold
   short................................          5,625               --              --            --           --
                                           ------------     ------------    ------------  ------------  -----------
Net increase (decrease) in net assets
 resulting from operations..............    (24,202,518)       1,233,831      (1,291,333)    9,025,233      961,408
                                           ------------     ------------    ------------  ------------  -----------

Dividends to shareholders:
 From net investment income (Class A)...     (2,179,277)      (1,984,914)        (50,183)   (1,263,789)  (2,979,694)
 From net investment income (Class B)...     (2,505,377)      (2,417,790)       (236,249)     (241,917)    (502,818)
 From net investment income (Class II)..       (831,962)        (721,178)       (133,223)      (63,628)     (80,490)
 From net investment income (Class I)...           (610)         (22,531)       (201,028)           --           --
 From net investment income (Class Z)...     (2,889,110)      (2,988,915)     (6,579,260)           --           --
 From net investment income (Class X)...             --               --              --            --           --
 From net realized gain on investments
   (Class A)............................             --               --              --            --           --
 From net realized gain on investments
   (Class B)............................             --               --              --            --           --
 From net realized gain on investments
   (Class II)...........................             --               --              --            --           --
 From net realized gain on investments
   (Class I)............................             --               --              --            --           --
 From net realized gain on investments
   (Class Z)............................             --               --              --            --           --
                                           ------------     ------------    ------------  ------------  -----------
Total dividends and distributions to
 shareholders...........................     (8,406,336)      (8,135,328)     (7,199,943)   (1,569,334)  (3,563,002)
                                           ------------     ------------    ------------  ------------  -----------
Net increase (decrease) in net assets
 resulting from capital share
 transactions (Note 7)..................    (19,868,931)     146,084,842      13,770,624       801,409   10,440,631
                                           ------------     ------------    ------------  ------------  -----------
Total increase (decrease) in net assets.    (52,477,785)     139,183,345       5,279,348     8,257,308    7,839,037

NET ASSETS:
Beginning of period.....................    209,602,929       70,419,584      65,140,236    97,255,807   89,416,770
                                           ------------     ------------    ------------  ------------  -----------
End of period...........................   $157,125,144     $209,602,929    $ 70,419,584  $105,513,115  $97,255,807
                                           ============     ============    ============  ============  ===========
Accumulated undistributed net
 investment income (loss)...............   $   (641,968)    $ (1,416,093)   $    139,968  $     56,974  $    63,958
                                           ============     ============    ============  ============  ===========

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      CORE BOND FUND
                                                                      --------------
                                            Net gain
                     Net Asset             (loss) on                                                           Net
                      Value,              investments             Dividends                                  Assets,
                     beginning    Net        (both     Total from  from net             Net Asset            end of
                        of     investment realized and investment investment Returns of Value, end   Total   period
   Period Ended       period   income(1)  unrealized)  operations   income    capital   of period  Return(2) (000's)
-------------------  --------- ---------- ------------ ---------- ---------- ---------- ---------- --------- --------

                                                                             Class A
                                                                             -------
11/01/96-10/31/97...  $10.34     $0.67       $ 0.18      $ 0.85     $(0.67)    $   --     $10.52      8.57%  $  7,110
11/01/97-10/31/98...   10.52      0.68         0.10        0.78      (0.67)        --      10.63      7.63      6,730
11/01/98-10/31/99...   10.63      0.66        (0.77)      (0.11)     (0.67)        --       9.85     (1.08)     3,507
11/01/99-10/31/00...    9.85      0.62        (0.21)       0.41      (0.60)     (0.06)      9.60      4.35      3,858
11/01/00-10/31/01...    9.60      0.55         0.65        1.20      (0.51)        --      10.29     12.85      5,901
11/01/01-3/31/02#...   10.29      0.20        (0.48)      (0.28)     (0.19)        --       9.82     (2.77)     5,312
4/01/02-9/30/02(5)..    9.82      0.21         0.46        0.67      (0.23)                10.26      6.90      6,336

                                                                             Class B
                                                                             -------
11/01/96-10/31/97...  $10.33     $0.60       $ 0.20      $ 0.80     $(0.61)    $   --     $10.52      8.05%  $  4,613
11/01/97-10/31/98...   10.52      0.61         0.10        0.71      (0.61)        --      10.62      6.93      4,845
11/01/98-10/31/99...   10.62      0.59        (0.75)      (0.16)     (0.61)        --       9.85     (1.56)     4,295
11/01/99-10/31/00...    9.85      0.58        (0.24)       0.34      (0.55)     (0.05)      9.59      3.70      4,937
11/01/00-10/31/01...    9.59      0.48         0.64        1.12      (0.45)        --      10.26     11.93      6,444
11/01/01-3/31/02#...   10.26      0.17        (0.49)      (0.32)     (0.16)        --       9.78     (3.14)     3,220
4/01/01-9/30/02(5)..    9.78      0.18         0.46        0.64      (0.20)                10.22      6.57      5,389

                                                                            Class II*
                                                                            ---------
11/01/96-10/31/97...  $10.33     $0.60       $ 0.20      $ 0.80     $(0.61)    $   --     $10.52      8.05%  $  6,109
11/01/97-10/31/98...   10.52      0.61         0.10        0.71      (0.61)        --      10.62      6.93      5,532
11/01/98-10/31/99...   10.62      0.59        (0.75)      (0.16)     (0.61)        --       9.85     (1.56)     4,593
11/01/99-10/31/00...    9.85      0.57        (0.23)       0.34      (0.55)     (0.05)      9.59      3.70      2,778
11/01/00-10/31/01...    9.59      0.48         0.64        1.12      (0.45)        --      10.26     11.93      4,541
11/01/01-3/31/02#...   10.26      0.18        (0.49)      (0.31)     (0.16)        --       9.79     (3.04)     3,772
4/01/01-9/30/02(5)..    9.79      0.17         0.48        0.65      (0.20)                10.24      6.67      4,917

                                                                             Class I
                                                                             -------
7/10/00-10/31/00@...  $ 9.65     $0.19       $(0.02)     $ 0.17     $(0.18)    $(0.02)    $ 9.62      1.85%  $ 19,971
11/01/00-10/31/01...    9.62      0.57         0.65        1.22      (0.52)        --      10.32     13.01     22,782
11/01/01-3/31/02#...   10.32      0.21        (0.52)      (0.31)     (0.19)        --       9.82     (3.01)    21,707
4/01/01-9/20/02(5)..    9.82      0.22         0.46        0.68      (0.23)                10.27      7.24     20,139

                                                                            Class Z*
                                                                            --------
7/10/00-10/31/00@...  $ 9.64     $0.19       $(0.03)     $ 0.16     $(0.18)    $(0.02)    $ 9.60      1.81%  $317,842
11/01/00-10/31/01...    9.60      0.59         0.65        1.24      (0.55)        --      10.29     13.37    323,570
11/01/01-3/31/02#...   10.29      0.21        (0.47)      (0.26)     (0.21)        --       9.82     (2.57)   297,081
4/01/01-9/30/02(5)..    9.82      0.25         0.45        0.70      (0.26)                10.26      7.06    281,221


                                        Ratio of
                                          net
                       Ratio of        investment
                      expenses to      income to
                        average         average        Portfolio
   Period Ended       net assets       net assets      Turnover
-------------------  -----------      ----------       ---------

                                                                             Class A
                                                                             -------
11/01/96-10/31/97...    1.25%(4)         6.54%(4)          65%
11/01/97-10/31/98...    1.25(4)          6.45(4)           48
11/01/98-10/31/99...    1.25(4)          4.77(4)           43
11/01/99-10/31/00...    1.29(4)          6.45(4)           94
11/01/00-10/31/01...    1.31(4)          5.51(4)          215
11/01/01-3/31/02#...    1.33(3)(4)       5.03(3)(4)        94
4/01/02-9/30/02(5)..    1.32(3)(4)       4.28(3)(4)        99

                                                                             Class B
                                                                             -------
11/01/96-10/31/97...    1.90%(4)         5.89%(4)          65%
11/01/97-10/31/98...    1.90(4)          5.81(4)           48
11/01/98-10/31/99...    1.90(4)          5.71(4)           43
11/01/99-10/31/00...    1.95(4)          5.95(4)           94
11/01/00-10/31/01...    1.97(4)          4.88(4)          215
11/01/01-3/31/02#...    1.98(3)(4)       4.36(3)(4)        94
4/01/01-9/30/02(5)..    1.98(3)(4)       3.60(3)(4)        99

                                                                            Class II*
                                                                            ---------
11/01/96-10/31/97...    1.90%(4)         5.89%(4)          65%
11/01/97-10/31/98...    1.90(4)          5.81(4)           48
11/01/98-10/31/99...    1.90(4)          5.70(4)           43
11/01/99-10/31/00...    1.95(4)          5.84(4)           94
11/01/00-10/31/01...    1.97(4)          4.79(4)          215
11/01/01-3/31/02#...    1.98(3)(4)       4.39(3)(4)        94
4/01/01-9/30/02(5)..    1.98(3)(4)       3.60(3)(4)        99

                                                                             Class I
                                                                             -------
7/10/00-10/31/00@...    1.16%(3)         6.18%(3)          94%
11/01/00-10/31/01...    1.22(4)          5.68(4)          215
11/01/01-3/31/02#...    1.23(3)(4)(5)    5.12(3)(4)(5)     94
4/01/01-9/20/02(5)..    1.22(3)(4)(5)    4.42(3)(4)(5)     99

                                                                            Class Z*
                                                                            --------
7/10/00-10/31/00@...    0.95%(3)(4)      6.39%(3)(4)       94%
11/01/00-10/31/01...    0.97(4)          5.97(4)          215
11/01/01-3/31/02#...    0.74(3)(4)       5.62(3)(4)        94
4/01/01-9/30/02(5)..    0.66(3)(4)       4.98(3)(4)        99

                        -------------------------------
--------
* In conjunction with the reorganization, Class C was redesignated as Class II and Class II was redesignated as Class Z. See Note 2 for further discussion.
@   Inception of class.
#   See Note 2.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Annualized.
(4) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                     10/31/97 10/31/98 10/31/99 10/31/00  10/31/01 3/31/02(3) 9/30/02(3)(5)
                     -------- -------- -------- --------  -------- ---------- -------------
Core Bond Fund
 Class A............   0.37%    0.29%    0.45%    0.49%     0.04%     0.19%       0.06%
Core Bond Fund
 Class B............   0.43     0.30     0.49     0.50      0.03      0.32        0.08
Core Bond Fund
 Class II...........   0.39     0.30     0.48     0.54      0.04      0.32        0.04
Core Bond Fund
 Class I............     --       --       --       --      0.03      0.13        0.01
Core Bond Fund
 Class Z............     --       --       --     0.01(3)   0.03      0.02        0.01

(5)Unaudited.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                     U.S. GOVERNMENT SECURITIES FUND
                                                     -------------------------------
                                          Net gain
                   Net Asset             (loss) on                                                Net
                    Value,              investments             Dividends                       Assets,   Ratio of
                   beginning    Net        (both     Total from  from net  Net Asset            end of   expenses to
                      of     investment realized and investment investment Value, end   Total   period     average
  Period Ended      period   income(1)  unrealized)  operations   income   of period  Return(2) (000's)  net assets
-----------------  --------- ---------- ------------ ---------- ---------- ---------- --------- -------- -----------
                                                                 Class A
                                                                 -------
3/31/98...........   $8.35     $0.58       $ 0.21      $0.79      $(0.48)    $8.66       9.62%  $ 97,496    1.63%
3/31/99...........    8.66      0.49        (0.07)      0.42       (0.43)     8.65       4.91    135,734    1.50
3/31/00...........    8.65      0.44        (0.37)      0.07       (0.41)     8.31       0.89    150,975    1.51(4)
3/31/01...........    8.31      0.45         0.60       1.05       (0.45)     8.91      13.06    169,524    1.49(4)
3/31/02...........    8.91      0.37(5)     (0.08)      0.29       (0.40)     8.80       3.25    187,615    1.42(4)
9/30/02(6)........    8.80      0.19         0.82       1.01       (0.20)     9.61      11.61    219,581    1.26(3)(4)
                                                                 Class B
                                                                 -------
3/31/98...........   $8.36     $0.52       $ 0.20      $0.72      $(0.42)    $8.66       8.80%  $207,950    2.26%
3/31/99...........    8.66      0.45        (0.09)      0.36       (0.37)     8.65       4.25    113,521    2.15
3/31/00...........    8.65      0.40        (0.38)      0.02       (0.36)     8.31       0.23     42,273    2.18(4)
3/31/01...........    8.31      0.39         0.61       1.00       (0.40)     8.91      12.29     32,085    2.17(4)
3/31/02...........    8.91      0.31(5)     (0.08)      0.23       (0.34)     8.80       2.55     38,878    2.09(4)
9/30/02(6)........    8.80      0.16         0.83       0.99       (0.17)     9.62      11.35     59,530    1.92(3)(4)
                                                                 Class II
                                                                 --------
6/01/99-3/31/00@..   $8.49     $0.31       $(0.20)     $0.11      $(0.28)    $8.32       1.30%  $    907    2.20%(3)(4)
3/31/01...........    8.32      0.37         0.61       0.98       (0.39)     8.91      12.10      3,303    2.20(4)
3/31/02...........    8.91      0.29(5)     (0.09)      0.20       (0.32)     8.79       2.40     12,209    2.10(4)
9/30/02(6)........    8.79      0.16         0.83       0.99       (0.17)     9.61      11.36     20,032    1.91(3)(4)


                    Ratio of
                      net
                   investment
                   income to
                    average       Portfolio
  Period Ended     net assets     Turnover
-----------------  ----------     ---------


3/31/98...........    6.73%           229%
3/31/99...........    5.72            291
3/31/00...........    5.33(4)         717
3/31/01...........    5.27(4)       1,561
3/31/02...........    4.12(5)         570
9/30/02(6)........    4.14(3)(4)      393


3/31/98...........    6.11%           229%
3/31/99...........    5.10            291
3/31/00...........    4.69(4)         717
3/31/01...........    4.59(4)       1,561
3/31/02...........    3.42(4)(5)      570
9/30/02(6)........    3.46(3)(4)      393


6/01/99-3/31/00@..    4.50%(3)(4)     717%
3/31/01...........    4.48(4)       1,561
3/31/02...........    3.33(4)(5)      570
9/30/02(6)........    3.47(3)(4)      393

--------
@  Inception of class.
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                                              3/31/00  3/31/01 3/31/02 9/30/02(3)(6)
                                              -------  ------- ------- -------------
U.S. Government Securities Fund Class A......   -- %     -- %    -- %      0.07%
U.S. Government Securities Fund Class B......    --       --    0.01       0.07
U.S. Government Securities Fund Class II.....  0.86(3)  1.18    0.16       0.07

(5)As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.11% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.
(6)Unaudited.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                   GNMA FUND
                                   ---------

                                         Net gain
                  Net Asset             (loss) on
                   Value,              investments             Dividends  Distributions
                  beginning    Net        (both     Total from  from net    from net                  Net Asset
                     of     investment realized and investment investment   realized        Total     Value, end   Total
  Period Ended     period   income(1)  unrealized)  operations   income       gains     distributions of period  Return(2)
----------------- --------- ---------- ------------ ---------- ---------- ------------- ------------- ---------- ---------
                                                                              Class A
                                                                              -------
3/31/98..........  $10.39     $0.62       $ 0.63      $1.25      $(0.59)     $(0.02)       $(0.61)      $11.03     12.29%
3/31/99..........   11.03      0.57         0.11       0.68       (0.53)      (0.50)        (1.03)       10.68      6.21
3/31/00..........   10.68      0.53        (0.29)      0.24       (0.50)         --         (0.50)       10.42      2.40
3/31/01..........   10.42      0.61         0.72       1.33       (0.62)      (0.01)        (0.63)       11.12     13.10
3/31/02..........   11.12      0.51(6)     (0.03)      0.48       (0.51)      (0.32)        (0.83)       10.77      4.45
9/30/02(7).......   10.77      0.23         0.75       0.98       (0.25)         --         (0.25)       11.50      9.15
                                                                              Class B
                                                                              -------
3/31/98..........  $10.42     $0.55       $ 0.63      $1.18      $(0.52)     $(0.02)       $(0.54)      $11.06     11.54%
3/31/99..........   11.06      0.50         0.12       0.62       (0.46)      (0.50)        (0.96)       10.72      5.63
3/31/00..........   10.72      0.46        (0.30)      0.16       (0.44)         --         (0.44)       10.44      1.55
3/31/01..........   10.44      0.53         0.74       1.27       (0.55)      (0.01)        (0.56)       11.15     12.45
3/31/02..........   11.15      0.44(6)     (0.03)      0.41       (0.44)      (0.32)        (0.76)       10.80      3.78
9/30/02(7).......   10.80      0.20         0.74       0.94       (0.21)         --         (0.21)       11.53      8.78

                                                                              Class II
                                                                              --------
6/01/99-3/31/00@.  $10.52     $0.37       $(0.09)     $0.28      $(0.34)     $   --        $(0.34)      $10.46      2.72%
3/31/01..........   10.46      0.49         0.77       1.26       (0.55)      (0.01)        (0.56)       11.16     12.33
3/31/02..........   11.16      0.44(6)     (0.03)      0.41       (0.44)      (0.32)        (0.76)       10.81      3.78
9/30/02(7).......   10.81      0.19         0.76       0.95       (0.21)         --         (0.21)       11.55      8.86
                                                                              Class I
                                                                              -------
11/16/01-3/31/02@  $11.27     $1.18(6)    $(1.15)     $0.03      $(0.19)     $(0.32)       $(0.51)      $10.79      0.31%
9/30/02(7).......   10.79      0.25         0.71       0.96       (0.25)         --         (0.25)       11.50      9.10
                                                                              Class X
                                                                              -------
3/19/02-3/31/02@.  $10.80     $0.02(6)    $(0.01)     $0.01      $(0.02)     $   --        $(0.02)      $10.79      0.08%
9/30/02(7).......   10.79      0.24         0.74       0.98       (0.25)         --         (0.25)       11.52      9.19

                                                 Ratio of
                    Net                            net
                  Assets,    Ratio of           investment
                  end of    expenses to         income to
                  period      average            average          Portfolio
  Period Ended    (000's)   net assets          net assets        Turnover
----------------- -------- -----------       ----------           ---------


3/31/98.......... $ 31,628    1.47%             5.75%                529%
3/31/99..........   35,809    1.41              5.19                 456
3/31/00..........   44,155    1.37(5)           5.06(5)              910
3/31/01..........   72,092    0.99(5)           5.78(5)              833
3/31/02..........  118,440    0.99(4)(5)        4.61(4)(5)(6)        537
9/30/02(7).......  216,633    0.99(3)(5)        4.25(3)(5)           343


3/31/98.......... $ 18,837    2.13%             5.09%                529%
3/31/99..........   26,061    2.07              4.53                 456
3/31/00..........   22,376    2.03(5)           4.41(5)              910
3/31/01..........   38,190    1.64(5)           5.11(5)              833
3/31/02..........   90,011    1.64(4)(5)        3.96(4)(5)(6)        537
9/30/02(7).......  156,614    1.64(3)(5)        3.60(3)(5)           343



6/01/99-3/31/00@. $  1,406    2.10%(3)(5)       4.34%(3)(5)          910%
3/31/01..........   15,851    1.64(5)           4.99(5)              833
3/31/02..........   36,258    1.64(4)(5)        3.96(4)(5)(6)        537
9/30/02(7).......   93,990    1.64(3)(5)        3.55(3)(5)           343


11/16/01-3/31/02@ $     51    0.89%(3)(4)(5)    4.81%(3)(4)(5)(6)    537%
9/30/02(7).......       40    0.89(3)(5)        4.44(3)(5)           343


3/19/02-3/31/02@. $    106    0.89%(3)(4)(5)    3.84%(3)(4)(5)(6)    537%
9/30/02(7).......    1,951    0.89(3)(5)        4.22(3)(5)           343

--------
@ Inception of class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Annualized.
(4) The ratios reflect an expense cap of 0.99%, 1.64% and 1.64% for Class A, Class B and Class II, respectively, which are net of custody credits of 0.01% for Class A, Class B, and Class II or waivers/reimbursements if applicable. Custody credits for Class I and X are less than 0.01%.
(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                                              3/31/00  3/31/01 3/31/02   9/30/02(3)(7)
                                              -------  ------- -------   -------------
GNMA Fund Class A............................   -- %    0.30%    0.19%       0.12%
GNMA Fund Class B............................    --     0.33     0.19        0.13
GNMA Fund Class II...........................  1.98(3)  0.62     0.21        0.13
GNMA Fund Class I............................    --       --     2.00(3)     3.86
GNMA Fund Class X............................    --       --    56.17(3)     1.28

(6)As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share on all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.03% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.
(7)Unaudited.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                            STRATEGIC BOND FUND**
                                                                            ---------------------
                                          Net gain
                   Net Asset             (loss) on                           Dividends                                    Net
                    Value,              investments              Dividends    from net              Net Asset           Assets,
                   beginning    Net        (both     Total from   from net    realized               Value,    Total    end of
                      of     investment realized and investment  investment   gain on    Returns of  end of     Ret     period
   Period Ended     period+  income(1)+ unrealized)+ operations+  income+   investments+  capital+   period+   urn(2)   (000's)
------------------ --------- ---------- ------------ ----------- ---------- ------------ ---------- --------- ------    -------
                                                                                   Class A
                                                                                   -------
11/01/96-10/31/97.   $3.84     $0.27       $ 0.11      $ 0.38      $(0.33)     $(0.07)     $   --     $3.82   10.57%    $15,924
11/01/97-10/31/98.    3.82      0.26        (0.25)       0.01       (0.26)      (0.05)         --      3.52    0.22      15,296
11/01/98-10/31/99.    3.52      0.28        (0.20)       0.08       (0.29)      (0.02)         --      3.29    2.10       8,997
11/01/99-10/31/00.    3.29      0.28        (0.14)       0.14       (0.25)      (0.01)      (0.04)     3.13    4.09       6,439
11/01/00-10/31/01.    3.13      0.28        (0.09)       0.19       (0.28)         --          --      3.04    6.48       8,478
11/01/01-3/31/02#.    3.04      0.11(6)     (0.03)       0.08       (0.12)         --          --      3.00    2.46      35,365
4/01/02-9/30/02(7)    3.00      0.10        (0.12)      (0.02)      (0.09)         --          --      2.89   (0.64)(8)  33,977
                                                                                   Class B
                                                                                   -------
11/01/96-10/31/97.   $3.85     $0.25       $ 0.11      $ 0.36      $(0.31)     $(0.07)     $   --     $3.83    9.86%    $34,590
11/01/97-10/31/98.    3.83      0.24        (0.25)      (0.01)      (0.24)      (0.05)         --      3.53   (0.43)     29,210
11/01/98-10/31/99.    3.53      0.26        (0.21)       0.05       (0.26)      (0.02)         --      3.30    1.56      21,340
11/01/99-10/31/00.    3.30      0.26        (0.14)       0.12       (0.23)      (0.01)      (0.04)     3.14    3.33      15,131
11/01/00-10/31/01.    3.14      0.26        (0.09)       0.17       (0.26)         --          --      3.05    5.65       9,964
11/01/01-3/31/02#.    3.05      0.10(6)     (0.04)       0.06       (0.11)         --          --      3.00    2.05      26,892
4/01/02-9/30/02(7)    3.00      0.09        (0.12)      (0.03)      (0.08)         --          --      2.89   (0.97)(8)  25,365
                                                                                  Class II*
                                                                                  ---------
11/01/96-10/31/97.   $3.85     $0.25       $ 0.12      $ 0.37      $(0.31)     $(0.07)     $   --     $3.84    9.86%    $32,683
11/01/97-10/31/98.    3.84      0.24        (0.25)      (0.01)      (0.24)      (0.06)         --      3.53   (0.43)     33,537
11/01/98-10/31/99.    3.53      0.26        (0.20)       0.06       (0.26)      (0.02)         --      3.31    1.56      20,749
11/01/99-10/31/00.    3.31      0.26        (0.16)       0.10       (0.23)      (0.01)      (0.03)     3.14    3.32      13,056
11/01/00-10/31/01.    3.14      0.26        (0.09)       0.17       (0.26)         --          --      3.05    5.65      11,461
11/01/01-3/31/02#.    3.05      0.10(6)     (0.03)       0.07       (0.11)         --          --      3.01    2.25      14,289
4/01/02-9/30/02(7)    3.01      0.09        (0.12)      (0.03)      (0.08)         --          --      2.90   (0.97)(8)  13,735
                                                                                   Class I
                                                                                   -------
7/10/00-10/31/00@.   $3.21     $0.08       $(0.08)     $(0.00)     $(0.07)     $   --      $(0.01)    $3.13   (0.10)%   $ 2,636
11/01/00-10/31/01.    3.13      0.29        (0.09)       0.20       (0.29)         --          --      3.04    6.63       2,811
11/01/01-3/31/02#.    3.04      0.11(6)     (0.03)       0.08       (0.12)         --          --      3.00    2.59       2,872
4/01/02-9/30/02(7)    3.00      0.10        (0.12)      (0.02)      (0.09)         --          --      2.89   (0.62)(8)   2,861


                                        Ratio of
                     Ratio of             net
                     expense           investment
                        to             income to
                     average            average         Portfolio
   Period Ended     net assets         net assets       Turnover
------------------ ----------       ----------          ---------
                                                                                   Class A
                                                                                   -------
11/01/96-10/31/97.    1.50%(5)         7.25%(5)            193%
11/01/97-10/31/98.    1.50(5)          7.02(5)             162
11/01/98-10/31/99.    1.50(5)          8.21(5)             119
11/01/99-10/31/00.    1.55(5)          8.70(5)              46
11/01/00-10/31/01.    1.57(5)          9.07(5)              49
11/01/01-3/31/02#.    1.52(3)(4)(5)    8.09(3)(4)(5)(6)     99
4/01/02-9/30/02(7)    1.47(4)(5)(9)    6.99(4)(5)(9)        38
                                                                                   Class B
                                                                                   -------
11/01/96-10/31/97.    2.15%(5)         6.60%(5)            193%
11/01/97-10/31/98.    2.15(5)          6.39(5)             162
11/01/98-10/31/99.    2.15(5)          7.58(5)             119
11/01/99-10/31/00.    2.20(5)          8.00(5)              46
11/01/00-10/31/01.    2.21(5)          8.41(5)              49
11/01/01-3/31/02#.    2.19(3)(4)(5)    7.48(3)(4)(5)(6)     99
4/01/02-9/30/02(7)    2.14(4)(5)(9)    6.33(4)(5)(9)        38
                                                                                  Class II*
                                                                                  ---------
11/01/96-10/31/97.    2.15%(5)         6.60%(5)            193%
11/01/97-10/31/98.    2.15(5)          6.37(5)             162
11/01/98-10/31/99.    2.15(5)          7.57(5)             119
11/01/99-10/31/00.    2.20(5)          8.04(5)              46
11/01/00-10/31/01.    2.22(5)          8.41(5)              49
11/01/01-3/31/02#.    2.22(3)(4)(5)    7.34(3)(4)(5)(6)     99
4/01/02-9/30/02(7)    2.13(4)(5)(9)    6.32(3)(4)(5)(9)     38
                                                                                   Class I
                                                                                   -------
7/10/00-10/31/00@.    1.45%(4)(5)      7.87%(4)(5)          46%
11/01/00-10/31/01.    1.46(5)          9.17(5)              49
11/01/01-3/31/02#.    1.44(3)(4)(5)    8.13(3)(4)(5)(6)     99
4/01/02-9/30/02(7)    1.41(4)(5)(9)    7.03(3)(4)(5)(9)     38

--------
* In conjunction with fund merger, Class C was redesignated as Class II. See
  Note 2 for further discussion.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American Strategic Income Fund, which was reorganized in SunAmerica Strategic Bond Fund on that date.
+ Prior to the fund merger, the North American Strategic Income Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts reflecting activity subsequent to November 16, 2001, no restatement was necessary. See Note 2 for further discussion.
@ Inception of the class.
# See Note 2.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load.
(3)The ratios reflect an expense cap of 2.22%, and 1.44% for Class II and Class I, respectively, which is net of custody credits of 0.03% for these classes. Class A and Class B are gross of custody credits of 0.03%.
(4) Annualized.
(5) Net of the following expense reimbursements and custody credits, for classes with an expense cap (based on average net assets):

                                         10/31/97 10/31/98 10/31/99 10/31/00  10/31/01 03/31/02(4) 9/30/02(4)(7)
                                         -------- -------- -------- --------  -------- ----------- -------------
Strategic Bond Fund Class A.............   0.11%    0.06%    0.17%    0.32%     0.17%     0.01%         -- %
Strategic Bond Fund Class B.............   0.08     0.06     0.17     0.32      0.18      0.01           --
Strategic Bond Fund Class II............   0.09     0.06     0.17     0.32      0.17      0.08         0.02
Strategic Bond Fund Class I.............     --       --       --     0.26(4)   0.18      0.24         0.02

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net asset was less than 0.01% for all classes. Per share data and ratios for the periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.
(7) Unaudited.
(8)Total return for each class was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (Note 5).
(9)The ratios reflect an expense cap of 2.22%, and 1.44% for Class II and Class I respectively, which is net of custody credits of 0.02% for these classes. Class A and Class B are gross of custody credits of 0.02%.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                HIGH YIELD BOND FUND**
                                                                ----------------------
                                          Net gain
                   Net Asset             (loss) on                                                 Net
                    Value,              investments              Dividends                       Assets,   Ratio of
                   beginning    Net        (both     Total from   from net  Net Asset            end of   expense to
     Period           of     investment realized and investment  investment Value, end   Total   period    average
      Ended         period+  income(1)+ unrealized)+ operations+  income+   of period+ Return(2) (000's)  net assets
------------------ --------- ---------- ------------ ----------- ---------- ---------- --------- ------- ----------
                                                                    Class A
                                                                        -------
11/01/98-10/31/99.   $5.63     $0.46       $(0.32)     $ 0.14      $(0.46)    $5.31       2.28%  $    34    1.25%(5)
11/01/99-10/31/00.    5.31      0.50        (0.49)       0.01       (0.50)     4.82       0.04       286    1.38(5)
11/01/00-10/31/01.    4.82      0.44        (0.55)      (0.11)      (0.46)     4.25      (2.23)      722    1.57(5)
11/01/01-3/31/02#.    4.25      0.18(6)     (0.11)       0.07       (0.19)     4.13       1.67    59,075    1.48(3)(4)(5)
4/01/01-9/30/02(7)    4.13      0.19        (0.70)      (0.51)      (0.18)     3.44     (12.67)   35,735    1.46(4)
                                                                    Class B
                                                                        -------
11/01/98-10/31/99.   $5.64     $0.42       $(0.32)     $ 0.10      $(0.42)    $5.32       1.53%  $   652    2.00%(5)
11/01/99-10/31/00.    5.32      0.46        (0.50)      (0.04)      (0.46)     4.82      (0.83)    1,594    2.10(5)
11/01/00-10/31/01.    4.82      0.41        (0.54)      (0.13)      (0.43)     4.26      (2.84)    2,911    2.21(5)
11/01/01-3/31/02#.    4.26      0.16(6)     (0.11)       0.05       (0.18)     4.13       1.23    67,599    2.12(3)(4)(5)
4/01/01-9/30/02(7)    4.13      0.18        (0.71)      (0.53)      (0.16)     3.44     (12.95)   49,390    2.10(4)
                                                                   Class II*
                                                                       ---------
8/21/00@-10/31/00.   $5.09     $0.11       $(0.28)     $(0.17)     $(0.09)    $4.83      (3.29)% $   545    2.07%(4)
11/01/00-10/31/01.    4.83      0.40        (0.52)      (0.12)      (0.44)     4.27      (2.84)    2,274    2.21(5)
11/01/01-3/31/02#.    4.27      0.17(6)     (0.11)       0.06       (0.18)     4.15       1.43    20,670    2.17(3)(4)(5)
4/01/02-9/30/02(7)    4.15      0.18        (0.72)      (0.54)      (0.16)     3.45     (13.13)   17,212    2.12(4)
                                                                    Class I
                                                                        -------
11/01/98-10/31/99.   $5.63     $0.47       $(0.32)     $ 0.15      $(0.47)    $5.31       2.44%  $    14    1.13%(5)
11/01/99-10/31/00.    5.31      0.52        (0.50)       0.02       (0.51)     4.82       0.04        14    1.22(5)
11/01/00-10/31/01.    4.82      0.44        (0.54)      (0.10)      (0.47)     4.25      (2.30)    3,062    1.51(5)
11/01/01-3/31/02#.    4.25      0.21(6)     (0.15)       0.06       (0.19)     4.12       1.56        14    1.49(3)(4)(5)
4/01/02-9/30/02(7)    4.12      0.19        (0.70)      (0.51)      (0.18)     3.43     (12.43)       12    1.45(4)(5)
                                                                   Class Z*
                                                                       --------
11/01/98-10/31/99.   $5.64     $0.49       $(0.32)     $ 0.17      $(0.49)    $5.32       2.74%  $62,506    0.88%(5)
11/01/99-10/31/00.    5.32      0.54        (0.51)       0.03       (0.52)     4.83       0.30    62,702    0.96(5)
11/01/00-10/31/01.    4.83      0.47        (0.57)      (0.10)      (0.48)     4.25      (2.07)   61,451    1.15(5)
11/01/01-3/31/02#.    4.25      0.19(6)     (0.11)       0.08       (0.20)     4.13       1.98    62,245    0.93(3)(4)(5)
4/01/02-9/30/02(7)    4.13      0.20        (0.70)      (0.50)      (0.19)     3.44     (12.71)   54,775    0.91(4)


                       Ratio of
                         net
                      investment
                      income to
     Period            average         Portfolio
      Ended           net assets       Turnover
------------------ ----------          ---------
                                                                    Class A
                                                                        -------
11/01/98-10/31/99.    5.69%(5)            72%
11/01/99-10/31/00.   10.13(5)             57
11/01/00-10/31/01.    9.73(5)             83
11/01/01-3/31/02#.    9.56(3)(4)(5)(6)    61
4/01/01-9/30/02(7)   10.09(4)             76
                                                                    Class B
                                                                        -------
11/01/98-10/31/99.    7.30%(5)            72%
11/01/99-10/31/00.    9.41(5)             57
11/01/00-10/31/01.    9.17(5)             83
11/01/01-3/31/02#.    8.91(3)(4)(5)(6)    61
4/01/01-9/30/02(7)    9.47(4)             76
                                                                   Class II*
                                                                       ---------
8/21/00@-10/31/00.    9.10%(4)            57%
11/01/00-10/31/01.    9.02(5)             83
11/01/01-3/31/02#.    8.86(3)(4)(5)(6)    61
4/01/02-9/30/02(7)    9.45(4)             76
                                                                    Class I
                                                                        -------
11/01/98-10/31/99.    5.57%(5)            72%
11/01/99-10/31/00.   10.14(5)             57
11/01/00-10/31/01.    9.80(5)             83
11/01/01-3/31/02#.    9.33(3)(4)(5)(6)    61
4/01/02-9/30/02(7)   10.11(4)(5)          76
                                                                   Class Z*
                                                                       --------
11/01/98-10/31/99.    8.84%(5)            72%
11/01/99-10/31/00.   10.41(5)             57
11/01/00-10/31/01.   10.45(5)             83
11/01/01-3/31/02#.   10.04(3)(4)(5)(6)    61
4/01/02-9/30/02(7)   10.65(4)             76

--------
* In conjunction with fund merger, Class C was redesignated as Class II and Class II was redesignated as Class Z.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American High Yield Bond Fund, which was reorganized in SunAmerica High Yield Bond Fund on that date.
+ Prior to the fund merger, the North American High Yield Bond Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts subsequent to November 16, 2001, no restatement was necessary. See Note 2 for further discussion.
@ Inception of class.
# See Note 2.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Gross of custody credits of 0.01%.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):

                    10/31/99 10/31/00 10/31/01 3/31/02(4) 9/30/02(4)(7)
                    -------- -------- -------- ---------- -------------
         High
          Yield
          Bond
          Fund
          Class A..   0.76%    0.43%    0.18%      -- %        -- %
         High
          Yield
          Bond
          Fund
          Class B..   0.37     0.42     0.18        --          --
         High
          Yield
          Bond
          Fund
          Class II.     --       --     0.18      0.01          --
         High
          Yield
          Bond
          Fund
          Class I..   0.92     0.57     0.18      3.00        1.58
         High
          Yield
          Bond
          Fund
          Class Z..   0.47     0.60     0.18      0.03          --

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.
(7) Unaudited.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------


                            TAX EXEMPT INSURED FUND
                            -----------------------

                                        Net gain
                 Net Asset             (loss) on                                                Net
                  Value,              investments             Dividends                       Assets,   Ratio of
                 beginning    Net        (both     Total from  from net  Net Asset            end of   expenses to
    Period          of     investment realized and investment investment Value, end   Total   period     average
     Ended        period   income(1)  unrealized)  operations   income   of period  Return(2) (000's)  net assets
---------------- --------- ---------- ------------ ---------- ---------- ---------- --------- ------- -----------
                                                                  Class A
                                                                     -------
3/31/98.........  $12.35     $0.58       $ 0.67      $ 1.25     $(0.57)    $13.03     10.28%  $88,519    1.24%
3/31/99.........   13.03      0.56         0.02        0.58      (0.54)     13.07      4.55    80,716    1.24
3/31/00.........   13.07      0.55        (0.71)      (0.16)     (0.54)     12.37     (1.20)   68,650    1.28
3/31/01.........   12.37      0.56         0.66        1.22      (0.57)     13.02     10.08    72,394    1.26
3/31/02.........   13.02      0.52(6)     (0.30)       0.22      (0.52)     12.72      1.70    75,071    1.29(3)
9/30/02(7)......   12.72      0.22         0.97        1.19      (0.22)     13.69      9.40    78,548    1.25(4)
                                                                  Class B
                                                                     -------
3/31/98.........  $12.35     $0.49       $ 0.68      $ 1.17     $(0.48)    $13.04      9.65%  $22,878    1.90%
3/31/99.........   13.04      0.47         0.02        0.49      (0.46)     13.07      3.78    21,651    1.91
3/31/00.........   13.07      0.47        (0.71)      (0.24)     (0.46)     12.37     (1.83)   16,269    1.92
3/31/01.........   12.37      0.47         0.66        1.13      (0.48)     13.02      9.31    16,302    1.97
3/31/02.........   13.02      0.41(6)     (0.28)       0.13      (0.43)     12.72      0.95    18,090    2.04(3)
9/30/02(7)......   12.72      0.17         0.97        1.14      (0.17)     13.69      9.01    21,035    1.97(4)
                                                                 Class II
                                                                    --------
6/01/99-3/31/00@  $12.83     $0.37       $(0.47)     $(0.10)    $(0.36)    $12.37     (0.76)% $   577    1.95%(4)(5)
3/31/01.........   12.37      0.47         0.66        1.13      (0.48)     13.02      9.32       721    1.95(5)
3/31/02.........   13.02      0.41(6)     (0.28)       0.13      (0.43)     12.72      0.99     4,095    1.95(3)(5)
9/30/02(7)......   12.72      0.17         0.97        1.14      (0.17)     13.69      9.02     5,930    1.95(3)(4)(5)

                   Ratio of
                     net
                  investment
                  income to
    Period         average        Portfolio
     Ended        net assets      Turnover
---------------- ----------       ---------
                                                                  Class A
                                                                     -------
3/31/98.........    4.52%             48%
3/31/99.........    4.23              34
3/31/00.........    4.41              33
3/31/01.........    4.41              24
3/31/02.........    3.99(3)(6)       140
9/30/02(7)......    3.26(4)          162
                                                                  Class B
                                                                     -------
3/31/98.........    3.86%             48%
3/31/99.........    3.57              34
3/31/00.........    3.77              33
3/31/01.........    3.71              24
3/31/02.........    3.22(3)(6)       140
9/30/02(7)......    2.55(4)          162
                                                                 Class II
                                                                    --------
6/01/99-3/31/00@    3.82%(4)(5)       33%
3/31/01.........    3.73(5)           24
3/31/02.........    3.21(3)(5)(6)    140
9/30/02(7)......    2.56(3)(4)(5)    162

--------
@  Inception of class.
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) The ratios for Class II reflects an expense cap of 1.95% which is net of custody credits of 0.01%. Ratios for Class A and Class B are gross of custody credits of 0.01%
(4) Annualized
(5) Net of the following expense reimbursements and custody credits (based on average net assets):

                                         3/31/00(4) 3/31/01 3/31/02 9/30/02(4)(7)
                                         ---------- ------- ------- -------------
Tax Exempt Insured Fund Class II........    5.20%    1.59%   0.56%      0.03%

(6)As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this income and net realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%.Per share date and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.
(7)Unaudited.

See Notes to Financial Statements.

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited)

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 26.5%
Aerospace & Military Technology -- 0.6%
 Litton Industries, Inc. Sr. Notes 8.00% due
   10/15/09..................................     $  750     $  869,640
 Raytheon Co. Sr. Notes 7.90% due 3/01/03....      1,000      1,016,870
                                                             ----------
                                                              1,886,510
                                                             ----------
Automotive -- 1.2%
 Daimler Chrysler Auto Trust Asset Backed
   Notes, Series 2000-D, Class A4 6.70% due
   3/08/06...................................      1,000      1,068,679
 Daimler Chrysler North America Holding
   Corp. Guaranteed Notes 7.25% due 1/18/06..      1,000      1,082,220
 Ford Motor Co. Notes 7.45% due 7/16/31......      1,000        809,980
 General Motors Corp. Notes 7.20% due 1/15/11      1,000        999,870
                                                             ----------
                                                              3,960,749
                                                             ----------
Banks -- 3.3%
 Bank of America Corp. Sub. Notes 6.38% due
   2/15/08...................................        750        835,110
 BankBoston NA Sub. Notes 6.38% due 3/25/08..        495        535,659
 BB&T Corp. Sub. Notes 4.75% due 10/01/12....        825        834,224
 Citicorp Sub. Notes 6.38% due 11/15/08......        825        910,528
 European Investment Bank Bonds 4.00% due
   3/15/05...................................      1,000      1,036,557
 FleetBoston Financial Corp. Sub.
   Notes 7.13% due 4/15/06...................      1,000      1,115,840
 J.P. Morgan Chase & Co. Notes 5.25% due
   5/30/07...................................      1,000      1,049,151
 Key Bank NA Sr. Notes 4.10% due 6/30/05.....        750        770,790

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
Banks (continued)
 Landesbank Baden Wurttemberg/New York Sub.
   Notes 6.35% due 4/01/12...................     $1,000     $ 1,122,190
 PNC Funding Corp. Guaranteed Sub.
   Notes 7.50% due 11/01/09..................      1,000       1,126,050
 Wachovia Bank National Assoc. Notes 4.85%
   due 7/30/07...............................      1,000       1,067,120
                                                             -----------
                                                              10,403,219
                                                             -----------
Broadcasting & Media -- 0.5%
 AOL Time Warner, Inc. Guaranteed Sr.
   Notes 6.13% due 4/15/06...................        500         465,855
 AOL Time Warner, Inc. Bonds 7.70% due
   5/01/32...................................        500         417,380
 Viacom, Inc. Guaranteed Sr. Notes 5.63% due
   8/15/12...................................        750         782,970
                                                             -----------
                                                               1,666,205
                                                             -----------
Business Services -- 0.2%
 Aramark Services, Inc. Guaranteed Sr.
   Notes 6.38% due 2/15/08...................        375         384,266
 Waste Management, Inc. Delaware Bonds 7.75%
   due 5/15/32*..............................        375         378,772
                                                             -----------
                                                                 763,038
                                                             -----------
Cellular -- 0.1%
 Telus Corp. Notes 8.00% due 6/01/11.........        250         205,000
                                                             -----------
Chemicals -- 0.3%
 ChevronTexaco Capital Co. Notes 3.50% due
   9/17/07...................................        825         837,446
 ICI North America, Inc. Debentures 8.88%
   due 11/15/06..............................         65          75,690
                                                             -----------
                                                                 913,136
                                                             -----------
Computer Software -- 0.3%
 Computer Sciences Corp. Notes 6.75% due
   6/15/06...................................      1,000       1,059,040
                                                             -----------

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                    Principal
                                                      Amount       Value
              Security Description                (in thousands)  (Note 3)
---------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Energy Services -- 1.4%
 Colonial Pipeline Co. Sr. Notes 7.63% due
   4/15/32*......................................     $1,000     $1,182,640
 Devon Financing Corp., ULC Guaranteed
   Notes 6.88% due 9/30/11.......................      1,000      1,122,910
 Duke Energy Field Services, LLC Sr.
   Notes 7.88% due 8/16/10.......................        430        450,907
 Georgia Power Co. Sr. Notes, Series G 6.20%
   due 2/01/06...................................      1,000      1,079,820
 Northern Natural Gas Co. Sr. Notes 7.00%
   due 6/01/11...................................        730        744,600
                                                                 ----------
                                                                  4,580,877
                                                                 ----------
Energy Sources -- 1.5%
 Amerada Hess Corp. Notes 5.90% due 8/15/06......      1,000      1,079,280
 NiSource Finance Corp. Guaranteed Sr.
   Notes 7.50% due 11/15/03......................      1,000        982,780
 Ocean Energy, Inc. Notes 4.38% due 10/01/07.....        825        836,245
 PennzEnergy Co. Debentures 10.13% due
   11/15/09......................................        125        159,699
 PennzEnergy Co. Debentures 10.25% due
   11/01/05......................................        205        241,785
 Petronas Capital, Ltd. Guaranteed
   Bonds 7.88% due 5/22/22*......................      1,000      1,095,000
 Union Oil Co. of California Guaranteed Sr.
   Notes 5.05% due 10/01/12......................        412        410,467
                                                                 ----------
                                                                  4,805,256
                                                                 ----------
Financial Services -- 11.0%
 Aesop Funding Il, LLC Asset Backed
   Certificates, Series 1997-1, Class
   A2 6.40% due 10/20/03*........................         17         16,707

   Americredit Automobile Receivables Trust Notes
   Series 2002-C, Class A3 7.05% due 2/12/05.....      1,781      1,811,377

                                                    Principal
                                                      Amount       Value
              Security Description                (in thousands)  (Note 3)
---------------------------------------------------------------------------
Financial Services  (continued)

   Associates Automobile Receivables Trust Series
   2000-C, Class A5 6.99% due 7/15/08............     $1,800     $1,927,498
 Bear Stearns Commercial Mortgage
   Securities, Inc. Commercial Mortgage
   Certificates, Series 2001-Top4, Class
   A3 5.61% due 11/15/33.........................        100        107,417
 Bear Stearns Commercial Mortgage
   Securities, Inc. Commercial Mortgage
   Certificates, Series 1999-C1, Class
   C 6.02% due 2/14/31...........................        525        580,720
 Bear Stearns Commercial Mortgage
   Securities, Inc. Commercial Mortgage
   Certificates, Series 2000-Top6, Class
   A2 6.46% due 10/15/36.........................        165        186,584
 Bear Stearns Cos., Inc. Notes 6.50% due
   5/01/06.......................................        825        903,664
 Bear Stearns Cos., Inc. Sr. Notes 7.63% due
   12/07/09......................................      1,000      1,159,510
 Chase Commercial Mortgage Securities
   Corp. Commercial Mortgage Certificates,
   Series 1999-2, Class A2 7.20% due 1/15/32.....      1,000      1,171,349
 CIT Group, Inc. Sr. Notes 7.63% due 8/16/05.....        500        530,820
 Citigroup, Inc. Sub. Notes 6.63% due 6/15/32....      1,000      1,041,200
 Countrywide Asset-Backed Certificates Asset
   Backed Certificates, Series 2000-4, Class
   AF3 7.30% due 5/25/26.........................      1,583      1,600,769
 Credit Suisse First Boston USA, Inc.
   Notes 6.50% due 1/15/12.......................      1,000      1,067,653
 Credit Suisse First Boston USA, Inc. Sr.
   Notes 7.13% due 7/15/32.......................      1,000      1,041,800
 CS First Boston Mtg. Securities Corp.
   Commercial Mortgage Pass-thru
   Certificates, Series 1999-C1, Class
   A2 7.29% due 9/15/41..........................        545        638,260

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Financial Services  (continued)
 Discover Card Master Trust I Pass-Thru
   Certificates, Series 1998-7, Class
   A 5.60% due 5/16/06.......................     $  150     $  156,408
 DLJ Commercial Mortgage Corp. Commercial
   Mortgage
   Certificates, Series 1999-CG3, Class
   A1B 7.34% due 9/10/09.....................      1,000      1,172,134
 Doral Financial Corp. Sr. Notes 7.84% due
   10/10/06..................................        135        142,403
 Financing Corp. (FICO) Debentures, Series
   1P, STRIP zero coupon due 5/11/18(1)......      6,300      2,701,125
 Ford Credit Auto Owner Trust Certificates,
   Series 2000-F, Class A3 6.58% due 11/15/04      1,230      1,290,952
 Ford Motor Credit Co. Unsecured Notes 7.50%
   due 3/15/05...............................      1,000      1,018,290
 GE Capital Commercial Mortgage Corp. Series
   2002-1A, Class A3 6.27% due 12/10/35......      1,500      1,676,361
 General Electric Capital Corp. Notes 6.00%
   due 6/15/12...............................      1,000      1,088,370
 General Motors Acceptance Corp. Notes 6.88%
   due 8/28/12...............................        750        730,320
 Household Finance Corp. Notes 7.00% due
   5/15/12...................................        550        527,791
 Household Finance Corp. Sr. Notes 7.63% due
   5/17/32...................................        375        336,488
 Inter-American Development Bank Bonds 7.00%
   due 6/16/03...............................      1,730      1,795,844
 LB--UBS Commercial Mortgage Trust
   Commercial Mortgage Certificates, Series
   2000-C5, Class A2 6.51% due 12/15/26......        195        221,345
 Morgan Stanley Dean Witter Capital
   I Commercial Mortgage
   Certificates, Series 2002-Top1, Class
   A 6.66% due 2/15/33.......................        200        228,992

                                                                           Principal
                                                                             Amount       Value
                          Security Description                           (in thousands)  (Note 3)
---------------------------------------------------------------------------------------------------
Financial Services  (continued)
 Morgan Stanley Dean Witter Capital
   I Commercial Mortgage
   Certificates, Series 2000-LIF2, Class
   A2 7.20% due 10/15/33................................................     $  125     $   145,926
 Morgan Stanley Dean Witter Co. Bonds 6.10%
   due 4/15/06..........................................................        750         807,120
 Morgan Stanley Dean Witter Co. Bonds 6.75%
   due 4/15/11..........................................................        500         548,110

   National Rural Utilities Cooperative Finance Notes, Series MTNC 8.00%
   due 3/01/32..........................................................      1,000       1,135,560
 Nationwide Mutual Insurance Co. Notes 8.25%
   due 12/01/31*........................................................      1,000       1,081,445
 Nissan Auto Receivables Owner Trust
   Certificates, Series 2001-A, Class
   A4 5.75% due 6/15/06.................................................      2,000       2,089,924
 Principal Life Global Secured Notes 5.13%
   due 6/28/07*.........................................................      1,000       1,066,830
 Wells Fargo Financial, Inc. Sr. Notes 4.88%
   due 6/12/07..........................................................      1,000       1,058,520
                                                                                        -----------
                                                                                         34,805,586
                                                                                        -----------
Food, Beverage & Tobacco -- 0.3%
 Tyson Foods, Inc. Sr. Notes 6.63% due
   10/01/04.............................................................        875         929,627
                                                                                        -----------
Forest Products -- 0.3%
 International Paper Co. Notes 7.50% due
   5/15/04..............................................................        750         803,236
                                                                                        -----------
Health Services -- 0.2%
 HCA Healthcare, Inc. Sr. Notes 7.13% due
   6/01/06..............................................................        750         783,863
                                                                                        -----------
Insurance -- 0.3%
 St. Paul Cos, Inc. Sr. Notes 5.75% due
   3/15/07..............................................................      1,000       1,038,440
                                                                                        -----------

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Leisure & Tourism -- 0.4%
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 2002-1, Class
   G2 6.56% due 2/15/12......................     $1,000     $1,078,118
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-1, Class
   A 6.65% due 3/15/19.......................         62         56,098
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1997-4, Class
   A 6.90% due 1/02/18.......................         87         80,046
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-3, Class
   C1 7.08% due 11/01/04.....................         99         84,559
 United Airlines, Inc. Pass-Thru
   Certificates, Series 2000-2, Class
   A1 7.03% due 10/01/10.....................          8          6,818
                                                             ----------
                                                              1,305,639
                                                             ----------
Metals & Mining -- 0.4%
 Alcoa, Inc. Sr. Notes 5.38% due 1/15/13.....        750        795,960
 USEC, Inc. Sr. Notes 6.75% due 1/20/09......        540        467,100
                                                             ----------
                                                              1,263,060
                                                             ----------
Real Estate Companies -- 0.4%
 Eop Operating, LP Sr. Notes 7.00% due
   7/15/11...................................      1,050      1,157,898
                                                             ----------
Retail Stores -- 0.9%
 Delhaize America, Inc. Guaranteed
   Notes 9.00% due 4/15/31...................        375        314,310
 Kroger Co. Notes 6.80% due 12/15/18.........        825        848,624
 Masco Corp. Bonds 6.50% due 8/15/32.........        750        753,390
 Safeway, Inc. Sr. Notes 6.15% due 3/01/06...        825        896,643
                                                             ----------
                                                              2,812,967
                                                             ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Telecommunications -- 1.0%
 AT&T Corp. Notes 6.50% due 3/15/29..........     $  500     $  416,815
 CenturyTel, Inc. Sr. Notes 7.88% due
   8/15/12*..................................        750        793,028
 Citizens Communications Co. Sr. Notes 7.63%
   due 8/15/08...............................        400        372,000
 Iridium, LLC Guaranteed Sr. Notes 11.25%
   due 7/15/05(2)............................         25          1,156
 Sprint Capital Corp. Guaranteed Sr.
   Notes 6.00% due 1/15/07...................        750        525,000
 Verizon New York, Inc. Sr. Debentures,
   Series B 7.38% due 4/01/32................      1,000      1,001,310
                                                             ----------
                                                              3,109,309
                                                             ----------
Transportation -- 0.4%
 Norfolk Southern Corp. Sr. Notes 7.25% due
   2/15/31...................................      1,000      1,151,080
 Southern Railway Co. Bonds 8.75% due
   10/15/03..................................         30         31,755
                                                             ----------
                                                              1,182,835
                                                             ----------
Utilities -- 1.5%
 Appalachian Power Co. Sr. Notes, Series
   E 4.80% due 6/15/05.......................      1,000      1,001,010
 Arizona Public Service Co. Sr. Notes 6.50%
   due 3/01/12...............................      1,000      1,083,850
 Constellation Energy Group, Inc. Sr.
   Notes 6.13% due 9/01/09...................        750        757,730
 FirstEnergy Corp. Sr. Notes, Series B 6.45%
   due 11/15/11..............................        375        352,657
 Pennsylvania Electric Co. Sr. Note, Series
   C 6.63% due 4/01/19.......................      1,000        886,860
 PSEG Energy Holdings, Inc. Sr. Notes 8.63%
   due 2/15/08...............................        250        195,000

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                 Principal
                                                   Amount        Value
            Security Description              (in thousands)**  (Note 3)
-------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Utilities (continued)
 Tampa Electric Co. Notes 6.38% due 8/15/12..      $  375      $   383,794
                                                               -----------
                                                                 4,660,901
                                                               -----------
Total Bonds & Notes
   (cost $80,827,343)........................                   84,096,391
                                                               -----------
FOREIGN BONDS & NOTES -- 2.0%
Business Services -- 0.0%
 SCL Terminal Aereo Santiago SA Sr. Secured
   Notes 6.95% due 7/01/12*..................          93          103,160
                                                               -----------
Government Agency -- 1.8%
 Ontario Province Canada Notes 5.13% due
   7/17/12...................................       1,000        1,080,477
 Province of Nova Scotia Notes 5.75% due
   2/27/12...................................       1,000        1,110,532
 Quebec Province Canada Notes 5.00% due
   7/17/09...................................       1,000        1,066,411
 Quebec Province Canada Debentures 7.13% due
   2/09/24...................................       1,000        1,209,350
 Republic of Italy Notes 3.63% due 9/14/07...         825          847,500
 United Mexican States Notes 8.00% due
   9/24/22...................................         412          397,168
                                                               -----------
                                                                 5,711,438
                                                               -----------
Telecommunications -- 0.2%
 AT&T Canada, Inc. Sr. Disc. Notes 9.95% due
   6/15/08(3)................................       1,000          105,000
 France Telecom SA Sr. Notes zero coupon due
   3/01/11...................................         500          545,435
                                                               -----------
                                                                   650,435
                                                               -----------
Total Foreign Bonds & Notes
   (cost $6,860,956).........................                    6,465,033
                                                               -----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 23.2%
U.S. Treasury Bonds -- 5.6%
 zero coupon due 11/15/22....................    $13,500     $ 4,786,425
 5.38% due 2/15/31...........................      6,508       7,232,015
 6.00% due 2/15/26...........................      3,400       3,963,244
 6.25% due 5/15/30...........................      1,400       1,708,098
                                                             -----------
                                                              17,689,782
                                                             -----------
U.S. Treasury Notes -- 17.6%
 2.25% due 7/31/04...........................      4,750       4,799,685
 2.88% due 6/30/04...........................      3,250       3,317,893
 3.00% due 1/31/04 - 2/29/04.................      8,455       8,622,409
 3.25% due 12/31/03 - 8/15/07................      1,155       1,185,735
 3.38% due 4/30/04...........................      2,000       2,054,840
 3.50% due 11/15/06..........................      5,203       5,424,128
 3.63% due 3/31/04...........................      3,000       3,089,880
 4.38% due 5/15/07 - 8/15/12.................      8,175       8,760,771
 4.75% due 11/15/08..........................        788         865,413
 4.88% due 2/15/12...........................      2,265       2,495,482
 5.00% due 2/15/11 - 8/15/11.................      1,210       1,344,072
 5.25% due 5/15/04...........................      2,350       2,486,676
 5.63% due 2/15/06...........................      1,700       1,891,369
 5.75% due 11/15/05..........................      2,000       2,221,400
 5.88% due 11/15/04..........................      5,900       6,406,515
 6.50% due 5/15/05...........................      1,000       1,117,260
                                                             -----------
                                                              56,083,528
                                                             -----------
Total U.S. Government Obligations
   (cost $69,991,257)........................                 73,773,310
                                                             -----------
U.S. GOVERNMENT AGENCY -- 46.4%
Federal Farm Credit Bank -- 2.1%
 6.75% due 7/07/09...........................      5,540       6,549,166
                                                             -----------
Federal Home Loan Bank -- 4.7%
 4.75% due 6/28/04...........................      4,750       4,974,010
 5.13% due 9/15/03...........................        400         413,624
 5.32% due 12/23/08..........................      4,000       4,384,800
 5.75% due 5/15/12...........................        750         832,823
 5.81% due 3/23/09...........................      3,780       4,251,101
                                                             -----------
                                                              14,856,358
                                                             -----------
Federal Home Loan Mortgage
 Corporation -- 7.4%
 5.25% due 1/15/06...........................      2,000       2,164,400
 6.00% due 2/01/32...........................     17,530      18,054,539
 6.50% due 8/01/16...........................        127         133,349
 7.00% due 3/01/12 - 11/01/16................        452         477,349
 7.50% due 12/01/30..........................        222         233,895
 8.00% due 10/01/29 - 1/01/31................      2,371       2,530,552
                                                             -----------
                                                              23,594,084
                                                             -----------

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                 Principal
                                                  Amount
                                              (in thousands)/    Value
            Security Description                  Shares        (Note 3)
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY (continued)
Federal National Mortgage
 Association -- 30.1%
 3.50% due 9/15/04...........................     $ 2,000     $  2,056,840
 4.38% due 9/15/12...........................         750          748,763
 4.75% due 3/15/04 - 6/18/07.................       3,350        3,481,690
 5.13% due 2/13/04...........................       4,000        4,181,600
 5.25% due 8/01/12...........................       1,000        1,034,700
 6.00% due 12/15/05 - 12/01/16...............       7,512        8,009,666
 6.18% due 7/01/08...........................          19           21,312
 6.27% due 11/01/07..........................          52           58,263
 6.30% due 1/01/08...........................          19           21,234
 6.31% due 2/01/08...........................         189          209,805
 6.34% due 1/01/08...........................          18           20,643
 6.43% due 1/01/08...........................          19           21,336
 6.50% due 2/01/17 - 2/01/32.................      41,972       43,676,687
 6.63% due 11/15/30..........................         850          998,282
 6.98% due 6/01/07...........................          18           20,296
 7.00% due 9/01/10 - 9/01/31.................      27,733       28,964,701
 7.04% due 3/01/07...........................          19           21,496
 7.50% due 10/01/10 - 10/01/15...............       2,029        2,157,240
                                                              ------------
                                                                95,704,554
                                                              ------------
Government National Mortgage
 Association -- 2.1%
 6.50% due 6/15/29...........................         663          691,950
 7.00% due 12/15/22 - 8/15/29................         849          893,675
 7.50% due 4/15/22 - 2/15/31.................       4,433        4,707,168
 8.00% due 4/15/30...........................         371          398,332
                                                              ------------
                                                                 6,691,125
                                                              ------------
Total U.S. Government Agency
   (cost $141,019,148).......................                  147,395,287
                                                              ------------
COMMON STOCK -- 0.0%
Forest Products -- 0.0%
 SF Holdings Group, Inc+*....................           7               31
                                                              ------------
Health Services -- 0.0%
 MEDIQ, Inc.(5)..............................          18                0
                                                              ------------
Machinery -- 0.0%
 Manitowoc Co., Inc..........................          28              766
                                                              ------------
Total Common Stock
   (cost $8,642).............................                          797
                                                              ------------

                                                                 Value
            Security Description              Shares/Warrants   (Note 3)
-------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
Forest Products -- 0.0%
 SF Holdings Group, Inc. 13.75%(4)...........         2       $      2,000
                                                              ------------
Machinery -- 0.0%
 Fairfield Manufacturing Co., Inc. 11.25%(4).        28              7,000
                                                              ------------
Media -- 0.0%
 Primedia, Inc. 8.63%........................       145              4,640
                                                              ------------
Telecommunications -- 0.0%
 Nextlink Communications, Inc. 13.50%(4).....         5                  0
                                                              ------------
Total Preferred Stock
   (cost $58,708)............................                       13,640
                                                              ------------
WARRANTS -- 0.0%
Communication Equipment -- 0.0%
 Concentric Network Corp.(5).................         5                  0
                                                              ------------
Telecommunications -- 0.0%
 KMC Telecom Holdings, Inc.(5)...............        50                  0
                                                              ------------
Total Warrants
   (cost $0).................................                            0
                                                              ------------
Total Investment Securities -- 98.1%
   (cost $298,766,054).......................                  311,744,458
                                                              ------------

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                Principal
                                                  Amount        Value
            Security Description              (in thousands)   (Note 3)
-------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 2.8%
Commercial Paper
 UBS Finance, Inc. 1.97% (cost $9,000,000)...     $9,000     $  9,000,000
                                                             ------------
REPURCHASE AGREEMENT -- 0.5%
 Agreement with State Street Bank & Trust
   Co., bearing interest at 1.83%, dated
   9/30/02 to be repurchased 10/01/02 in the
   amount of $1,640,083 and collateralized
   by Federal Home Loan Bank Notes, bearing
   interest at 2.25% due 8/13/04 and having
   an approximate value of $1,691,286
   (cost $1,640,000).........................      1,640        1,640,000
                                                             ------------
TOTAL INVESTMENTS --
   (cost $309,406,054#)......................      101.4%    $322,384,458
Liabilities in excess of other assets........       (1.4)      (4,381,788)
                                                  ------     ------------
NET ASSETS --                                      100.0%    $318,002,670
                                                  ======     ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
** In United States dollars unless otherwise indicated.
+  Non-income producing securities
#  See Note 6
(1)Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(2)Security in default
(3)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(4)PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(5)Fair valued security -- See Note 3.

See Notes to Financial Statements.

      SunAmerica U.S. Government Securities Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited)

                                                   Principal
                                                     Amount        Value
               Security Description              (in thousands)   (Note 3)
   ------------------------------------------------------------------------
   U.S. GOVERNMENT OBLIGATIONS -- 34.0%
   U.S Treasury Bonds -- 7.7%
    5.38% due 2/15/31...........................    $20,750     $ 23,058,437
                                                                ------------
   U.S. Treasury Notes -- 26.3%
    3.25% due 8/15/07...........................      6,000        6,184,218
    4.38% due 8/15/12...........................     36,000       38,278,116
    4.88% due 2/15/12...........................     31,000       34,154,498
                                                                ------------
                                                                  78,616,832
                                                                ------------
   Total U.S. Government Obligations
      (cost $100,282,729).......................                 101,675,269
                                                                ------------
   U.S. GOVERNMENT AGENCY -- 64.9%
   Federal Home Loan Mortgage
    Corporation -- 12.0%
    4.50% due 8/15/04...........................        500          522,377
    5.88% due 3/21/11...........................        500          543,594
    6.00% due 11/01/13 - 10/01/16...............      7,207        7,512,512
    6.50% due 9/01/16...........................      2,207        2,311,933
    6.88% due 9/15/10...........................     10,000       11,904,650
    7.00% due 11/01/31..........................      2,321        2,423,358
    7.50% due 6/01/25...........................        224          235,827
    8.00% due 6/01/08...........................         58           60,827
    8.25% due 7/01/06...........................         31           32,309
    8.50% due 5/01/08...........................         46           47,068
    9.50% due 4/01/20...........................        439          471,131
    10.00% due 1/01/17 - 8/01/21................      3,623        4,087,040
    12.50% due 1/01/16..........................      3,569        4,173,183
    13.50% due 2/01/19..........................      1,300        1,544,593
                                                                ------------
                                                                  35,870,402
                                                                ------------
   Federal National Mortgage Association --
    8.9%
    5.50% due 3/15/11...........................        500          545,006
    6.00% due 10/01/28 - 12/01/28...............     16,192       16,686,625
    6.50% due 12/01/31..........................      2,861        2,967,395
    6.53% due 5/25/30...........................      2,750        3,079,358
    7.07% due 10/01/02..........................        856          903,187
    7.50% due 7/01/26...........................        944        1,005,848
    8.00% due 8/01/04 - 1/01/23.................      1,320        1,410,227
    11.00% due 2/01/15..........................         40               46
    11.50% due 9/01/19..........................         84           98,140
                                                                ------------
                                                                  26,695,832
                                                                ------------
   Government National Mortgage Association --
    30.7%
    6.00% due 1/15/29 - 1/15/32.................     50,402       52,317,462
    6.50% due 2/15/29 - 6/15/32.................     27,208       28,401,773
    7.00% due 7/15/23 - 11/20/30................      4,669        4,912,363
    7.50% due 4/15/17 - 10/15/23................      5,036        5,389,324
    7.75% due 4/15/04...........................          4            3,788
    8.00% due 11/15/06 - 2/15/08................         12           12,838

                                                   Principal
                                                     Amount        Value
               Security Description              (in thousands)   (Note 3)
   ------------------------------------------------------------------------
   Government National Mortgage Association
    (continued)
    9.00% due 12/15/16..........................    $   263     $    291,053
    11.00% due 8/20/15 - 9/20/15................          3            3,533
    11.50% due 3/15/13 - 5/20/15................        141          164,157
    12.50% due 9/15/14..........................         13           16,012
    13.00% due 1/15/11 - 6/15/15................         88          104,866
    13.50% due 2/15/13..........................         15           18,317
    15.00% due 8/15/11 - 9/15/12................         25           31,116
    15.50% due 8/15/11 - 9/15/11................         85          105,279
    16.00% due 11/15/11.........................          8           10,338
                                                                ------------
                                                                  91,782,219
                                                                ------------
   Other U.S. Government Agencies -- 13.3%
    Federal Farm Credit Bank
      3.13% due 10/01/03........................        500          507,773
      3.88% due 12/15/04........................     20,000       20,738,960
      5.64% due 4/04/11.........................        500          554,202
      6.00% due 3/07/11.........................        200          226,976
      6.30% due 12/03/13........................        500          578,903
    International Bank for Reconstruction and
      Development
      5.00% due 3/28/06.........................        350          368,227
    Private Export Funding Corp.
      5.87% due 7/31/08.........................     10,000       11,247,830
    Small Business Administration
      6.30% due 6/01/18.........................      4,594        5,115,841
    Student Loan Marketing Assoc.
      5.25% due 3/15/06.........................        500          542,003
                                                                ------------
                                                                  39,880,715
                                                                ------------
   Total U.S. Government Agency
      (cost $184,140,264).......................                 194,229,168
                                                                ------------
   Total Investment Securities -- 98.9%
      (cost $284,422,993).......................                 295,904,437
                                                                ------------
   REPURCHASE AGREEMENT -- 0.6%
    State Street Bank & Trust Co.
      Joint Repurchase Agreement Account (Note
      3) (cost $1,873,000)......................      1,873        1,873,000
                                                                ------------
   TOTAL INVESTMENTS --
      (cost $286,295,993#)......................       99.5%     297,777,437
   Other assets less liabilities................        0.5        1,364,830
                                                    -------     ------------
   NET ASSETS --                                      100.0%    $299,142,267
                                                    =======     ============

--------
#  See Note 6

See Notes to Financial Statements.

      SunAmerica GNMA Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited)

                                             Principal
                                               Amount        Value
               Security Description        (in thousands)   (Note 3)
         -------------------------------------------------------------
         U.S. GOVERNMENT OBLIGATIONS -- 9.0%
         U.S. Treasury Bonds -- 2.1%
           5.38% due 2/15/31..............    $  9,000    $ 10,001,250
                                                          ------------
         U.S. Treasury Notes -- 6.9%
           3.25% due 8/15/07..............       6,000       6,184,218
           4.38% due 8/15/12..............      10,000      10,632,810
           4.88% due 2/15/12..............      14,000      15,424,612
                                                          ------------
                                                            32,241,640
                                                          ------------
         Total U.S. Government Obligations
            (cost $41,952,529)............                  42,242,890
                                                          ------------
         U.S. GOVERNMENT AGENCY -- 84.6%
         Federal Home Loan Bank -- 4.3%
           2.08% due 10/30/03.............      20,000      20,000,000
                                                          ------------
         Federal Home Loan Mortgage
          Corporation -- 0.2%
           7.50% due 5/01/24 - 6/01/25....         414         439,157
           10.00% due 1/01/17.............         528         592,968
           12.50% due 9/30/13.............           4           3,993
                                                          ------------
                                                             1,036,118
                                                          ------------
         Federal National Mortgage
          Association -- 0.1%
           7.00% due 9/01/10..............         536         567,131
                                                          ------------
         Government National Mortgage
          Association -- 79.6%
           5.50% due 12/31/99 TBA.........      25,000      25,476,550
           6.00% due 12/15/2028 TBA.......      55,000      56,925,000
           6.00% due 11/15/23 - 8/15/32...     163,253     169,433,023
           6.50% due 3/15/28 - 6/15/32....     105,715     110,357,629
           7.00% due 3/15/23 - 10/20/30...       5,767       6,056,283
           8.00% due 11/15/26 - 8/15/30...       3,197       3,443,683
           8.50% due 3/15/17 - 9/15/24....       1,474       1,614,591
           9.00% due 7/15/16 - 10/15/16...         421         467,889
                                                          ------------
                                                           373,774,648
                                                          ------------
         Small Business Administration -- 0.4%
           6.30% due 6/01/18..............       1,531       1,705,280
                                                          ------------
         Total U.S. Government Agency
            (cost $385,562,141)...........                 397,083,177
                                                          ------------
         Total Investment Securities -- 93.6%
            (cost $427,514,670)...........                 439,326,067
                                                          ------------

                                               Principal
                                                 Amount        Value
              Security Description           (in thousands)   (Note 3)
      ------------------------------------------------------------------
      SHORT-TERM SECURITIES -- 16.0%
        Federal Home Loan Bank Cons.
         Disc. Notes
         1.66% due 10/16/02.................    $10,000     $  9,993,083
        Federal Home Loan Mtg.
         Disc. Notes
         1.67% due 10/4/02..................     10,000        9,998,609
        Federal Home Loan Mtg.
         Disc. Notes
         1.68% due 10/8/02..................     10,000        9,996,733
        Federal National Mtg. Assoc.
         Disc. Notes
         1.64% due 10/18/02.................     15,000       14,988,383
        Federal National Mtg. Assoc.
         Disc. Notes
         1.65% due 10/2/02..................     10,000        9,999,542
        Federal National Mtg. Assoc.
         Disc. Notes
         1.65% due 10/7/02..................     10,000        9,997,250
        Federal National Mtg. Assoc.
         Disc. Notes
         1.66% due 10/11/02.................     10,000        9,995,389
                                                            ------------
      Total Short-Term Securities
         (cost $74,968,989).................                  74,968,989
                                                            ------------
      REPURCHASE AGREEMENTS -- 3.3%
        State Street Bank & Trust Co. Joint
         Repurchase Agreement Account
         (Note 3)...........................        298          298,000
        UBS Warburg LLC Joint Repurchase
         Agreement Account (Note 3).........     15,000       15,000,000
                                                            ------------
      Total Repurchase Agreements
         (cost $15,298,000).................                  15,298,000
                                                            ------------
      TOTAL INVESTMENTS --
         (cost $517,781,659#)...............      112.9%     529,593,056
      Liabilities in excess of other assets.      (12.9)     (60,365,922)
                                                -------     ------------
      NET ASSETS --                               100.0%    $469,227,134
                                                =======     ============

--------
#  See Note 6
   TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited)

                                                     Principal
                                                       Amount      Value
                 Security Description              (in thousands) (Note 3)
     --------------------------------------------------------------------
     CORPORATE BONDS & NOTES -- 41.2%
     Aerospace & Military Technology -- 0.1%
      Condor Systems, Inc. Guaranteed Sr. Sub.
        Notes, Series B 11.88% due 5/01/09(1).....      $ 25      $  5,500
      K & F Industries, Inc. Sr. Sub. Notes,
        Series B 9.25% due 10/15/07...............        50        51,250
      Transdigm, Inc. Sr. Sub. Notes 10.38% due
        12/01/08..................................        50        51,250
                                                                  --------
                                                                   108,000
                                                                  --------
     Apparel & Textiles -- 0.1%
      USI American Holdings, Inc. Guaranteed Sr.
        Notes, Series B 7.25% due 12/01/06........       100        84,000
                                                                  --------
     Automotive -- 1.2%
      Breed Technologies, Inc. Guaranteed Sr.
        Sub. Notes 9.25% due 4/15/08(1)(2)........       500             0
      Lear Corp. Guaranteed Sr. Notes, Series
        B 8.11% due 5/15/09.......................        90        93,789
      Pep Boys Manny Moe & Jack Notes 6.92% due
        7/07/06...................................       500       468,750
      United Rentals North America,
        Inc. Guaranteed Sr. Notes 10.75% due
        4/15/08...................................        75        71,625
      Universal Compression, Inc. Sr. Disc.
        Notes 9.88% due 2/15/08(3)................       300       297,000
                                                                  --------
                                                                   931,164
                                                                  --------
     Banks -- 0.4%
      J.P. Morgan Chase & Co. Notes 5.35% due
        3/01/07...................................       250       264,033
                                                                  --------
     Broadcasting & Media -- 3.4%
      Adelphia Communications Corp. Sr. Notes,
        Series B 9.50% due 2/15/04(1).............        47        16,919
      Benedek Communications Corp. Sr. Sub. Disc.
        Notes 13.25% due 5/15/06(1)...............       185       196,794
      Big City Radio, Inc. Guaranteed Sr.
        Notes 11.25% due 3/15/05).................       135        74,925

                                                     Principal
                                                       Amount      Value
                 Security Description              (in thousands) (Note 3)
     --------------------------------------------------------------------
     Broadcasting & Media (continued)
      Charter Communications Holdings, LLC Sr.
        Sub. Notes 10.75% due 10/01/09............      $150      $ 94,500
      Charter Communications Holdings, LLC Sr.
        Sub. Disc. Notes 11.75% due 1/15/10(3)....       225        92,250
      Cinemark USA, Inc. Sr. Sub. Notes, Series
        B 9.63% due 8/01/08.......................       100        93,500
      CSC Holdings, Inc. Sr. Notes, Series
        B 7.63% due 4/01/11.......................        50        40,008
      CSC Holdings, Inc. Sr. Sub.
        Debentures 9.88% due 2/15/13..............       300       234,000
      CSC Holdings, Inc. Sr. Sub.
        Debentures 10.50% due 5/15/16.............        75        58,500
      CSC Holdings, Inc. Sr. Debentures 7.63% due
        7/15/18...................................        50        37,484
      Cumulus Media, Inc. Guaranteed Sr. Sub.
        Notes 10.38% due 7/01/08..................       240       252,000
      Echostar DBS Corp. Sr. Notes 9.25% due
        2/01/06...................................       200       193,000
      Emmis Communications Corp. Sr. Disc.
        Notes 12.50% due 3/15/11(3)...............        75        55,875
      Frontiervision Holding LP Sr. Disc.
        Notes 11.88% due 9/15/07(1)(3)............       150        79,500
      Garden State Newspapers, Inc. Sr. Sub.
        Notes 8.63% due 7/01/11...................        25        24,438
      Garden State Newspapers, Inc. Sr. Sub.
        Notes, Series B 8.75% due 10/01/09........        75        74,062
      Lenfest Communications, Inc. Sr.
        Notes 7.63% due 2/15/08...................       125       119,390
      Lenfest Communications, Inc. Sr.
        Notes 8.38% due 11/01/05..................        30        30,182
      Lenfest Communications, Inc. Sr. Sub.
        Notes 10.50% due 6/15/06..................        45        44,793

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                    Principal
                                                      Amount       Value
                Security Description              (in thousands)  (Note 3)
    -----------------------------------------------------------------------
    CORPORATE BONDS & NOTES (continued)
    Broadcasting & Media (continued)
     Lodgenet Entertainment Corp. Sr.
       Notes 10.25% due 12/15/06.................      $100      $   95,000
     Northland Cable Television, Inc. Guaranteed
       Sr. Sub. Notes 10.25% due 11/15/07........        85          50,150
     Pegasus Communications Corp. Sr. Notes,
       Series B 9.75% due 12/01/06...............       110          50,600
     Shop At Home, Inc. Guaranteed Sr. Secured
       Notes 11.00% due 4/01/05..................       200         205,750
     Time Warner, Inc. Guaranteed Sr.
       Notes 6.63% due 5/15/29...................       100          75,986
     Time Warner, Inc. Debentures 9.13% due
       1/15/13...................................       135         132,270
     Young Broadcasting, Inc. Guaranteed Sr.
       Sub. Notes, Series B 9.00% due 1/15/06....        85          80,325
     Young Broadcasting, Inc. Guaranteed Sr.
       Sub. Notes 10.00% due 3/01/11.............        68          61,710
                                                                 ----------
                                                                  2,563,911
                                                                 ----------
    Business Services -- 1.7%
     Allied Waste North America, Inc. Guaranteed
       Sr. Notes, Series B 7.63% due 1/01/06.....       400         382,000
     Allied Waste North America, Inc. Guaranteed
       Sr. Sub. Notes, Series B 10.00% due
       8/01/09...................................       160         148,800
     ESI Tractebel Acquisition Corp. Guaranteed
       Secured Bonds, Series B 7.99% due 12/30/11        98          89,354
     National Equipment Services,
       Inc. Guaranteed Sr. Sub. Notes, Series
       D 10.00% due 11/30/04.....................        15           7,950
     National Equipment Services, Inc. Series
       B Sr. Sub. Notes, Series B 10.00% due
       11/30/04..................................       275         145,750
     Penhall International Corp. Guaranteed Sr.
       Notes 12.00% due 8/01/06..................        75          51,000

                                                    Principal
                                                      Amount       Value
                Security Description              (in thousands)  (Note 3)
    ----------------------------------------------------------------------
    Business Services (continued)
     Prestolite Electric, Inc. Guaranteed Sr.
       Notes 9.63% due 2/01/08...................      $175      $  122,281
     Stewart Enterprises, Inc. Guaranteed Sr.
       Sub. Notes 10.75% due 7/01/08.............       100         109,500
     Unova, Inc. Notes 6.88% due 3/15/05.........       150         124,500
                                                                 ----------
                                                                  1,181,135
                                                                 ----------
    Chemicals -- 0.8%
     Geo Specialty Chemicals, Inc. Sr. Sub.
       Notes 10.13% due 8/01/08..................        20          14,450
     Huntsman International, LLC Sr. Notes 9.88%
       due 3/01/09*..............................       225         225,000
     IMC Global, Inc. Guaranteed Sr. Notes,
       Series B 11.25% due 6/01/11...............       150         162,865
     Methanex Corp. Sr. Notes 8.75% due 8/15/12..       150         155,250
     Terra Industries, Inc. Sr. Notes 10.50% due
       6/15/05...................................        50          42,250
                                                                 ----------
                                                                    599,815
                                                                 ----------
    Communication Equipment -- 0.2%
     TeleCorp PCS, Inc. Guaranteed Sr. Sub.
       Notes 10.63% due 7/15/10..................       150         135,000
                                                                 ----------
    Computer Software -- 0.1%
     Unisys Corp. Sr. Notes 7.25% due 1/15/05....       100          96,000
                                                                 ----------
    Computers & Business Equipment -- 0.4%
     Seagate Technology, Inc. Sr. Notes 8.00%
       due 5/15/09*..............................       100          93,000
     Xerox Corp. Notes 5.50% due 11/15/03........       125         107,500
     Xerox Corp. Sr. Notes 9.75% due 1/15/09*....       100          80,000
                                                                 ----------
                                                                    280,500
                                                                 ----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                 Principal
                                                   Amount      Value
                 Security Description          (in thousands) (Note 3)
          -----------------------------------------------------------
          CORPORATE BONDS & NOTES (continued)
          Conglomerate -- 0.7%
            Tyco International Group SA
             Guaranteed Notes
             5.80% due 8/01/06................      $100      $ 84,000
            Tyco International Group SA
             Guaranteed Bonds
             6.25% due 6/15/03................       125       117,500
            Tyco International Group SA
             Guaranteed Sr. Notes
             6.38% due 2/15/06................       200       174,000
            Tyco International Group SA
             Guaranteed Sr. Notes
             6.75% due 2/15/11................       200       164,000
                                                              --------
                                                               539,500
                                                              --------
          Education -- 0.2%
            KinderCare Learning Centers, Inc.
             Sr. Sub. Notes, Series B
             9.50% due 2/15/09................       150       141,750
                                                              --------
          Electronics -- 0.2%
            Chippac International Co., Ltd.
             Guaranteed Sr. Sub. Notes,
             Series B
             12.75% due 8/01/09...............        35        34,300
            L-3 Communications Corp.
             Sr. Sub. Notes
             7.63% due 6/15/12*...............        75        77,625
                                                              --------
                                                               111,925
                                                              --------
          Energy Services -- 0.2%
            Costilla Energy, Inc.
             Sr. Notes
             10.25% due 10/01/06(1)(2)........       500             0
            Northern Natural Gas Co.
             Sr. Notes
             6.75% due 9/15/08*...............       100       103,000
            Transcontinental Gas Pipe Line
             Notes
             8.88% due 7/15/12*...............        50        47,701
                                                              --------
                                                               150,701
                                                              --------
          Energy Sources -- 1.3%
            AmeriGas Partners LP/AmeriGas
             Eagle Finance Corp.
             Sr. Notes, Series D
             10.00% due 4/15/06...............       250       260,000
            Belco Oil & Gas Corp.
             Sr. Sub. Notes
             8.88% due 9/15/07................        50        51,375
            Frontier Oil Corp.
             Sr. Sub. Notes
             11.75% due 11/15/09..............       130       131,950

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------
         Energy Sources (continued)
           KCS Energy, Inc.
            Guaranteed Sr. Sub. Notes
            8.88% due 1/15/06................     $  150     $  102,375
           Leviathan Gas Pipeline Partner
            LP/Leviathan Finance Corp.
            Guaranteed Sr. Sub. Notes,
            Series B
            10.38% due 6/01/09...............        200        204,000
           Tesoro Petroleum Corp.
            Guaranteed Sr. Sub. Notes,
            Series B
            9.00% due 7/01/08................         75         42,750
           Tesoro Petroleum Corp.
            Guaranteed Sr. Sub. Notes,
            Series B
            9.63% due 11/01/08...............        175        103,250
           Westport Resources Corp.
            Guaranteed Sr. Sub. Notes
            8.25% due 11/01/11...............        100        103,000
                                                             ----------
                                                                998,700
                                                             ----------
         Financial Services -- 13.4%
           AmeriCredit Corp.
            Sr. Notes
            9.25% due 5/01/09*...............         75         50,625
           AmeriCredit Corp.
            Guaranteed Sr. Notes
            9.88% due 4/15/06................        200        143,000
           Athena Neurosciences Finance, LLC
            Guaranteed Sr. Notes
            7.25% due 2/21/08................        300        172,500
           Bear Island Paper Co., LLC
            Sr. Secured Notes, Series B
            10.00% due 12/01/07..............        235        199,750
           Bluewater Finance, Ltd.
            Guaranteed Sr. Notes
            10.25% due 2/15/12*..............        125        117,500
           Boeing Capital Corp.
            Sr. Notes
            5.75% due 2/15/07................        250        265,612
           Chukchansi Economic Dev. Auth.
            Sr. Notes
            14.50% due 6/15/09*..............        200        182,940
           Commercial Mortgage Asset Trust
            Commercial Mortgage
            Certificates, Series 1999-C1,
            Class C
            7.35% due 8/17/13................      1,200      1,401,209

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                  Principal
                                                    Amount      Value
                 Security Description           (in thousands) (Note 3)
        --------------------------------------------------------------
        CORPORATE BONDS & NOTES (continued)
        Financial Services (continued)
          Credit Suisse First Boston USA, Inc.
           Notes
           5.75% due 4/15/07...................     $  250     $266,442
          Dana Credit Corp.
           Notes
           7.25% due 12/16/02*.................        150      148,875
          Dana Credit Corp.
           Notes
           8.38% due 8/15/07*..................        100       95,000
          DLJ Commercial Mortgage Corp.
           Commercial Mortgage
           Certificates, Series 1998-CG1,
           Class S
           0.87% due 6/10/31...................      8,871      294,744
          DLJ Commercial Mortgage Corp.
           Commercial Mortgage
           Certificates, Series 1998-CF2,
           Class S
           0.82% due 11/12/31..................      7,236      302,841
          Finova Group, Inc.
           Notes
           7.50% due 11/15/09..................        310       93,000
          First Union Residential Securitization Trust, Inc.
           Mortgage Certificates,
           Series 1999-A, Class B2
           7.00% due 8/25/28...................        231      239,060
          Ford Motor Credit Co.
           Global Landmark Notes
           6.50% due 1/25/07...................        250      241,520
          Freemont General Corp.
           Sr. Notes
           7.70% due 3/17/04...................         25       23,375
          GE Capital Mortgage Services, Inc.
           Remic Pass-Thru Certificates,
           Series 1998-15, Class B1
           6.75% due 11/25/28..................        954      993,095
          General Electric Capital Corp.
           Notes
           5.00% due 6/15/07...................        250      266,720
          General Motors Acceptance Corp.
           Notes
           6.85% due 6/17/04...................        250      256,725
          Household Finance Corp.
           Notes
           5.75% due 1/30/07...................        250      250,198
          Jet Equipment Trust
           Sr. Notes, Series 1995, Class A
           8.24% due 11/01/12*.................        142       85,219

                                             Principal
                                               Amount       Value
               Security Description        (in thousands)  (Note 3)
          ----------------------------------------------------------
          Financial Services (continued)
            LaBranche & Co., Inc.
             Sr. Sub. Notes
             12.00% due 3/02/07...........     $  100     $   107,000
            Mid-State Trust VI
             Asset Backed Notes,
             Series 6, Class A1
             7.34% due 7/01/35............      1,080       1,192,297
            Nexstar Finance, Inc., LLC
             Guaranteed Sr. Sub. Notes
             12.00% due 4/01/08...........        120         126,900
            PCA, LLC/PCA Finance Corp.
             Sr. Notes
             11.88% due 8/01/09*..........         50          51,000
            PNC Mortgage Securities Corp.
             Mortgage Certificates,
             Series 1998-5, Class CB3
             6.74% due 7/5/28.............        396         408,971
            PNC Mortgage Securities Corp.
             Mortgage Certificates,
             Series 1998-4, Class 3B3
             6.75% due 5/25/28............        332         342,530
            PNC Mortgage Securities Corp.
             Mortgage Certificates,
             Series 1999-1, Class CB2
             6.77% due 3/25/29............        479         506,306
            PNC Mortgage Securities Corp.
             Mortgage Certificates,
             Series 1998-4, Class CB3
             6.84% due 5/25/28............        444         458,581
            PNC Mortgage Securities Corp.
             Mortgage Certificates,
             Series 1992-2, Class DB3
             6.91% due 4/25/29............        424         422,681
            Qwest Capital Funding, Inc.
             Guaranteed Notes
             7.25% due 2/15/11............         50          22,000
            Qwest Capital Funding, Inc.
             Guaranteed Notes
             7.63% due 8/03/21............         25          10,500
            Terra Capital, Inc.
             Guaranteed Sr. Secured Notes
             12.88% due 10/15/08..........        150         154,500
            Transwestern Holdings LP
             Sr. Disc. Notes, Series B
             11.88% due 11/15/08(3).......        225         232,875
                                                          -----------
                                                           10,126,091
                                                          -----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                Principal
                                                  Amount      Value
                 Security Description         (in thousands) (Note 3)
          ----------------------------------------------------------
          CORPORATE BONDS & NOTES (continued)
          Food, Beverage & Tobacco -- 0.8%
            Agrilink Foods, Inc.
             Guaranteed Sr. Sub Notes
             11.88% due 11/01/08.............      $ 90      $ 94,612
            Cott Beverages, Inc.
             Guaranteed Sr. Sub. Notes
             8.00% due 12/15/11..............       100       102,500
            Fleming Cos., Inc.
             Guaranteed Sr. Notes
             10.13% due 4/01/08..............        50        38,000
            Fleming Cos., Inc.
             Guaranteed Sr. Sub. Notes,
             Series D
             10.63% due 7/31/07..............       200       120,000
            Great Atlantic & Pacific Tea Co.
             Sr. Notes
             9.13% due 12/15/11..............       150       112,500
            Smithfield Foods, Inc.
             Sr. Notes, Series B
             8.00% due 10/15/09..............       150       147,750
                                                             --------
                                                              615,362
                                                             --------
          Forest Products -- 1.0%
            Buckeye Technologies, Inc.
             Sr. Sub. Notes
             8.50% due 12/15/05..............        90        74,700
            Crown Cork & Seal Co., Inc.
             Notes
             8.38% due 1/15/05...............       575       428,375
            Fibermark, Inc.
             Sr. Notes
             9.38% due 10/15/06..............       125       119,375
            Fibermark, Inc.
             Sr. Notes
             10.75% due 4/15/11..............       100        96,500
            Georgia-Pacific Corp.
             Sr. Notes
             7.50% due 5/15/06...............        75        61,875
                                                             --------
                                                              780,825
                                                             --------
          Health Services -- 1.5%
            HEALTHSOUTH Corp.
             Notes
             7.63% due 6/01/12*..............       200       139,000
            HEALTHSOUTH Corp.
             Sr. Sub. Notes
             10.75% due 10/01/08.............       200       136,000
            IASIS Healthcare Corp.
             Guaranteed Sr. Sub. Notes
             13.00% due 10/15/09.............       200       204,500

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------
         Health Services (continued)
           Insight Health Services Corp.
            Guaranteed Sr. Sub. Notes,
            Series B
            9.88% due 11/01/11...............      $ 25      $   24,125
           National Health Investors, Inc.
            Notes
            7.30% due 7/16/07................       100          90,000
           PharMerica, Inc.
            Guaranteed Sr. Sub. Notes
            8.38% due 4/01/08................       225         224,156
           Physician Sales & Service, Inc.
            Guaranteed Sr. Sub. Notes
            8.50% due 10/01/07...............       115         112,841
           Universal Hospital Services, Inc.
            Sr. Notes
            10.25% due 3/01/08...............       175         166,250
           Ventas Reality, LP
            Guaranteed Sr. Notes
            8.75% due 5/01/09................        75          76,875
                                                             ----------
                                                              1,173,747
                                                             ----------
         Housing and Household Durables -- 0.1%
           Beazer Homes USA, Inc.
            Sr. Notes
            8.38% due 4/15/12................        50          50,000
           Beazer Homes USA, Inc.
            Guaranteed Sr. Notes
            8.88% due 4/01/08................        28          28,280
           Champion Home Builders Co.
            Guaranteed Sr. Notes
            11.25% due 4/15/07*..............        75          54,375
           Oakwood Homes Corp.
            Sr. Notes
            8.13% due 3/01/09(8).............       175          52,500
                                                             ----------
                                                                185,155
                                                             ----------
         Household Products -- 0.3%
           Fort James Corp.
            Sr. Notes
            6.63% due 9/15/04................        50          44,511
           Fort James Corp.
            Guaranteed Sr. Notes
            6.88% due 9/15/07................       200         166,000
                                                             ----------
                                                                210,511
                                                             ----------
         Insurance -- 0.0%
           Freemont General Corp.
            Sr. Notes
            7.88% due 3/17/09................        25          17,500
                                                             ----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                   Principal
                                                     Amount      Value
                 Security Description            (in thousands) (Note 3)
        ---------------------------------------------------------------
        CORPORATE BONDS & NOTES (continued)
        Leisure & Tourism -- 5.2%
          American Airlines, Inc.
           Pass-Thru Certificates,
           Series 2001-2, Class C
           7.80% due 10/01/06...................      $250      $200,445
          Atlas Air, Inc.
           Pass-Thru Certificates, Series 1998,
           Class C
           8.01% due 1/02/10 (2)................       157        81,408
          Atlas Air, Inc.
           Sr. Notes
           9.25% due 4/15/08....................       100        35,000
          Atlas Air, Inc.
           Sr. Notes
           10.75% due 8/01/05...................        75        31,125
          Aztar Corp.
           Sr. Sub. Notes
           9.00% due 8/15/11....................       125       128,125
          Boyd Gaming Corp.
           Sr. Sub. Notes
           8.75% due 4/15/12....................       150       156,000
          Circus Circus Enterprises, Inc.
           Sr. Notes
           6.45% due 2/01/06....................       150       147,070
          Continental Airlines, Inc.
           Pass-Thru Certificates, Series
           1999-1, Class C
           6.95% due 8/02/09....................       306       289,109
          Courtyard by Marriott II
           Sr. Secured Notes, Series B
           10.75% due 2/01/08...................       125       125,313
          HMH Properties, Inc.
           Guaranteed Sr. Notes, Series B
           7.88% due 8/01/08....................       100        93,250
          Hollywood Casino Corp.
           Guaranteed Sr. Secured Notes
           11.25% due 5/01/07...................       125       135,625
          Hollywood Casino
           Shreveport/Shreveport Capital Corp.
           1st Mortgage Notes
           13.00% due 8/01/06(4)                       145       155,150
          Hollywood Park, Inc.
           Sr. Sub. Notes, Series B
           9.50% due 8/01/07....................        75        66,750
          Host Marriott LP
           Guaranteed Sr. Secured Notes,
           Series E
           8.38% due 2/15/06....................        75        72,375
          International Game Technology
           Sr. Notes
           8.38% due 5/15/09....................       100       108,875

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
        ---------------------------------------------------------------
        Leisure & Tourism (continued)
          ITT Corp.
           Guaranteed Notes
           6.75% due 11/15/05.................      $100      $   97,263
          John Q Hammons Hotels LP
           1st Mortgage Notes, Series B
           8.88% due 5/15/12..................        75          72,188
          Mandalay Resort Group
           Sr. Sub. Notes, Series B
           10.25% due 8/01/07.................        35          37,713
          MGM Mirage, Inc.
           Guaranteed Sr. Notes
           8.50% due 9/15/10..................       450         487,651
          Mohegan Tribal Gaming Authority
           Sr. Sub. Notes
           8.00% due 4/01/12..................        75          76,875
          Park Place Entertainment Corp.
           Sr. Sub. Notes
           8.88% due 9/15/08..................       300         315,000
          Prime Hospitality Corp.
           Sr. Sub. Notes, Series B
           8.38% due 5/01/12..................       150         142,500
          Riviera Holdings Corp.
           Guaranteed Sr. Secured Notes
           11.00% due 6/15/10*................       125         116,875
          Six Flags, Inc.
           Sr. Notes
           9.50% due 2/01/09..................       150         126,000
          Speedway Motorsports, Inc.
           Guaranteed Sr. Sub. Notes,
           Series D
           8.50% due 8/15/07..................       200         208,000
          Starwood Hotels & Resorts
           Worldwide, Inc.
           Notes
           7.88% due 5/01/12*.................        50          48,625
          Station Casinos, Inc.
           Sr. Sub. Notes
           9.88% due 7/01/10..................        75          79,875
          Vail Resorts, Inc.
           Guaranteed Sr. Sub. Notes
           8.75% due 5/15/09..................       225         229,500
          Waterford Gaming, LLC/Finance Corp.
           Sr. Notes
           9.50% due 3/15/10*.................        98         100,450
                                                              ----------
                                                               3,964,135
                                                              ----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                 Principal
                                                   Amount      Value
                 Security Description          (in thousands) (Note 3)
         -------------------------------------------------------------
         CORPORATE BONDS & NOTES (continued)
         Machinery -- 0.2%
           Terex Corp.
            Guaranteed Sr. Sub. Notes,
            Series B
            10.38% due 4/01/11................     $   50     $ 50,500
           US Industries, Inc.
            Sr. Notes
            7.13% due 10/15/03................         75       66,750
           Venture Holdings Trust
            Guaranteed Sr. Sub. Notes
            11.00% due 6/01/07(8).............        100       43,000
                                                              --------
                                                               160,250
                                                              --------
         Metals & Mining -- 0.9%
           Acme Metals, Inc.
            Guaranteed Sr. Secured Notes
            12.50% due 8/01/02(1)(2)..........      1,000      350,000
           Alaska Steel Corp.
            Guaranteed Notes
            7.88% due 2/15/09.................        125      123,750
           California Steel Industries, Inc.
            Sr. Notes, Series B
            8.50% due 4/01/09.................         50       50,000
           Oregon Steel Mills, Inc.
            1st Mortgage Notes
            10.00% due 7/15/09*...............         75       75,000
           Renco Metals, Inc.
            Guaranteed Sr. Notes
            11.50% due 7/01/03(1).............        500       10,000
           WCI Steel, Inc.
            Sr. Secured Notes, Series B
            10.00% due 12/01/04...............        100       38,000
                                                              --------
                                                               646,750
                                                              --------
         Pharmaceuticals -- 0.3%
           Alaris Medical Systems, Inc.
            Guaranteed Sr. Sub. Notes
            9.75% due 12/01/06................         75       71,625
           Elan Finance Corp., Ltd.
            Sub. Guaranteed Notes
            zero coupon due 12/14/18(5).......        225       66,938
           Express Scripts, Inc.
            Sr. Notes
            9.63% due 6/15/09.................        100      104,750
                                                              --------
                                                               243,313
                                                              --------
         Real Estate Investment Trusts -- 0.2%
           National Health Investors, Inc.
            Sub. Debentures
            7.00% due 2/01/04.................        100       88,668

                                                Principal
                                                  Amount      Value
                 Security Description         (in thousands) (Note 3)
           ---------------------------------------------------------
           Real Estate Investment Trusts (continued)
             Senior Housing Properties Trust
              Sr. Notes
              8.63% due 1/15/12..............      $ 75      $ 74,062
                                                             --------
                                                              162,730
                                                             --------
           Restaurants -- 0.3%
             Tricon Global Restaurants, Inc.
              Sr. Notes
              8.88% due 4/15/11..............       175       191,188
             Yum! Brands, Inc.
              Sr. Notes
              7.70% due 7/01/12..............        50        51,500
                                                             --------
                                                              242,688
                                                             --------
           Retail Stores -- 2.3%
             Big 5 Corp.
              Sr. Notes, Series B
              10.88% due 11/15/07............       125       126,250
             Champion Enterprises, Inc.
              Guaranteed Sr. Notes
              7.63% due 5/15/09..............        50        17,500
             Cole National Group
              Sr. Sub. Notes
              8.88% due 5/15/12..............       125       120,000
             Collins & Aikman Floor Cover
              Guaranteed Sr. Sub. Notes
              9.75% due 2/15/10*.............       100       101,500
             Dillards, Inc.
              Notes
              7.15% due 2/01/07..............       200       191,126
             Gap, Inc.
              Notes
              6.90% due 9/15/07..............        50        44,500
             Gap, Inc.
              Notes
              8.80% due 10/02/02.............        25        24,875
             Gap, Inc.
              Notes
              9.90% due 12/15/05.............        25        24,250
             J.C. Penney Co., Inc.
              Notes
              7.38% due 8/15/08..............        50        47,500
             Koppers Industries, Inc.
              Guaranteed Sr. Sub. Notes
              9.88% due 12/01/07.............       300       286,500
             Lennar Corp.
              Guaranteed Sr. Notes, Series B
              9.95% due 5/01/10..............       125       134,375
             MDC Holdings, Inc.
              Sr. Notes
              8.38% due 2/01/08..............       150       149,250

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                             Principal
                                               Amount       Value
                Security Description       (in thousands)  (Note 3)
           --------------------------------------------------------
           CORPORATE BONDS & NOTES (continued)
           Retail Stores (continued)
             MMI Products, Inc., Series B
              Sr. Sub. Notes, Series B
              11.25% due 4/15/07..........     $  100     $   98,000
             Rent-A-Center, Inc.
              Guaranteed Sr. Sub. Notes,
              Series D
              11.00% due 8/15/08..........        170        180,625
             Rite Aid Corp.
              Guaranteed Sr. Notes
              11.25% due 7/01/08..........         75         54,750
             Service Corp. International
              7.70% due 4/15/09*..........         50         42,500
             Service Corp. International
              Sr. Notes
              6.88% due 10/01/07..........        150        123,750
                                                          ----------
                                                           1,767,251
                                                          ----------
           Telecommunications -- 3.3%
             AirGate PCS, Inc.
              Sr. Sub. Notes
              13.50% due 10/01/09(3)......        175         21,000
             Alamosa Delaware, Inc.
              Guaranteed Sr. Disc. Notes
              12.50% due 2/01/11..........        100         20,000
             American Cellular Corp.
              Guaranteed Sr. Sub. Notes
              9.50% due 10/15/09..........        450         60,750
             Citizens Communications Co.
              Sr. Notes
              7.63% due 8/15/08...........        225        209,250
             Citizens Communications Co.
              Notes
              8.50% due 5/15/06...........         25         23,500
             Citizens Communications Co.
              Notes
              9.25% due 5/15/11...........         50         47,500
             Globix Corp.
              Sr. Notes
              12.50% due 2/01/10..........        400         72,000
             IMPSAT Fiber Networks, Inc.
              Sr. Notes
              12.38% due 6/15/08(1).......      1,000         20,000
             IPCS, Inc.
              Sr. Disc. Notes
              14.00% due 7/15/10(3).......        550         27,500
             Marconi Corp., PLC
              Guaranteed Sr. Notes
              7.75% due 9/15/10...........        100         11,500

                                                   Principal
                                                     Amount       Value
                Security Description             (in thousands)  (Note 3)
      -------------------------------------------------------------------
      Telecommunications (continued)
        Nextel Communications, Inc.
         Sr. Notes
         9.38% due 11/15/09.....................      $200      $  152,500
        Nextel Communications, Inc.
         Sr. Disc. Notes
         9.95% due 2/15/08(3)...................       550         412,500
        Northern Telecom, Ltd.
         Notes
         6.88% due 10/01/02.....................        75          75,000
        Panamsat Corp.
         Notes
         6.38% due 1/15/08......................       125         113,390
        Pegasus Satellite Communications, Inc.
         Sr. Sub. Disc. Notes
         13.50% due 3/01/07(3)..................       400         100,000
        Qwest Capital Funding, Inc.
         Guaranteed Notes
         6.88% due 7/15/28......................       150          57,000
        Qwest Capital Funding, Inc.
         Guaranteed Notes
         7.00% due 8/03/09......................        50          21,750
        Qwest Corp.
         Notes
         8.88% due 3/15/12*.....................       575         488,324
        Rogers Wireless, Inc.
         Sr. Secured Notes
         9.63% due 5/01/11......................       125          88,750
        TELUS Corp.
         Notes
         7.50% due 6/01/07......................       375         292,500
        Triton PCS, Inc.
         Guaranteed Sr. Sub. Notes
         11.00% due 5/01/08(3)..................       175         114,625
        United States West Communications, Inc.
         Debentures
         6.88% due 9/15/33......................        50          33,435
        United States West Communications, Inc.
         Debentures
         7.50% due 6/15/23......................        25          17,526
        US Unwired, Inc., Series B
         Guaranteed Sr. Sub. Disc. Notes,
         Series B
         13.38% due 11/01/09(3).................       375          45,000
                                                                ----------
                                                                 2,525,300
                                                                ----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                               Principal
                                                 Amount        Value
              Security Description          (in thousands)**  (Note 3)
       ----------------------------------------------------------------
       CORPORATE BONDS & NOTES (continued)
       Transportation -- 0.1%
         Petroleum Helicopters, Inc.
          Guaranteed Sr. Notes
          9.38% due 5/01/09................    $       50    $    51,625
                                                             -----------
       Utilities -- 0.3%
         AES Corp.
          Sr. Notes
          8.75% due 12/15/02...............            65         59,800
         AES Drax Energy, Ltd.
          Guaranteed Sr. Secured Notes,
          Series B
          11.50% due 8/30/10(8)                       425         68,000
         Mirant Americas Generation, LLC
          Sr. Notes
          8.30% due 5/01/11................           150         76,500
                                                             -----------
                                                                 204,300
                                                             -----------
       Total Bonds & Notes
          (cost $35,541,791)...............                   31,263,667
                                                             -----------
       FOREIGN BONDS & NOTES -- 23.2%
       Government Agency -- 22.8%
         Australia Commonwealth
          Bonds
          7.50% due 7/15/05................     AUD 1,000        578,675
         Bundesobligation
          Bonds
          4.25% due 11/26/04...............       EUR 200        202,727
         Bundesobligation
          Bonds
          5.00% due 2/17/06................       EUR 415        430,497
         Canadian Government
          Bonds
          5.75% due 9/01/06................       CAD 810        544,673
         Canadian Government
          Bonds
          5.75% due 6/01/29................       CAD 560        368,955
         Colombia Government International
          Bonds
          11.75% due 2/25/20...............           550        452,375
         Deutsche Bundesrepublik
          Bonds
          4.00% due 7/04/09................       EUR 110        108,712
         Deutsche Bundesrepublik
          Bonds
          5.63% due 1/04/28................       EUR 120        130,208
         Federal Republic of Brazil
          Bonds
          3.06% due 10/15/02(6)............           768        502,080
         Federal Republic of Brazil
          Bonds
          3.13% due 10/15/02(6)............           600        228,000

                                               Principal
                                                 Amount       Value
                Security Description        (in thousands)** (Note 3)
          ----------------------------------------------------------
          Government Agency (continued)
            Federal Republic of Brazil
             Bonds
             8.00% due 4/15/14.............     $  1,847     $891,233
            Federal Republic of Brazil
             Notes
             11.00% due 1/11/12............          600      270,000
            Federal Republic of Brazil
             Bonds
             8.00% due 4/15/14.............          447      215,678
            Federal Republic of Brazil
             Bonds
             11.00% due 8/17/40............          640      280,000
            Malaysia
             Bonds
             7.50% due 7/15/11.............          400      463,676
            Netherlands Government
             Bonds
             5.75% due 1/15/04.............          125      127,680
            Republic of Bulgaria, Series A
             Bonds
             2.69% due 7/28/12(4)..........          381      343,810
            Republic of Ecuador
             Bonds
             6.00% due 10/15/02(3).........          500      180,000
            Republic of El Salvador
             Bonds
             8.25% due 4/10/32*............          125      118,750
            Republic of Greece
             Bonds
             8.80% due 6/19/07.............      EUR 147      175,845
            Republic of Italy
             Bonds
             5.25% due 11/01/29............      EUR 110      111,272
            Republic of Panama
             Bonds
             9.63% due 2/08/11.............          250      246,875
            Republic of Peru
             Bonds
             4.00% due 3/07/17(4)..........          300      181,200
            Republic of Peru
             Bonds
             9.13% due 2/21/12.............          125      103,000
            Republic of Philippines
             Bonds
             9.88% due 1/15/19.............          850      844,340
            Republic of South Africa
             Notes
             7.38% due 4/25/12.............           75       79,031
            Republic of Turkey
             Bonds
             11.75% due 6/15/10............          400      357,600

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                  Principal
                                                    Amount        Value
              Security Description             (in thousands)**  (Note 3)
    ----------------------------------------------------------------------
    FOREIGN BONDS & NOTES (continued)
    Government Agency (continued)
      Republic of Venezuela
       Debentures
       2.88% due 12/18/02(6)..................    $      393    $   298,317
      Republic of Venezuela
       Bonds
       9.25% due 9/15/27......................           450        300,375
      Russian Federation
       Bonds
       5.00% due 3/31/07*(3)..................         3,500      2,462,500
      Russian Federation
       Bonds
       10.00% due 6/26/07.....................           750        811,125
      Spanish Government
       Bonds
       5.15% due 7/30/09......................       EUR 468        491,374
      Spanish Government
       Bonds
       6.15% due 1/31/13......................        EUR 80         89,459
      Swedish Government
       Bonds
       10.25% due 5/05/03.....................     SEK 1,700        189,499
      United Kingdom Bond
       Bonds
       6.25% due 11/25/10.....................       GBP 158        280,282
      United Mexican States
       Secured Notes
       6.25% due 12/31/19.....................         1,400      1,354,500
      United Mexican States
       Notes
       7.50% due 1/14/12......................           750        761,250
      United Mexican States
       Bonds
       8.13% due 12/30/19.....................         1,220      1,194,075
      United Mexican States
       Bonds
       8.30% due 8/15/31......................           500        485,000
                                                                -----------
                                                                 17,254,648
                                                                -----------
    Insurance -- 0.2%
      Fairfax Financial Holdings, Ltd.
       Notes
       7.38% due 3/15/06......................           225        159,750
                                                                -----------
    Leisure & Tourism -- 0.0%
      Dunlop Standard Aerospace Holdings, PLC
       Sr. Sub. Notes
       11.88% due 5/15/09.....................            30         30,450
                                                                -----------

                                               Principal
                                                 Amount
                                            (in thousands)**   Value
              Security Description              / Shares      (Note 3)
       ----------------------------------------------------------------
       Utilities -- 0.2%
         Calpine Canada Energy Finance ULC
          Guaranteed Sr. Notes
          8.50% due 5/01/08................      $  425      $   174,250
                                                             -----------
       Total Foreign Bonds & Notes
          (cost $18,088,276)...............                   17,619,098
                                                             -----------
       U.S. GOVERNMENT OBLIGATIONS -- 18.8%
       U.S Treasury Bonds -- 6.7%
         5.38% due 2/15/31.................       3,500        3,889,375
         6.13% due 11/15/27................         500          594,295
         6.25% due 5/15/30.................         500          610,035
                                                             -----------
                                                               5,093,705
                                                             -----------
       U.S. Treasury Notes -- 12.1%
         3.00% due 1/31/04.................         100          101,902
         3.50% due 11/15/06................       1,000        1,042,500
         4.75% due 2/15/04.................       2,000        2,087,500
         5.00% due 2/15/11.................       2,000        2,221,700
         5.88% due 11/15/04................       3,000        3,257,550
         5.00% due 8/15/11.................         385          427,573
                                                             -----------
                                                               9,138,725
                                                             -----------
       Total U.S. Government Obligations
          (cost $13,161,863)...............                   14,232,430
                                                             -----------
       U.S. GOVERNMENT AGENCY -- 8.5%
       Federal Form Credit Banks Consolidated System -- 0.7%
         5.45% due 12/11/13................         500          541,847
                                                             -----------
       Federal Home Loan Mortgage Corporation -- 0.6%
         6.50% due 5/01/29.................         102          106,101
         7.00% due 6/01/29.................         110          115,063
         8.50% due 5/01/08.................         129          137,573
         10.00% due 5/15/20................         103          109,053
         11.57% due 6/15/21................          66            9,200
                                                             -----------
                                                                 476,990
                                                             -----------
       Federal National Mortgage Association -- 6.8%
         0.42%coupon due 10/17/36..........       8,934          117,934
         0.52% coupon due 3/17/20..........       3,660           30,768
         0.95% coupon due 6/25/38..........       5,505          256,883
         1.58% due 2/25/35.................       5,034          210,273
         5.50% due 1/01/29 - 6/01/29.......         471          478,028
         6.00% due 2/01/32.................         983        1,010,933
         6.63% due 9/15/09.................       2,000        2,338,906
         7.50% due 1/01/30 - 9/01/30.......         283          299,078
         8.00% due 11/01/28................         195          209,735
         8.80% due 1/25/19.................         163          183,143
         10.40% due 4/25/19................          28           31,582
         13.00% due 11/15/15...............          25           29,356
                                                             -----------
                                                               5,196,619
                                                             -----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                       Principal
                                                         Amount
                                                     (in thousands)   Value
                Security Description                     Shares      (Note 3)
  ---------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCY (continued)
  Government National Mortgage Association -- 0.4%
   7.50% due 7/15/27................................    $    92     $   97,374
   7.50% due 10/15/27...............................        124        132,374
   7.50% due 10/15/27...............................         33         34,682
                                                                    ----------
                                                                       264,430
                                                                    ----------
  Total U.S. Government Agency
     (cost $6,372,296)..............................                 6,479,886
                                                                    ----------
  LOAN AGREEMENT -- 0.5%
   Algerian Loan Agreement Trust 2.63% due
     3/04/03(2) (cost $289,234).....................        450        394,875
                                                                    ----------
  COMMON STOCK -- 0.0%
  Financial Services -- 0.0%
   Ono Finance, PLC*................................        100              1
                                                                    ----------
  Machinery -- 0.0%
   Manitowoc Co., Inc...............................        336          9,190
   Terex Corp.+.....................................      1,260         21,294
                                                                    ----------
                                                                        30,484
                                                                    ----------
  Telecommunications -- 0.0%
   International Wireless
     Communica- tions Holdings, Inc.(2)+............     84,603          8,460
                                                                    ----------
  Total Common Stock
     (cost $96,171).................................                    38,945
                                                                    ----------
  PREFERRED STOCK -- 0.7%
  Apparel & Textiles -- 0.0%
   Anvil Holdings, Inc. 13.00%......................          1             18
                                                                    ----------
  Broadcasting & Media -- 0.3%
   CSC Holdings, Inc. 11.13%........................      3,000        196,498
                                                                    ----------
  Financial Services -- 0.1%
   Sinclair Capital 11.63%..........................        750         78,375
   TCR Holdings, Class B(2).........................        570              6
   TCR Holdings, Class C(2).........................        314              3
   TCR Holdings, Class D(2).........................        827              8
   TCR Holdings, Class E(2).........................      1,711             17
                                                                    ----------
                                                                        78,409
                                                                    ----------

                                                         Shares       Value
                Security Description                 Rights/Warrants (Note 3)
  --------------------------------------------------------------------------
  Telecommunications -- 0.3%
   Broadwing Communications, Inc. 12.50%(1).........          300    $ 30,750
   Nextel Communications, Inc., Series E 11.13%(7)..          331     198,600
                                                                     --------
                                                                      229,350
                                                                     --------
  Total Preferred Stock
     (cost $823,326)................................                  504,275
                                                                     --------
  RIGHTS -- 0.0%
  Government Agency -- 0.0%
   United Mexican States VRR-A(2)+..................      250,000         750
   United Mexican States VRR-B(2)+..................    1,400,000         280
   United Mexican States VRR-C(2)+..................    1,400,000       3,500
   United Mexican States VRR-D(2)+..................    1,400,000         280
   United Mexican States VRR-E(2)+..................    1,400,000       4,200
                                                                     --------
                                                                        9,010
                                                                     --------
  Machinery -- 0.0%
   Terex Corp.+*(2).................................        2,000           0
                                                                     --------
  Total Rights
     (cost $0)......................................                    9,010
                                                                     --------
  WARRANTS -- 0.0%
  Broadcasting & Media -- 0.0%
   Knology Holdings, Inc.+*(2)......................        1,500          15
   UIH Australia Pacific, Inc.+(2)..................        1,000          10
                                                                     --------
                                                                           25
                                                                     --------
  Forest Products -- 0.0%
   Berry Plastics Corp.+(2).........................          500           0
                                                                     --------
  Telecommunications -- 0.0%
   GT Group Telecom, Inc.+*(2)......................          150           2
   Leap Wireless International, Inc.+*..............          500         125
   Leap Wireless International, Inc.+*..............          350          87
   Occidente Y Caribe+*(2)..........................        7,250          72
                                                                     --------
                                                                          286
                                                                     --------
  Total Warrants
     (cost $10,031).................................                      311
                                                                     --------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                               Principal
                                                 Amount       Value
                Security Description         (in thousands)  (Note 3)
        ---------------------------------------------------------------
        Total Investment Securities -- 92.9%
           (cost $74,382,988)...............                 70,542,497
                                                            -----------
        SHORT-TERM SECURITIES -- 1.4%
          Time Deposit with State Street
           Bank & Trust Co. 4.00% due
           10/1/02, Class A
           (cost $1,053,000)................     1,053        1,053,000
                                                            -----------
        REPURCHASE AGREEMENT -- 3.0%
          State Street Bank & Trust Co.
           Joint Repurchase Agreement
           Account (Note 3)
           (cost $2,270,000)................     2,270        2,270,000
                                                            -----------
        TOTAL INVESTMENTS --
           (cost $77,705,988#)..............      97.3%      73,865,497
        Other assets less liabilities.......       2.7        2,073,715
                                                 -----      -----------
        NET ASSETS --                            100.0%     $75,939,212
                                                 =====      ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
**   In United States dollars unless otherwise indicated.
AUD --Australian Dollar
CAD --Canadian Dollar
EUR --Euro
GBP --United Kingdom Pound
SEK --Swedish Krona
+    Non-income producing securities.
#    See Note 6
(1)  Security in default.
(2)  Fair valued security -- See Note 3
(3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(4) Variable rate security -- the rate reflected is as of September 30, 2002; maturity date reflects next reset date.
(5) Represents a zero coupon bond which will convert to an interest bearing security at a later date.
(6) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of September 30, 2002.
(7) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(8)    Subsequent to 9/30/02, security is in default.

See Notes to Financial Statements.

Allocation of investment by country as a percentage of net assets as of September 30, 2002.

United States. 75.3%
Saudi Arabia..  4.3
Mexico........  3.4
Brazil........  3.2
Canada........  1.9
Germany.......  1.1
Philippines...  1.1
Australia.....  0.8
Spain.........  0.8
Colombia......  0.6
Malaysia......  0.6
Algeria.......  0.5
Bangladesh....  0.5
Turkey........  0.5
Peru..........  0.4
United Kingdom  0.4
Venezuela.....  0.4
Panama........  0.3
Ecuador.......  0.2
El Salvador...  0.2
Greece........  0.2
Netherlands...  0.2
Sweden........  0.2
Cayman Island.  0.1
Italy.........  0.1
               ----
               97.3%
               ====

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited)
=====================================

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 89.5%
Aerospace & Military Technology -- 1.0%
 Condor Systems, Inc. Guaranteed Sr. Sub.
   Notes, Series B 11.88% due 5/01/09(1).....     $  500     $  110,000
 Decrane Aircraft Holdings Guaranteed Sr.
   Sub. Notes, Series B 12.00% due 9/30/08...        500        405,000
 K & F Industries, Inc. Sr. Sub.
   Notes, Series B 9.25% due 10/15/07........        650        666,250
 Moog, Inc. Sr. Sub. Notes, Series B 10.00%
   due 5/01/06...............................        250        251,250
 Transdigm, Inc. Sr. Sub Notes 10.38% due
   12/01/08..................................        200        205,000
                                                             ----------
                                                              1,637,500
                                                             ----------
Apparel & Textiles -- 0.6%
 USI American Holdings, Inc. Guaranteed Sr.
   Notes, Series B 7.25% due 12/01/06........      1,025        861,000
                                                             ----------
Automotive -- 2.2%
 CSK Auto, Inc. Guaranteed Sr. Notes 12.00%
   due 6/15/06...............................        350        370,563
 Diamond Triumph Autoglass Guaranteed Sr.
   Sub. Notes 9.25% due 4/01/08..............        250        235,000
 Lear Corp. Guaranteed Sr. Notes, Series B
   8.11% due 5/15/09.........................        625        651,312
 Pep Boys Manny Moe & Jack Notes 6.92% due
   7/07/06...................................      1,000        937,500
 United Rentals North America, Inc.
   Guaranteed Sr. Notes 10.75% due 4/15/08...        200        191,000
 Universal Compression, Inc. Sr. Disc.
   Notes 9.88% due 2/15/08(2)................      1,040      1,029,600
                                                             ----------
                                                              3,414,975
                                                             ----------
Broadcasting & Media -- 11.8%
 AMC Entertainment, Inc. Sr. Sub.
   Notes 9.88% due 2/01/12...................        625        546,875

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Broadcasting & Media (continued)
 Benedek Communications Corp. Sr. Sub. Disc.
   Notes 13.25% due 5/15/06(1)...............     $  700     $  744,625
 Big City Radio, Inc. Guaranteed Sr.
   Notes 11.25% due 3/15/05(2)...............      1,425        790,875
 Charter Communications Holdings, LLC Sr.
   Sub. Disc. Notes 9.92% due 4/01/11(2).....        700        318,500
 Charter Communications Holdings, LLC Sr.
   Sub. Disc. Notes 11.72% due 1/15/10(2)....        300        123,000
 Charter Communications Holdings, LLC Sr.
   Sub. Disc. Notes 11.75% due 5/15/11(2)....      2,500        875,000
 Charter Communications Holdings, LLC Sr.
   Sub. Disc. Notes 12.13% due 1/15/12(2)....         50         16,000
 Cinemark USA, Inc. Sr. Sub. Notes, Series
   B 9.63% due 8/01/08.......................        500        467,500
 CSC Holdings, Inc. Sr. Notes 7.88% due
   12/15/07..................................        700        584,472
 CSC Holdings, Inc. Sr. Sub.
   Debentures 10.50% due 5/15/16.............      2,350      1,833,000
 Cumulus Media, Inc. Guaranteed Sr. Sub.
   Notes 10.38% due 7/01/08..................      1,120      1,176,000
 Echostar DBS Corp. Sr. Notes 9.25% due
   2/01/06...................................      1,300      1,254,500
 Emmis Communications Sr. Disc. Notes 12.50%
   due 3/15/11(2)............................        975        726,375
 Frontiervision Holding LP Sr. Disc.
   Notes 11.88% due 9/15/07(1)(2)............        875        463,750
 Garden State Newspapers, Inc. Sr. Sub.
   Notes 8.63% due 7/01/11...................        225        219,938
 Garden State Newspapers, Inc. Sr. Sub.
   Notes, Series B 8.75% due 10/01/09........        325        320,937

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       -----------------------------------------------------------------
       CORPORATE BONDS & NOTES (continued)
       Broadcasting & Media (continued)
         Lenfest Communications, Inc.
          Sr. Notes
          7.63% due 2/15/08...................     $  800     $   764,096
         Lenfest Communications, Inc.
          Sr. Notes
          8.38% due 11/01/05..................         70          70,424
         Lenfest Communications, Inc.
          Sr. Sub. Notes
          10.50% due 6/15/06..................        300         298,620
         Lodgenet Entertainment Corp.
          Sr. Notes
          10.25% due 12/15/06.................        625         593,750
         Northland Cable Television, Inc.
          Guaranteed Sr. Sub. Notes
          10.25% due 11/15/07.................      1,200         708,000
         Pegasus Media & Communications, Inc.
          Sr. Sub. Disc. Notes
          12.50% due 7/01/05..................        350         301,000
         Shop At Home, Inc.
          Guaranteed Sr. Secured Notes
          11.00% due 4/01/05..................      3,250       3,343,438
         Time Warner, Inc.
          Guaranteed Sr. Notes
          6.63% due 5/15/29...................        475         360,934
         Time Warner, Inc.
          Debentures
          9.13% due 1/15/13...................        775         759,329
         Young Broadcasting, Inc.
          Guaranteed Sr. Sub. Notes,
          Series B
          9.00% due 1/15/06...................        984         929,880
                                                              -----------
                                                               18,590,818
                                                              -----------
       Business Services -- 4.7%
         Allied Waste North America, Inc.
          Guaranteed Sr. Notes, Series B
          7.63% due 1/01/06...................      2,600       2,483,000
         Allied Waste North America, Inc.
          Guaranteed Sr. Sub. Notes,
          Series B
          10.00% due 8/01/09..................      1,215       1,129,950
         Anthony Crane Rental LP
          Guaranteed Sr. Notes, Series B
          10.38% due 8/01/08..................      1,050          94,500
         ESI Tractebel Acquisition Corp.
          Guaranteed Secured Bonds,
          Series B
          7.99% due 12/30/11..................         90          82,059

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------
         Business Services (continued)
           National Equipment Services, Inc.
            Guaranteed Sr. Sub. Notes,
            Series D
            10.00% due 11/30/04..............     $2,240     $1,187,200
           Park-Ohio Industries, Inc.
            Sr. Sub. Notes
            9.25% due 12/01/07...............        810        558,900
           Penhall International Corp.
            Guaranteed Sr. Notes
            12.00% due 8/01/06...............         75         51,000
           Prestolite Electric, Inc.
            Guaranteed Sr. Notes
            9.63% due 2/01/08................        900        628,875
           Stewart Enterprises, Inc.
            Guaranteed Sr. Sub. Notes
            10.75% due 7/01/08...............        525        574,875
           Unova, Inc.
            Notes
            6.88% due 3/15/05................        800        664,000
                                                             ----------
                                                              7,454,359
                                                             ----------
         Chemicals -- 2.7%
           Geo Specialty Chemicals, Inc.
            Sr. Sub. Notes
            10.13% due 8/01/08...............      1,350        975,375
           Huntsman International, LLC
            Sr. Notes
            9.88% due 3/01/09*...............      1,140      1,140,000
           IMC Global, Inc.
            Guaranteed Sr. Notes, Series B
            11.25% due 6/01/11(7)............        750        814,327
           Methanex Corp.
            Sr. Notes
            8.75% due 8/15/12................        850        879,750
           Terra Industries, Inc.
            Sr. Notes
            10.50% due 6/15/05...............        525        443,625
                                                             ----------
                                                              4,253,077
                                                             ----------
         Communication Equipment -- 0.7%
           TeleCorp PCS, Inc.
            Guaranteed Sr. Sub. Notes
            10.63% due 7/15/10...............      1,275      1,147,500
                                                             ----------
         Computers & Business Equipment -- 0.8%
           Seagate Technology, Inc.
            Sr. Notes
            8.00% due 5/15/09*...............        300        279,000

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       CORPORATE BONDS & NOTES (continued)
       Computers & Business Equipment (continued)
         Xerox Corp.
          Notes
          5.50% due 11/15/03..................     $1,200     $1,032,000
                                                              ----------
                                                               1,311,000
                                                              ----------
       Conglomerate -- 2.5%
         Tyco International Group SA
          Guaranteed Notes
          5.80% due 8/01/06...................        500        420,000
         Tyco International Group SA
          Guaranteed Bonds
          6.25% due 6/15/03...................      1,050        987,000
         Tyco International Group SA
          Guaranteed Sr. Notes
          6.38% due 2/15/06...................      1,400      1,218,000
         Tyco International Group SA
          Guaranteed Sr. Notes
          6.75% due 2/15/11...................      1,500      1,230,000
                                                              ----------
                                                               3,855,000
                                                              ----------
       Education -- 0.6%
         KinderCare Learning Centers, Inc.
          Sr. Sub. Notes, Series B
          9.50% due 2/15/09...................      1,000        945,000
                                                              ----------
       Electronics -- 0.6%
         Chippac International Co., Ltd.
          Guaranteed Sr. Sub. Notes, Series B
          12.75% due 8/01/09..................        200        196,000
         L-3 Communications Corp.
          Sr. Sub. Notes
          7.63% due 6/15/12*..................        750        776,250
                                                              ----------
                                                                 972,250
                                                              ----------
       Energy Services -- 0.5%
         Northern Natural Gas Co.
          Sr. Notes
          6.75% due 9/15/08*..................        525        540,750
         Transcontinental Gas Pipe Line
          Notes
          8.88% due 7/15/12*..................        300        286,203
                                                              ----------
                                                                 826,953
                                                              ----------
       Energy Sources -- 4.7%
         AmeriGas Partners LP/AmeriGas
          Eagle Finance Corp.
          Sr. Notes
          8.88% due 5/20/11...................        200        206,000

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       Energy Sources (continued)
         AmeriGas Partners LP/AmeriGas
          Eagle Finance Corp.
          Sr. Notes, Series D
          10.00% due 4/15/06..................     $  525     $  546,000
         Belco Oil & Gas Corp.
          Sr. Sub. Notes
          8.88% due 9/15/07...................        175        179,813
         Encore Acquisition Co.
          Guaranteed Sr. Sub. Notes
          8.38% due 6/15/12*..................      1,050      1,060,500
         Forest Oil Corp.
          Guaranteed Sr. Notes
          7.75% due 5/01/14...................        775        771,125
         Forest Oil Corp.
          Sr. Notes
          8.00% due 12/15/11..................        500        520,000
         Frontier Oil Corp.
          Sr. Sub. Notes
          11.75% due 11/15/09.................        520        527,800
         KCS Energy, Inc.
          Guaranteed Sr. Sub. Notes
          8.88% due 1/15/06...................        800        546,000
         Leviathan Gas Pipeline Partner
          LP/Leviathan Finance Corp.
          Guaranteed Sr. Sub. Notes, Series B
          10.38% due 6/01/09..................        560        571,200
         Tesoro Petroleum Corp.
          Sr. Sub. Notes
          9.63% due 4/01/12*..................         50         28,000
         Tesoro Petroleum Corp.
          Guaranteed Sr. Sub. Notes, Series B
          9.63% due 11/01/08..................      1,275        752,250
         Tesoro Petroleum Corp.
          Guaranteed Sr. Sub. Notes, Series B
          9.00% due 7/01/08...................        125         71,250
         Tri Union Development Corp.
          Guaranteed Sr. Secured Notes
          12.50% due 6/01/06(1)(3)............      1,635      1,341,110
         Westport Resources Corp.
          Guaranteed Sr. Sub. Notes
          8.25% due 11/01/11..................        275        283,250
                                                              ----------
                                                               7,404,298
                                                              ----------
       Financial Services -- 8.5%
         AmeriCredit Corp.
          Sr. Notes
          9.25% due 5/01/09*..................        925        624,375

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------
         CORPORATE BONDS & NOTES (continued)
         Financial Services (continued)
           AmeriCredit Corp.
            Guaranteed Sr. Notes
            9.88% due 4/15/06................     $  575     $  411,125
           Athena Neurosciences Finance, LLC
            Guaranteed Sr. Notes
            7.25% due 2/21/08................      1,850      1,063,750
           Bear Island Paper Co., LLC
            Sr. Secured Notes, Series B
            10.00% due 12/01/07..............      1,270      1,079,500
           Bluewater Finance, Ltd.
            Guaranteed Sr. Notes
            10.25% due 2/15/12*..............        675        634,500
           Chukchansi Economic Dev. Auth.
            Sr. Notes
            14.50% due 6/15/09*..............      1,275      1,166,242
           Dana Credit Corp.
            Notes
            7.25% due 12/16/02*..............        170        168,725
           Dana Credit Corp.
            Notes
            8.38% due 8/15/07*...............        500        475,000
           Finova Group, Inc.
            Notes
            7.50% due 11/15/09...............      1,925        577,500
           Freemont General Corp.
            Sr. Notes, Series B
            7.70% due 3/17/04................        100         93,500
           Jet Equipment Trust
            Sr. Notes, Series 1995, Class A
            8.24% due 11/01/12*..............      1,396        840,014
           LaBranche & Co., Inc.
            Sr. Sub. Notes
            12.00% due 3/02/07...............        625        668,750
           Nexstar Finance, Inc., LLC
            Guaranteed Sr. Sub. Notes
            12.00% due 4/01/08...............        825        872,438
           PCA, LLC /PCA Finance Corp.
            Sr. Notes
            11.88% due 8/01/09*..............        375        382,500
           Qwest Capital Funding, Inc.
            Guaranteed Notes
            6.88% due 7/15/28................      1,175        446,500
           Qwest Capital Funding, Inc.
            Guaranteed Notes
            7.00% due 8/03/09................        400        174,000
           Qwest Capital Funding, Inc.
            Guaranteed Notes
            7.25% due 2/15/11................        200         88,000
           Qwest Capital Funding, Inc.
            Guaranteed Notes
            7.63% due 8/03/21................        200         84,000

                                               Principal
                                                 Amount       Value
                Security Description         (in thousands)  (Note 3)
         -------------------------------------------------------------
         Financial Services (continued)
           Terra Capital, Inc. Guaranteed
            Sr. Secured Notes
            12.88% due 10/15/08.............     $1,150     $ 1,184,500
           Transwestern Holdings LP
            Sr. Disc. Notes, Series B
            11.88% due 11/15/08(2)..........      1,600       1,656,000
           Xerox Credit Corp.
            Notes
            6.13% due 2/18/14(3)............        950         642,960
                                                            -----------
                                                             13,333,879
                                                            -----------
         Food, Beverage & Tobacco -- 2.7%
           Agrilink Foods, Inc.
            Guaranteed Sr. Sub Notes
            11.88% due 11/01/08.............        865         909,331
           Cott Beverages, Inc.
            Guaranteed Sr. Sub. Notes
            8.00% due 12/15/11..............        400         410,000
           Doane Pet Care Co.
            Sr. Sub. Notes
            9.75% due 5/15/07...............        525         452,813
           Fleming Cos., Inc.
            Guaranteed Sr. Notes
            10.13% due 4/01/08..............        250         190,000
           Fleming Cos., Inc.
            Guaranteed Sr. Sub. Notes,
            Series D
            10.63% due 7/31/07..............      1,050         630,000
           Great Atlantic & Pacific Tea Co.
            Sr. Notes
            9.13% due 12/15/11..............        600         450,000
           Smithfield Foods, Inc.
            Sr. Notes, Series B
            8.00% due 10/15/09..............      1,200       1,182,000
                                                            -----------
                                                              4,224,144
                                                            -----------
         Forest Products -- 3.5%
           Buckeye Technologies, Inc.
            Sr. Sub. Notes
            8.50% due 12/15/05..............        500         415,000
           Crown Cork & Seal Co., Inc.
            Notes
            8.38% due 1/15/05...............      3,150       2,346,750
           Fibermark, Inc.
            Sr. Notes
            10.75% due 4/15/11..............      1,250       1,206,250
           Fort James Corp.
            Guaranteed Sr. Notes
            5.88% due 9/15/07...............        875         726,250

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------
         CORPORATE BONDS & NOTES (continued)
         Forest Products (continued)
           Georgia-Pacific Corp.
            Sr. Notes
            7.50% due 5/15/06................     $  575     $  474,375
           Packaged Ice, Inc.
            Guaranteed Sr. Notes, Series B
            9.75% due 2/01/05................        425        323,000
                                                             ----------
                                                              5,491,625
                                                             ----------
         Health Services -- 4.0%
           Healthsouth Corp.
            Sr. Notes
            7.63% due 6/01/12................      1,100        695,001
           Healthsouth Corp.
            Sr. Sub. Notes
            10.75% due 10/01/08..............      1,025        697,000
           IASIS Healthcare Corp.
            Guaranteed Sr. Sub. Notes
            13.00% due 10/15/09..............      1,220      1,247,450
           National Health Investors, Inc.
            Notes
            7.30% due 7/16/07................        820        738,000
           PharMerica, Inc.
            Guaranteed Sr. Sub. Notes
            8.38% due 4/01/08................        450        448,312
           Physician Sales & Service, Inc.
            Guaranteed Sr. Sub. Notes
            8.50% due 10/01/07...............        576        564,208
           Rotech Healthcare, Inc.
            Sr. Sub. Notes
            9.50% due 4/01/12*...............        150        140,625
           Unilab Finance Corp.
            Sr. Sub. Notes
            12.75% due 10/01/09..............        195        225,225
           Universal Hospital Services, Inc.
            Sr. Notes
            10.25% due 3/01/08...............      1,000        955,000
           Ventas Reality, LP
            Guaranteed Sr. Notes
            8.75% due 5/01/09................        450        461,250
                                                             ----------
                                                              6,172,071
                                                             ----------
         Household Products -- 0.4%
           Fort James Corp.
            Sr. Notes
            6.63% due 9/15/04................        525        467,365
           Royster Clark, Inc.
            1st Mortgage Notes
            10.25% due 4/01/09...............        300        208,500
                                                             ----------
                                                                675,865
                                                             ----------

                                                  Principal
                                                    Amount      Value
                 Security Description           (in thousands) (Note 3)
        --------------------------------------------------------------
        Insurance -- 0.1%
          Freemont General Corp.
           Sr. Notes
           7.88% due 3/17/09...................      $200      $140,000
                                                               --------
        Leisure & Tourism -- 12.6%
          American Airlines, Inc.
           Pass-Thru Certificates,
           Series 2001-2, Class C
           7.80% due 10/01/06*.................       950       761,691
          Atlas Air, Inc.
           Pass-Thru Certificates,
           Series 1998, Class C
           8.01% due 1/02/10(3)................       348       180,906
          Atlas Air, Inc.
           Pass-Thru Certificates,
           Series 1999-1, Class C
           8.77% due 1/02/11(3)................       294       178,081
          Atlas Air, Inc.
           Sr. Notes
           9.25% due 4/15/08...................       700       245,000
          Atlas Air, Inc.
           Sr. Notes
           9.38% due 11/15/06..................       275        99,000
          Atlas Air, Inc.
           Pass-Thru Certificates,
           Series 2000-1, Class C
           9.70% due 1/02/08...................       144       134,471
          Atlas Air, Inc.
           Sr. Notes
           10.75% due 8/01/05..................       500       207,500
          Aztar Corp.
           Sr. Sub. Notes
           8.88% due 5/15/07...................       895       908,425
          Boyd Gaming Corp.
           Sr. Sub. Notes
           8.75% due 4/15/12*..................       700       728,000
          Continental Airlines, Inc.
           Pass-Thru Certificates,
           Series 1999-1, Class C
           6.95% due 8/02/09...................       976       920,867
          Courtyard by Marriott II
           Sr. Secured Notes, Series B
           10.75% due 2/01/08..................       800       802,000
          Hollywood Casino Corp.
           Guaranteed Sr. Secured Notes
           11.25% due 5/01/07..................       650       705,250
          Hollywood Casino
           Shreveport/Shreveport Capital Corp.
           1st Mortgage Notes
           13.00% due 8/01/06(4)...............       880       941,600

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                               Principal
                                                 Amount       Value
                Security Description         (in thousands)  (Note 3)
          -----------------------------------------------------------
          CORPORATE BONDS & NOTES (continued)
          Leisure & Tourism (continued)
            Hollywood Park, Inc.
             Sr. Sub. Notes, Series B
             9.50% due 8/01/07..............     $  425     $  378,250
            Host Marriot LP
             Guaranteed Sr. Secured Notes,
             Series E
             8.38% due 2/15/06..............      1,075      1,037,375
            International Game Technology
             Sr. Notes
             8.38% due 5/15/09..............        550        598,812
            ITT Corp.
             Guaranteed Notes
             6.75% due 11/15/05.............        150        145,895
            John Q Hammons Hotels LP
             1st Mortgage Notes, Series B
             8.88% due 5/15/12..............        425        409,063
            Mandalay Resort Group
             Sr. Sub. Notes
             6.75% due 7/15/03..............        500        501,250
            Mandalay Resort Group
             Sr. Sub. Notes, Series B
             10.25% due 8/01/07.............        425        457,937
            MGM Grand, Inc.
             Guaranteed Sr. Sub. Notes
             9.75% due 6/01/07..............        800        870,000
            MGM Mirage, Inc.
             Guaranteed Sr. Notes
             8.50% due 9/15/10..............      1,250      1,354,587
            Mohegan Tribal Gaming Authority
             Sr. Sub. Notes
             8.00% due 4/01/12 *............        525        538,125
            Park Place Entertainment Corp.
             Sr. Sub. Notes
             7.88% due 3/15/10 *............        500        505,000
            Park Place Entertainment Corp.
             Sr. Sub. Notes
             8.13% due 5/15/11 *............      1,000      1,020,000
            Prime Hospitality Corp.
             Sr. Sub. Notes, Series B
             8.38% due 5/01/12..............        575        546,250
            Riviera Holdings Corp.
             Guaranteed Sr. Secured Notes
             11.00% due 6/15/10*............        700        654,500
            Six Flags, Inc.
             Sr. Notes
             8.88% due 2/01/10..............        650        533,000
            Speedway Motorsports, Inc.
             Guaranteed Sr. Sub. Notes,
             Series D
             8.50% due 8/15/07..............        800        832,000

                                                Principal
                                                  Amount       Value
               Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       Leisure & Tourism (continued)
         Starwood Hotels & Resorts
          Worldwide, Inc.
          Notes
          7.88% due 5/01/12*.................     $  750     $   729,375
         Station Casinos, Inc.
          Sr. Sub. Notes
          9.88% due 7/01/10..................        375         399,375
         Vail Resorts, Inc.
          Guaranteed Sr. Sub. Notes
          8.75% due 5/15/09*.................      1,000       1,020,000
         Waterford Gaming, LLC/Finance Corp.
          Sr. Notes
          9.50% due 3/15/10*.................        463         474,575
                                                             -----------
                                                              19,818,160
                                                             -----------
       Machinery -- 0.4%
         Terex Corp.
          Guaranteed Sr. Sub. Notes,
          Series B
          10.38% due 4/01/11.................        150         151,500
         US Industries, Inc.
          Sr. Notes
          7.13% due 10/15/03.................        175         155,750
         Venture Holdings Trust
          Guaranteed Sr. Sub. Notes
          11.00% due 6/01/07(8)..............        550         236,500
                                                             -----------
                                                                 543,750
                                                             -----------
       Metals & Mining -- 1.3%
         Acme Metals, Inc.
          Guaranteed Sr. Secured Notes
          12.50% due 8/1/49(1)(3)............      1,500         525,000
         Alaska Steel Corp.
          Guaranteed Notes
          7.88% due 2/15/09..................        650         643,500
         California Steel Industries, Inc.
          Sr. Notes, Series B
          8.50% due 4/01/09..................        325         325,000
         National Steel Corp.
          1st Mortgage, Series D
          9.88% due 3/01/09(1)...............        300         102,750
         Oregon Steel Mills, Inc.
          1st Mortgage Notes
          10.00% due 7/15/09*................        350         350,000
         Renco Metals, Inc.
          Guaranteed Sr. Notes
          11.50% due 7/01/03(1)..............      2,150          43,000

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
        ---------------------------------------------------------------
        CORPORATE BONDS & NOTES (continued)
        Metals & Mining (continued)
          WCI Steel, Inc.
           Sr. Secured Notes, Series B
           10.00% due 12/01/04...............     $  330     $  125,400
                                                             ----------
                                                              2,114,650
                                                             ----------
        Pharmaceuticals -- 1.4%
          Alaris Medical Systems, Inc.
           Guaranteed Sr. Sub. Notes
           9.75% due 12/01/06................        400        382,000
          AmerisourceBergen Corp.
           Sr. Notes
           8.13% due 9/01/08.................        500        525,000
          Elan Finance Corp., Ltd
           Sub. Guaranteed Notes
           zero coupon due 12/14/18(5).......      1,350        401,625
          Express Scripts, Inc.
           Sr. Notes
           9.63% due 6/15/09.................        850        890,375
                                                             ----------
                                                              2,199,000
                                                             ----------
        Real Estate Investment Trusts -- 1.4%
          Health Care REIT, Inc.
           Sr. Notes
           7.63% due 3/15/08.................        300        320,754
          National Health Investors, Inc.
           Sub. Debentures
           7.00% due 2/01/04.................        800        709,341
          RFS Partnership LP
           Guaranteed Sr. Notes
           9.75% due 3/01/12.................        350        346,500
          Senior Housing Properties Trust
           Sr. Notes
           8.63% due 1/15/12.................        950        938,125
                                                             ----------
                                                              2,314,720
                                                             ----------
        Restaurants -- 0.6%
          Tricon Global Restaurants, Inc.
           Sr. Notes
           8.88% due 4/15/11(7)..............        850        928,625
                                                             ----------
        Retail Stores -- 8.5%
          Beazer Homes USA, Inc.
           Guaranteed Sr. Notes
           8.88% due 4/01/08.................        500        505,000
          Big 5 Corp.
           Sr. Notes, Series B
           10.88% due 11/15/07...............        825        833,250

                                               Principal
                                                 Amount       Value
                Security Description         (in thousands)  (Note 3)
          -----------------------------------------------------------
          Retail Stores (continued)
            Champion Enterprises, Inc.
             Guaranteed Sr. Notes
             7.63% due 5/15/09..............     $  425     $  148,750
            Champion Home Builders Co.
             Guaranteed Sr. Notes
             11.25% due 4/15/07*............        425        308,125
            Cole National Group
             Sr. Sub. Notes
             8.88% due 5/15/12..............        800        768,000
            Collins & Aikman Floor Cover
             Guaranteed Sr. Sub. Notes
             9.75% due 2/15/10*.............        600        609,000
            Dillards, Inc.
             Notes
             6.43% due 8/01/04..............        400        396,220
            Dillards, Inc.
             Notes
             6.69% due 8/01/07..............        200        194,848
            Dillards, Inc.
             Notes
             7.15% due 2/01/07..............        400        382,252
            J.C. Penney Co., Inc.
             Notes
             7.38% due 8/15/08..............      1,000        950,000
            Koppers Industries, Inc.
             Guaranteed Sr. Sub. Notes
             9.88% due 12/01/07.............      1,075      1,026,625
            Lennar Corp.
             Guaranteed Sr. Notes, Series B
             9.95% due 5/01/10..............        850        913,750
            MDC Holdings, Inc.
             Sr. Notes
             8.38% due 2/01/08..............        900        895,500
            MMI Products, Inc.,
             Sr. Sub. Notes, Series B
             11.25% due 4/15/07.............        775        759,500
            Oakwood Homes Corp.
             Sr. Notes
             7.88% due 3/01/04(8)...........        925        370,000
            Rent-A-Center, Inc.
             Guaranteed Sr. Sub. Notes,
             Series D
             11.00% due 8/15/08.............      1,070      1,136,875
            Rite Aid Corp.
             Guaranteed Sr. Notes
             11.25% due 7/01/08.............        550        401,500
            Saks, Inc.
             Guaranteed Sr. Notes
             7.38% due 2/15/19..............      1,100        814,000

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                               Principal
                                                 Amount       Value
               Security Description          (in thousands)  (Note 3)
        --------------------------------------------------------------
        CORPORATE BONDS & NOTES (continued)
        Retail Stores (continued)
          Saks, Inc.
           Guaranteed Notes
           9.88% due 10/01/11...............     $  425     $   416,500
          Sealy Mattress Co.,
           Guaranteed Sr. Sub. Disc. Notes,
           Series B
           10.88% due 12/15/07(2)...........        500         425,000
          Service Corp. International
           7.70% due 4/15/09 *..............        275         233,750
          Service Corp. International
           Sr. Notes
           6.88% due 10/01/07...............        400         330,000
          Service Corp.International
           Notes
           7.70% due 4/15/09................        600         504,000
                                                            -----------
                                                             13,322,445
                                                            -----------
        Telecommunications -- 8.8%
          AirGate PCS, Inc.
           Sr. Sub. Disc. Notes
           13.50% due 10/01/09(2)...........        925         111,000
          Alamosa PCS Holdings, Inc.
           Guaranteed Sr. Disc. Notes
           12.88% due 2/15/10(2)............      1,650         115,500
          American Cellular Corp.
           Guaranteed Sr. Sub. Notes
           9.50% due 10/15/09...............      2,425         327,375
          Citizens Communications Co.
           Sr. Notes
           7.63% due 8/15/08................      1,425       1,325,250
          Citizens Communications Co.
           Sr. Notes
           8.50% due 5/15/06................        325         305,500
          Citizens Communications Co.
           Sr. Notes
           9.25% due 5/15/11................        150         142,500
          GCI, Inc.
           Sr. Notes
           9.75% due 8/01/07................        175         105,000
          IPCS, Inc.
           Sr. Disc. Notes
           14.00% due 7/15/10(2)............      1,400          70,000
          Marconi Corp., PLC
           Guaranteed Sr. Notes
           7.75% due 9/15/10................        575          66,125
          MJD Communications, Inc.
           Sr. Sub. Notes,
           Series B
           9.50% due 5/01/08................        500         275,000

                                             Principal
                                               Amount       Value
          Security Description             (in thousands)  (Note 3)
-------------------------------------------------------------------
Telecommunications (continued)
 Nextel Communications, Inc. Sr. Disc.
   Notes 9.75% due 10/31/07(2)............     $  750     $  585,000
 Nextel Communications, Inc.
   Sr. Disc. Notes 9.75% due 2/15/08(2)...      1,500      1,125,000
 Nextel Communications, Inc.
   Sr. Notes 9.38% due 11/15/09...........      1,325      1,010,312
 Northern Telecom, Ltd. Notes 6.00% due
   9/01/03................................        850        561,000
 Panamsat Corp. Notes 6.38% due 1/15/08...        875        793,730
 Pegasus Satellite Communications,
   Inc. Sr. Sub. Disc. Notes 13.50% due
   3/01/07(2).............................        900        225,000
 Pegasus Satellite Communications,
   Inc. Sr. Notes 12.38% due 8/01/06(2)...      1,250        562,500
 Qwest Corp. Notes 8.88% due 3/15/12*.....      2,350      1,995,761
 Rogers Wireless, Inc. Sr. Secured
   Notes 9.63% due 5/01/11................        725        514,750
 TELUS Corp. Notes 7.50% due 6/01/07......      2,300      1,794,000
 Tritel PCS, Inc. Guaranteed Sr. Sub.
   Notes 10.38% due 1/15/11...............         71         63,190
 Triton PCS, Inc. Guaranteed Sr. Sub.
   Notes 9.38% due 2/01/11................         55         37,400
 Triton PCS, Inc. Guaranteed Sr. Sub.
   Notes 11.00% due 5/01/08(2)............        800        524,000
 United States West Communications,
   Inc. Notes 6.13% due 11/15/05..........        150        131,093
 United States West Communications,
   Inc. Notes 6.63% due 9/15/05...........        425        361,250
 United States West
   Communications, Inc. Debentures 6.88%
   due 9/15/33............................        525        351,067

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================


                                                Principal
                                                  Amount        Value
            Security Description              (in thousands)   (Note 3)
------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Telecommunications (continued)
 United States West
   Communications, Inc. Debentures 7.20% due
   11/10/26..................................     $   25     $     17,479
 United States West
   Communications, Inc. Debentures 7.25% due
   10/15/35..................................         50           33,438
 United States West
   Communications, Inc. Debentures 7.50% due
   6/15/23...................................        100           70,104
 US Unwired, Inc., Series B Guaranteed Sr.
   Sub. Disc. Notes, Series B 13.38% due
   11/01/09(2)...............................      1,250          150,000
                                                             ------------
                                                               13,749,324
                                                             ------------
Transportation -- 0.2%
 Petroleum Helicopters, Inc. Guaranteed Sr.
   Notes 9.38% due 5/01/09...................        275          283,938
                                                             ------------
Utilities -- 1.7%
 AES Drax Energy, Ltd. Guaranteed Sr.
   Secured Notes, Series B 11.50% due
   8/30/10(8)................................      2,860          457,600
 Calpine Corp. Sr. Notes 7.75% due 4/15/09...        200           75,000
 Calpine Corp. Sr. Notes 8.50% due 2/15/11...      1,500          615,000
 Calpine Corp. Sr. Notes 8.75% due 7/15/07...        700          290,500
 Edison Mission Energy Sr. Notes 10.00% due
   8/15/08...................................      1,400          644,000
 Mirant Americas Generation, LLC Sr.
   Notes 8.30% due 5/01/11...................      1,000          510,000
 Tiverton/Rumford Power
   Assoc., Ltd. Guaranteed Notes 9.00%
   due 7/15/18*..............................         50           34,500
                                                             ------------
                                                                2,626,600
                                                             ------------
Total Bonds & Notes
   (cost $163,038,571).......................                 140,612,526
                                                             ------------

                                                 Principal
                                                   Amount
                                              (in thousands)**   Value
            Security Description                  /Shares       (Note 3)
------------------------------------------------------------------------
FOREIGN BONDS & NOTES -- 2.0%
Business Services -- 0.1%
 Iron Mountain, Inc. Guaranteed Sr.
   Notes 8.13% due 5/15/08...................     $    100     $   99,500
                                                               ----------
Forest Products -- 0.3%
 Norske Skog Canada, Ltd. Guaranteed Sr.
   Notes 8.63% due 6/15/11*..................          500        480,000
                                                               ----------
Insurance -- 0.6%
 Fairfax Financial Holdings,
   Ltd. Notes 6.88% due 4/15/08..............          600        366,000
 Fairfax Financial Holdings,
   Ltd. Notes 7.38% due 3/15/06..............          900        639,000
                                                               ----------
                                                                1,005,000
                                                               ----------
Leisure & Tourism -- 0.3%
 Dunlop Standard Aerospace Holdings, PLC Sr.
   Sub. Notes 11.88% due 5/15/09.............          470        477,050
                                                               ----------
Metals & Mining -- 0.6%
 International Utility Structures, Inc. Sr.
   Sub. Notes 10.75% due 2/01/08(3)..........        2,150        999,750
                                                               ----------
Utilities -- 0.1%
 Calpine Canada Energy Finance, ULC
   Guaranteed Sr. Notes 8.50% due 5/01/08....          225         92,250
                                                               ----------
Total Foreign Bonds & Notes
   (cost $4,574,952).........................                   3,153,550
                                                               ----------
COMMON STOCK -- 0.4%
Energy Sources -- 0.0%
 Tribo Petroleum Corp.(3)....................        1,800             18
                                                               ----------
Financial Services -- 0.0%
 Ono Finance PLC*............................          500              5
                                                               ----------
Leisure & Tourism -- 0.0%
 Capital Gaming International, Inc.+(3)......          241              0
                                                               ----------
Machinery -- 0.1%
 Manitowoc Co., Inc..........................        1,731         47,343
                                                               ----------
Metals & Mining -- 0.3%
 Metal Management, Inc.+.....................      137,510        501,911
                                                               ----------

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================


                                              Shares/     Value
            Security Description              Warrants   (Note 3)
------------------------------------------------------------------
COMMON STOCK (continued)
Telecommunications -- 0.0%
 International Wireless Communications
   Holdings, Inc.+(3)........................ 157,119  $     15,712
                                                       ------------
Total Common Stock
   (cost $2,661,737).........................               564,989
                                                       ------------
PREFERRED STOCK -- 1.8%
Apparel & Textiles -- 0.0%
 Anvil Holdings, Inc. 13.00%.................       0             6
                                                       ------------
Broadcasting & Media -- 0.8%
 CSC Holdings, Inc. 11.13%...................  18,000     1,179,000
                                                       ------------
Financial Services -- 0.3%
 Sinclair Broadcast Group, Inc.  11.63%......   4,150       433,675
                                                       ------------
Real Estate Investment Trusts -- 0.4%
 Sovereign Real Estate Investor Trust 12.00%.     600       648,000
                                                       ------------
Telecommunications -- 0.3%
 Broadwing Communications, Inc.(1)...........   2,250       230,625
 Nextel Communications, Inc., Series E(6)
   11.13%....................................     481       288,600
                                                       ------------
                                                            519,225
                                                       ------------
Total Preferred Stock
   (cost $4,502,248).........................             2,779,906
                                                       ------------
WARRANTS -- 0.0%
Broadcasting & Media -- 0.0%
 Knology Holdings, Inc.+(3)..................   4,500            45
 UIH Australia Pacific, Inc.+(3).............   1,000            10
 XM Satellite Radio, Inc.+...................   1,000         2,000
                                                       ------------
                                                              2,055
                                                       ------------
Energy Services -- 0.0%
 Key Energy Services, Inc.+..................   1,900        82,650
                                                       ------------
Telecommunications -- 0.0%
 GT Group Telecom, Inc.+(3)..................   2,650            27
 KMC Telecom Holdings, Inc.+*(3).............   3,650             0
 Leap Wireless International, Inc.+*.........   2,250           562
 Leap Wireless International, Inc.+*.........   1,950           488
 Occidente Y Caribe+*(3).....................   7,750            77
                                                       ------------
                                                              1,154
                                                       ------------
Total Warrants
   (cost $432,562)...........................                85,859
                                                       ------------
Total Investment Securities -- 93.7%
   (cost $175,210,070).......................           147,196,830
                                                       ------------

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%
 State Street Bank & Trust Co. Joint Repurchase
   Agreement Account (Note 3)
   (cost $7,993,000)..............................     $7,993     $  7,993,000
                                                                  ------------
TOTAL INVESTMENTS --
   (cost $183,203,070#)...........................       98.8%     155,189,830
BONDS & NOTES -- Short Position -- (0.3)%
Food, Beverage & Tobacco
 Roundy's, Inc. (proceeds $442,125) Sr. Sub.
   Notes 8.88% due 6/15/12*.......................       (450)        (436,500)
                                                                  ------------
Total Investments and short position..............       98.5      154,753,330
                                                                  ------------
Other assets less liabilities.....................        1.5        2,371,814
                                                       ------     ------------
NET ASSETS --                                           100.0%    $157,125,144
                                                       ======     ============

--------
 * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
** In United States dollars unless otherwise indicated.
 + Non-income producing securities.
 # See Note 6
(1) Security in default.
(2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(3) Fair valued security -- See Note 3.
(4) Variable rate security -- the rate reflected as of September 30, 2002; maturity date reflects next reset date.
(5) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(6) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(7)Security represents collateral for short sale.
(8)Subsequent to 9/30/02, security is in default.

Allocation of investment by country as a percentage of net assets as of September 30, 2002.

United States  95.2%
Canada          2.6
United Kingdom  0.3
Cayman Island   0.3
Canada          0.1
Colombia        0.0
               ----
               98.5%
               ====

See Notes to Financial Statements.

      SunAmerica Tax Exempt Insured Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited)
=====================================

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
MUNICIPAL BONDS -- 90.1%
Alaska -- 0.7%
 Anchorage, Alaska Correctional Facility
   Lease Revenue, 5.88% due 2/01/13+.........     $  615     $  713,062
                                                             ----------
Arizona -- 5.6%
 Arizona State Certificate Participation,
   Series B, 5.00% due 9/01/08+..............      5,220      5,859,189
                                                             ----------
California -- 9.1%
 California Housing Finance Agency Revenue,
   Home Mtg., Series H, 6.15% due 8/01/16+...      1,000      1,069,100
 California State Department Water
   Resources, Valley Project Revenue, Series
   X, 5.50% due 12/01/17+....................      2,500      2,967,150
 Los Angeles, California Water & Power
   Revenue, Series A-A-1, 5.25% due 7/01/18+.      5,000      5,528,550
                                                             ----------
                                                              9,564,800
                                                             ----------
Colorado -- 3.4%
 El Paso County, Colorado, Single Family Mtg
   Revenue, zero coupon due 9/01/15(1).......      2,000      1,184,300
 Highlands Ranch Metropolitan District No.
   2, General Obligation, 6.50% due 6/15/09+.      1,960      2,377,656
                                                             ----------
                                                              3,561,956
                                                             ----------
District of Columbia -- 0.0%
 District of Columbia, Prerefunded, General
   Obligation, Series B, 5.50% due 6/01/09+..         45         52,039
                                                             ----------
Florida -- 5.2%
 Lee County, Florida, Airport Revenue,
   Series A, 5.75% due 10/01/22+.............      5,000      5,476,300
                                                             ----------
Georgia -- 0.2%
 Georgia Municipal Electric Authority, Power
   Revenue, Series Y, 6.40% due 1/01/09+.....         60         71,989
 Georgia Municipal Electric Authority, Power
   Revenue, Prerefunded, Series Y, 6.40% due
   1/01/13+..................................         85        105,566
                                                             ----------
                                                                177,555
                                                             ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
Illinois -- 9.7%
 Cook & Du Page Counties, Illinois High
   School District No. 210, General
   Obligation, zero coupon due 12/01/12(1)+..     $1,600     $ 1,091,632
 Illinois Health Facilities Authority
   Revenue, Lutheran General Health
   Systems, Series C, 7.00% due 4/01/08+.....      3,400       3,978,102
 Illinois State, Sales Tax Revenue, Second
   Series, 5.75% due 6/15/19+................      4,250       5,120,910
                                                             -----------
                                                              10,190,644
                                                             -----------
Kentucky -- 3.8%
 Louisville & Jefferson Counties, Kentucky
   Regional Airport
   Authority, Airport System Revenue, Series
   A, 6.50% due 7/01/17......................      3,500       4,038,440
                                                             -----------
Maine -- 0.0%
 Maine State Housing Authority, Mtg.
   Purchase Revenue, Series A-4, 6.38% due
   11/15/12..................................         25          25,503
                                                             -----------
Massachusetts -- 0.9%
 Massachusetts State Housing Finance Agency,
   Insured Rental, Series A, 6.60% due
   7/01/14+..................................        875         922,670
                                                             -----------
Michigan -- 2.9%
 Michigan Municipal Bond Authority, Revenue
   Capital Appreciation, Local Government
   Loan, zero coupon due 5/01/17(1)+.........      2,875       1,525,130
 Michigan Municipal Bond Authority, Revenue
   Capital Appreciation, Local Government
   Loan, zero coupon due 5/01/16(1)+.........      2,735       1,535,593
                                                             -----------
                                                               3,060,723
                                                             -----------

 --


      SunAmerica Tax Exempt Insured Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
        ---------------------------------------------------------------
        MUNICIPAL BONDS (continued)
        Missouri -- 5.7%
          Sikeston, Missouri, Electric
           Revenue, Refunding,
           6.20% due 6/01/10+................     $5,000     $ 6,028,150
                                                             -----------
        New Mexico -- 0.1%
          New Mexico Mtg. Finance Authority,
           Single Family Mtg., Series C,
           8.63% due 7/01/17+................         55          54,999
                                                             -----------
        New York -- 11.8%
          New York City, New York
           Transitional Finance Authority
           Revenue, Future Tax
           Secured, Series A,
           5.38% due 11/15/21................      5,000       5,409,350
          New York State Authority,
           Highway & Bridge Trust Fund,
           Series C,
           5.25% due 4/01/10+................      5,000       5,675,550
          New York State Mtg. Agency
           Revenue, Series 40-A,
           6.35% due 4/01/21.................         45          46,731
          Niagara Falls, New York, Public
           Improvement, General Obligation,
           7.50% due 3/01/14+................        555         753,496
          Niagara Falls, New York, Public
           Improvement, General Obligation,
           7.50% due 3/01/13+................        445         596,304
                                                             -----------
                                                              12,481,431
                                                             -----------
        North Dakota -- 0.7%
          North Dakota State Water
           Commission Revenue, Water
           Development & Management
           Program, Series A,
           6.00% due 8/01/12+................        640         750,765
                                                             -----------
        Ohio -- 2.1%
          Summit County, Ohio, General
           Obligation, Series R,
           5.50% due 12/01/19+...............        765         898,164
          Woodridge, Ohio Local School
           District, General Obligation,
           6.80% due 12/01/14+...............      1,000       1,309,280
                                                             -----------
                                                               2,207,444
                                                             -----------
        Oklahoma -- 0.2%
          Oklahoma Development Finance
           Authority, Public Service of
           Oklahoma Project, Refunding,
           4.88% due 6/01/04.................        250         259,220
                                                             -----------

                                                Principal
                                                  Amount       Value
               Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       Pennsylvania -- 3.3%
         Delaware Valley, Pennsylvania
          Regional Finance Authority,
          Local Government Revenue,
          5.75% due 7/01/32..................     $2,500     $ 2,932,875
         Philadelphia, Pennsylvania Water &
          Wastewater Revenue,
          6.25% due 8/01/12+.................        450         555,795
                                                             -----------
                                                               3,488,670
                                                             -----------
       Puerto Rico -- 5.6%
         Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue,
          Series E,
          5.50% due 7/01/21+.................      5,000       5,895,600
                                                             -----------
       South Dakota -- 2.4%
         South Dakota State Health &
          Educational Facilities
          Authority Revenue,
          McKennan Hospital,
          6.25% due 7/01/10+.................      2,120       2,519,217
                                                             -----------
       Texas -- 11.4%
         Carroll, Texas Independent School
          District, General Obligation,
          6.38% due 2/15/21+.................        730         923,282
         Harris County, Texas Hospital
          District, Mtg. Revenue,
          7.40% due 2/15/10+.................      1,450       1,724,297
         Houston, Texas Airport Systems
          Revenue, Sub Lien, Series A,
          5.63% due 7/01/19+.................      3,810       4,162,120
         Kerrville, Texas Independent School
          District, General Obligation,
          6.00% due 8/15/13+.................        200         236,430
         Lower Colorado River Authority,
          Texas Revenue, Refunding,
          5.25% due 1/01/15..................        200         229,652
         San Antonio, Texas, Hotel
          Occupancy Revenue, Henry B.
          Gonzalez Project,
          zero coupon due 8/15/17(1)+........      2,700       1,385,856
         Texas State Veterans Housing
          Assistance, General Obligation,
          6.80% due 12/01/23.................         65          66,963
         Williamson County, Texas Road,
          General Obligation,
          5.50% due 2/15/19+.................      3,000       3,329,910
                                                             -----------
                                                              12,058,510
                                                             -----------

      SunAmerica Tax Exempt Insured Fund
      PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (unaudited) (continued)
=====================================

                                                 Principal
                                                   Amount       Value
            Security Description               (in thousands)  (Note 3)
-----------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Washington -- 5.3%
 King & Snohomish Counties, Washington
   School District No. 417, General
   Obligation, 5.50% due 12/01/18+............    $ 5,000     $ 5,610,900
                                                              -----------
Wisconsin -- 0.0%
 Wisconsin Housing & Economic Development
   Authority, Home Ownership Revenue, Series
   D, 6.10% due 7/01/24+......................         20          20,083
                                                              -----------
Total Municipal Bonds
   (cost $85,895,636).........................                 95,017,870
                                                              -----------
Registered Investment Companies -- 0.0%
   SSgA Municipal
   Money Market Fund..........................     30,188          30,188
                                                              -----------
Total Investment Securities -- 90.1%
   (cost $85,925,824).........................                 95,048,058
                                                              -----------
SHORT-TERM INVESTMENTS --  10.1%
Arizona -- 0.2%
 Maricopa County, Arizona Industrial
   Development Authority Revenue, JIA Corp.
   Project, 1.85% due 10/03/02(2).............        200         200,000
                                                              -----------
Colorado -- 4.4%
 Colorado Health Facilities Authority
   Revenue, Health Facilities, Skyline
   Project B, 1.70% due 10/02/02(2)...........        800         800,000
 Palomino Park, Colorado Public
   Improvements, Lien Revenue, Special
   Assessment, 1.80% due 10/02/02(2)..........      3,900       3,900,000
                                                              -----------
                                                                4,700,000
                                                              -----------
Illinois -- 0.5%
 Sauget, Illinois Pollution Control Revenue,
   Monsanto Co. Project, 1.80% due
   10/02/02(2)................................        500         500,000
                                                              -----------
Louisiana -- 0.5%
 East Baton Rouge Parish, Louisiana
   Pollution Control Revenue, Exxon
   Project, 1.20% due 10/01/02(2).............        500         500,000
                                                              -----------

                                              Principal Amount
                                               (in thousands)     Value
            Security Description                   Shares        (Note 3)
---------------------------------------------------------------------------
Pennsylvania -- 4.3%
 Chester County, Pennsylvania Health &
   Education Facilities Authority Revenue,
   Barclay Friends Project, Series B, 1.70%
   due 10/02/02(2)...........................       4,550         4,550,000
                                                               ------------
Texas -- 0.2%
 Brazos, Texas Harbor Industrial Development
   Corp., Marine Term Revenue, Monsanto Co.
   Project, 1.80% due 10/02/02(2)............      $  200      $    200,000
                                                               ------------
Total Short-Term Investments
   (cost $10,650,000)........................                    10,650,000
                                                               ------------
TOTAL INVESTMENTS --
   (cost $96,575,824#).......................       100.2%      105,698,058
Liabilities in excess of other assets........        (0.2)         (184,943)
                                                   ------      ------------
NET ASSETS --                                       100.0%     $105,513,115
                                                   ======      ============

--------
#  See Note 6
+ All or part of this security is insured by the Government National Mortgage Association ("GNMA"), Financial Security Assurance ("FSA"), Financial Guaranteed Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or American Municipal Bond Assurance Corp. ("AMBAC") ($80,824,836 or 76.6% of Net Assets).
(1)Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(2)Variable rate security -- the rate reflected is as of September 30, 2002; maturity date reflects next reset date.

See Notes to Financial Statements.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited)
===========================================

Note 1. Organization

   SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of six different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds: SunAmerica Core Bond Fund, SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund (formerly, Diversified Income Fund), SunAmerica High Yield Bond Fund (formerly, High Income Fund) and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

   Core Bond Fund seeks a high level of current income consistent with relative safety of capital by the active trading of investment-grade fixed-income securities, or in securities issued or guaranteed by the U.S. Government and mortgage-backed or asset-backed securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in bonds.

   U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by the active trading of high credit quality issued or guaranteed by the U.S. government, or any agency or instrumentality thereof without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in such securities.

   GNMA Fund seeks current income, with capital appreciation as a secondary objective by the active trading of mortgage-backed securities of high credit quality issued or guaranteed by the Government National Mortgage Association
   (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in such securities.

   Strategic Bond Fund seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade bonds (which may include "junk bonds"), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in bonds.

   High Yield Bond Fund seeks a high level of total return by the active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody's and below BBB by S&P) without regard to the maturities of such securities. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Funds assets will be invested in such securities.

   Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital by investing, under normal market conditions, at least 80% of its assets in

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================

   municipal bonds, the income of which is exempt from federal income taxes, and that are insured as to the scheduled payment of principal and interest for as long as such bonds are held by the Fund, without regard to the maturities of such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 18 months of purchase.

   Class I, Class Z, and Class X are offered at net asset value per share. These classes are offered exclusively to participants in certain employee retirement plans and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each (other than Class I and Class Z) makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

   The SunAmerica Core Bond Fund, a newly created portfolio of the SunAmerica Income Funds, acquired all of the assets and liabilities of the North American Core Bond Fund. In conjunction with this reorganization, Class C was redesignated as Class II and Class II was redesignated as Class Z.

   The SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund") and the SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund"), respectively, acquired all of the assets and liabilities of the North American U.S. Government Securities Fund ("NA U.S. Government Securities Fund") and the North

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================

   American Municipal Bond Fund ("NA Municipal Bond Fund"), respectively. In conjunction with the reorganizations, the SA Funds are the surviving entities. All shares of the NA U.S. Government Securities Fund and the NA Municipal Bond Fund Class A, Class B, and Class C were exchanged, tax free, for U.S. Government Securities Fund and Tax Exempt Insured Fund Class A, Class B, and Class II shares, respectively.

   The North American Strategic Income Fund ("NA Strategic Income Fund") was reorganized into the SunAmerica Diversified Income Fund ("SA Diversified Income Fund") and renamed the SunAmerica Strategic Bond Fund ("Strategic Bond Fund"). The North American High Yield Bond Fund ("NA High Yield Bond Fund") was reorganized into the SunAmerica High Income Fund ("SA High Income Fund") and was renamed the SunAmerica High Yield Bond Fund ("High Yield Bond Fund"). However, based on accounting principles generally accepted in the United States of America, from a financial reporting standpoint, the NA Strategic Income Fund and the NA High Yield Bond Fund are the surviving entities in this reorganization. Not withstanding this financial accounting treatment, the SA Diversified Income Fund and the SA High Income Fund are the surviving entities for legal and tax reporting purposes. On November 16th, prior to the reorganization, the NA Strategic Income Fund and the NA High Yield Bond Fund declared a stock split and issued the following additional shares of stock for each share of stock owned:

                                  Class A Class B Class C* Class I Class II@
                                  ------- ------- -------- ------- ---------
   NA Strategic Income Fund...... 1.5526  1.5465   1.5436  1.5579   1.5482
   NA High Yield Bond Fund....... 0.7750  0.7735   0.7689  0.7749   0.7720

   -----
    * Class C was redesignated Class II
   @ Class II was redesignated Class Z

   The financial highlights included in these financial statements have been adjusted to reflect the stock split as if it had taken place as of the commencement of operations.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


   Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

Net assets of U.S. Government Securities Fund prior to merger.................... $208,965,218
Net assets of NA U.S. Government Securities Fund prior to merger.................   48,781,692
                                                                                  ------------
Aggregate net assets of U.S. Government Securities Fund following the acquisition $257,746,910
                                                                                  ------------
Unrealized depreciation in NA U.S. Government Securities Fund.................... $   (250,422)
Net assets of Tax Exempt Insured Fund prior to merger............................ $ 88,549,335
Net assets of NA Municipal Bond Fund prior to merger.............................   16,028,648
                                                                                  ------------
Aggregate net assets of Tax Exempt Insured Fund following the acquisition........ $104,577,983
                                                                                  ------------
Unrealized appreciation in NA Municipal Bond Fund................................ $    617,075
Net assets of NA Strategic Income Fund prior to merger........................... $ 31,973,607
Net assets of SA Diversified Income Fund prior to merger.........................   50,355,280
                                                                                  ------------
Aggregate net assets of Strategic Bond Fund following the acquisition............ $ 82,328,887
                                                                                  ------------
Unrealized depreciation in SA Diversified Income Fund............................ $ (8,463,371)
Net assets of NA High Yield Bond Fund prior to merger............................ $ 70,292,776
Net assets of SA High Income Fund prior to merger................................  142,643,362
                                                                                  ------------
Aggregate net assets of High Yield Bond Fund following the acquisition........... $212,936,138
                                                                                  ------------
Unrealized depreciation in SA High Income Fund................................... $(28,926,444)

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities

*


      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================

   price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of September 30, 2002 the U.S. Government Securities Fund, GNMA Fund, Strategic Bond, and High Yield Bond Fund had a 1.29%, 0.21%, 1.57%, and 5.51% undivided interest, respectively, which represented $1,873,000, $298,000, $2,270,000, and $7,993,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. In addition, the GNMA Fund had a 10.00% undivided interest which represented $15,000,000 in principal amount in a joint repurchase agreement with UBS Warburg LLC. As of such date, the repurchase agreements in the joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co. Repurchase Agreement, 1.80% dated 9/30/02 in the principal amount of $144,963,000, repurchase price $144,970,248 due 10/01/02, collateralized by $775,000 U.S. Treasury Bills 6.63% due 02/15/27, $49,160,000 U.S. Treasury Bills 1.62% due 12/26/02, $47,600,000 U.S.
   Treasury Notes 3.63% due 3/31/04 and $49,210,000 U.S. Treasury Bills 1.63% due 1/23/03, which together have an approximate market value of $147,878,123.

   UBS Warburg LLC Repurchase Agreement, 1.88% dated 9/30/02, in the principal amount of $150,000,000, repurchase price $150,007,833 due 10/01/02, collateralized by $50,000,000 U.S. Treasury Bonds 9.13% due 05/15/18, $50,000,000 U.S. Treasury Bonds 7.63% due 2/15/25, $6,178,000 U.S. Treasury
   Bonds 5.25% due 02/15/29 , which together have an approximate market value of $153,001,625.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


   Securities Transactions, Investment Income, Dividends and Distributions to
   Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, including adjustments for amortization of premiums and accretion of discounts, is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. For federal income tax purposes, the Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Core Bond Fund, Strategic Bond Fund and High Yield Bond Fund) except original issue discounts for which amortization is required for federal income tax purposes.

   Common expenses incurred by the Trust are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected. Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

   Investment Securities Loaned: During the period ended September 30, 2002, U.S. Government Securities Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


   At September 30, 2002 there were no loaned securities outstanding in the U.S. Government Securities Fund. For the period ended September 30, 2002, U.S. Government Securities Fund earned $73,049 of fee income, net of rebates, relating to security lending transactions.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Short Sales: The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================

   a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

   The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                     Management
                                                   Assets               Fees
                                         --------------------------- ----------
Core Bond Fund..........................           $0 - $200 million   0.600%
                                         (greater than) $200 million   0.525
                                         (greater than) $500 million   0.475
U.S. Government Securities Fund.........           $0 - $200 million   0.650
                                         (greater than) $200 million   0.620
                                         (greater than) $400 million   0.550
GNMA Fund...............................            $0 - $25 million   0.550
                                          (greater than) $25 million   0.500
                                          (greater than) $50 million   0.450
Strategic Bond Fund.....................           $0 - $350 million   0.650
                                         (greater than) $350 million   0.600
High Yield Bond Fund....................           $0 - $200 million   0.750
                                         (greater than) $200 million   0.720
                                         (greater than) $400 million   0.550
Tax Exempt Insured Fund.................           $0 - $350 million   0.500
                                         (greater than) $350 million   0.450

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


   The Core Bond Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund are subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with SAAMCo. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. AIGGIC receives the following fees from SAAMCo., based upon each Fund's average daily net assets:

                                              Sub-advisory Fees
              -                -----------------------------------------------
                               Core Bond Strategic Bond High Yield  Tax Exempt
 Assets                          Fund         Fund      Bond Fund  Insured Fund
 ------                        --------- -------------- ---------- ------------
 $0 - $200 million............   0.25%        0.35%        0.45%       0.25%
    (greater than)$200 million   0.20         0.25         0.35        0.25
    (greater than)$500 million   0.15         0.20         0.30        0.25

   For the periods ended September 30, 2002, expenses were reimbursed to the Funds as follows:

                                              SAAMCO
                                              -------
Core Bond Class A............................ $ 1,380
Core Bond Class B............................   1,455
Core Bond Class II...........................     499
Core Bond Class I............................      --
Core Bond Class Z............................      --
U.S. Government Securities Fund Class A......  63,765
U.S. Government Securities Fund Class B......  16,517
U.S. Government Securities Fund Class II.....   5,292
GNMA Fund Class A............................  92,022
GNMA Fund Class B............................  72,394
GNMA Fund Class II...........................  34,891
GNMA Fund Class I............................     763
GNMA Fund Class X............................   6,880
Strategic Bond Class A.......................      --
Strategic Bond Class B.......................      --
Strategic Bond Class II......................      42
Strategic Bond Class I.......................   2,694
High Yield Bond Class A......................      --
High Yield Bond Class B......................      --
High Yield Bond Class II.....................     366
High Yield Bond Class I......................     104
High Yield Bond Class Z......................   1,180
Tax Exempt Insured Fund Class A..............      --
Tax Exempt Insured Fund Class B..............      --
Tax Exempt Insured Fund Class II.............     813

   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================

   investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for, include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended September 30, 2002, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

   In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

   SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class II shares. SACS has advised the Funds that for the period ended September 30, 2002, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class II redemptions were as follows:

                                                        Class A                    Class B
                                         -------------------------------------- --------------
                                                                                  Contingent
                                          Sales     Affiliated   Non-affiliated Deferred Sales
                                         Charges  Broker-dealers Broker-dealers    Charges
                                         -------- -------------- -------------- --------------
Core Bond Fund.......................... $ 20,914    $  5,726       $ 11,223       $  2,608
U.S. Government Securities..............  140,780      50,748         65,047         64,208
GNMA Fund...............................  983,637     426,278        386,037        312,075
Strategic Bond Fund.....................   37,578      12,334         19,044         50,542
High Yield Bond Fund....................   83,726      12,129         57,151        142,722
Tax Exempt Insured Fund.................   15,587       6,739          6,082         39,606

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


                                                        Class II                   Class II
                                         -------------------------------------- --------------
                                                                                  Contingent
                                          Sales     Affiliated   Non-affiliated Deferred Sales
                                         Charges  Broker-dealers Broker-dealers    Charges
                                         -------- -------------- -------------- --------------
Core Bond Fund.......................... $  4,708    $    594       $  4,114       $ 3,248
U.S. Government Securities..............   33,008      18,379         14,629        10,890
GNMA Fund...............................  307,556     103,276        204,280        24,432
Strategic Bond Fund.....................   15,663       3,025         12,638         5,334
High Yield Bond Fund....................   23,261       3,746         19,515        13,146
Tax Exempt Insured Fund.................    9,573       5,559          4,014         3,959

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the period ended September 30, 2002 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                            Payable At
                                               Expenses September 30, 2002
                                               -------- ------------------
     Core Bond Fund Class A................... $  6,029      $ 1,127
     Core Bond Fund Class B...................    4,642          932
     Core Bond Fund Class II..................    3,642          806
     Core Bond Fund Class I...................   23,067        3,649
     U. S. Government Securities Fund Class A.  215,005       39,029
     U. S. Government Securities Fund Class B.   51,009       10,283
     U. S. Government Securities Fund Class II   16,744        3,437
     GNMA Fund Class A........................  173,104       36,652
     GNMA Fund Class B........................  125,118       26,281
     GNMA Fund Class II.......................   61,199       14,942
     GNMA Fund Class I........................       44            7
     GNMA Fund Class X........................    1,194          329
     Strategic Bond Fund Class A..............   38,221        6,167
     Strategic Bond Fund Class B..............   28,950        4,599
     Strategic Bond Fund Class II.............   15,510        2,494
     Strategic Bond Fund Class I..............    3,167          519
     High Yield Bond Fund Class A.............   51,888        7,766
     High Yield Bond Fund Class B.............   64,028        9,098
     High Yield Bond Fund Class II............   21,263        3,220
     High Yield Bond Fund Class I.............       14            2
     Tax Exempt Insured Fund Class A..........   84,824       14,293
     Tax Exempt Insured Fund Class B..........   20,786        3,662
     Tax Exempt Insured Fund Class II.........    5,433        1,016

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================



   At September 30, 2002, American General Corp., an indirect wholly owned subsidiary of AIG, owned 100% of the outstanding shares of High Yield Bond Fund Class Z and Strategic Bond Fund Class I. VALIC, an indirect wholly owned subsidiary of AIG, owned 6%, 99%, and 13% of the outstanding shares of Core Bond Fund Class I, High Yield Bond Fund Class I and Tax Exempt Insured Class B, respectively. SAAMCo owned 69% and 9% of the outstanding shares of GNMA Fund Class I and Core Bond Class II Fund, respectively.

   On April 18, 2002, AIGGIC, the subadviser for the Strategic Bond Fund, reimbursed the Fund for $12,000 due to a violation of the investment restrictions prohibiting the Fund from investing in short sales. The $12,000 reimbursement increased the total return of each class of shares by less than 0.01%.

Note 5. Purchases and Sales of Investment Securities

   The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the period ended September 30, 2002 were as follows:

                                                  U.S. Government                                High      Tax Exempt
                                      Core Bond     Securities         GNMA       Strategic   Yield Bond    Insured
                                        Fund           Fund            Fund       Bond Fund      Fund         Fund
                                     ------------ --------------- -------------- ----------- ------------ ------------
Purchases (excluding U.S. government
 securities)........................ $207,244,901 $           --  $           -- $27,766,852 $137,753,754 $168,445,379
Sales (excluding U.S. government
 securities)........................  209,387,971             --              --  28,458,762  131,365,201  169,436,205
Purchases of U.S. government
 securities.........................  111,060,552  1,008,177,618   1,213,542,543     549,625           --           --
Sales of U.S. government securities.  101,457,457  1,068,996,359   1,086,926,963   3,272,765           --           --

Note 6. Federal Income Taxes

   Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                          U.S.
                            Core       Government                                             Tax Exempt
                            Bond       Securities       GNMA       Strategic    High Yield     Insured
                            Fund          Fund          Fund       Bond Fund    Bond Fund        Fund
                        ------------  ------------  ------------  -----------  ------------  -----------
Cost................... $309,503,087  $287,559,520  $517,793,300  $77,954,017  $183,306,751  $96,575,824
                        ============  ============  ============  ===========  ============  ===========
Appreciation........... $ 14,856,786  $ 11,564,812  $ 11,899,407  $ 4,544,902  $  2,708,746  $ 9,131,149
Depreciation...........   (1,975,415)   (1,346,895)      (99,651)  (8,654,716)  (30,839,864)      (8,915)
                        ------------  ------------  ------------  -----------  ------------  -----------
Unrealized appreciation
 (depreciation)--net... $ 12,881,371  $ 10,217,917  $ 11,799,756  $(4,109,814) $(28,131,118) $ 9,122,234
                        ============  ============  ============  ===========  ============  ===========

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


   At March 31, 2002, Core Bond Fund, U.S. Government Securities Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund had capital loss carry forwards of $8,967,240, $22,624,939, $50,971,865,
   $91,705,967 and $331,315 respectively, which were available to the extent provided in regulations and which will expire between 2003-2010. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

   Included in the capital loss carryover amounts at March 31, 2002 are the amounts of losses acquired from the following acquired Funds as a result of the reorganizations as discussed in Note 2:

North American U.S. Government Securities Fund $   997,836
North American Strategic Income Fund..........   9,372,684
North American High Yield Bond Fund...........  13,911,085
North American Municipal Bond Fund............          --

   As of March 31, 2002, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and High Yield Bond Fund had post October 31, 2001 capital loss deferrals of $943,971, $1,859,046, $4,734,366 and $25,423,531, respectively.
   Strategic Bond Fund had post October 31, 2001 currency loss deferrals of $478,517.

   Core Bond Fund and Tax Exempt Insured Fund utilized capital loss carry forwards of $1,214,584, and $2,222,346, respectively, to offset the Fund's net taxable gains realized and recognized in the year ended March 31, 2002.

   As a result of reorganizations into some of these portfolios during the period ended March 31, 2002, as discussed in Note 2, certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

   As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. As of March 31, 2002, the tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, and Fund mergers.

                                              Distributable Earnings            Tax Distributions
                                     ---------------------------------------  ---------------------
                                              Long-term Gains/   Unrealized               Long-term
                                     Ordinary   Capital Loss    Appreciation   Ordinary    Capital
                                      Income     Carryover     (Depreciation)   Income      Gains
                                     -------- ---------------- -------------- ----------- ---------
Core Bond Fund...................... $359,304    $ (8,967,240)  $ (6,460,809) $ 7,019,953   $ --
U.S. Government Securities Fund.....  175,495     (22,624,939)    (4,030,018)   9,407,575     --
GNMA Fund...........................   98,146              --     (3,494,098)  14,904,623     --
Strategic Bond Fund.................       --     (50,971,865)    (6,044,663)   2,674,012     --
High Yield Bond Fund................       --     (91,705,967)   (18,925,423)   8,135,328     --
Tax Exempt Insured Fund.............   28,619        (331,315)     2,686,042           --     --

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each series were as follows:

                                                                    Core Bond Fund
                                     ----------------------------------------------------------------------------
                                                                        Class A
                                     ----------------------------------------------------------------------------
                                                                  For the five month
                                     For the six months ended        period ended           For the year ended
                                        September 30, 2002          March 31, 2002           October 31, 2001
                                     ------------------------  ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount       Shares       Amount
                                     ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.........................    285,707  $  2,869,717     159,139  $  1,578,246     749,331  $  7,544,115
Reinvested shares...................     11,179       111,963       6,672        66,444      17,345       173,077
Shares redeemed.....................   (220,264)   (2,207,229)   (198,125)   (1,993,775)   (595,272)   (6,007,942)
                                     ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).............     76,622  $    774,451     (32,314) $   (349,085)    171,404  $  1,709,250
                                     ==========  ============  ==========  ============  ==========  ============

                                                                    Core Bond Fund
                                     ----------------------------------------------------------------------------
                                                                        Class B
                                     ----------------------------------------------------------------------------
                                                                  For the five month
                                     For the six months ended        period ended           For the year ended
                                        September 30, 2002          March 31, 2002           October 31, 2001
                                     ------------------------  ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount       Shares       Amount
                                     ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.........................    241,705  $  2,415,777      47,682  $    474,421     734,761  $  7,432,034
Reinvested shares...................      7,533        75,239       4,372        43,408      17,807       177,054
Shares redeemed.....................    (51,276)     (515,075)   (350,903)   (3,577,257)   (639,336)   (6,431,400)
                                     ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).............    197,962  $  1,975,941    (298,849) $ (3,059,428)    113,232  $  1,177,688
                                     ==========  ============  ==========  ============  ==========  ============

                                                                    Core Bond Fund
                                     ----------------------------------------------------------------------------
                                                                       Class II
                                     ----------------------------------------------------------------------------
                                                                  For the five month
                                     For the six months ended        period ended           For the year ended
                                        September 30, 2002          March 31, 2002           October 31, 2001
                                     ------------------------  ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount       Shares       Amount
                                     ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.........................    310,742  $  3,127,268      37,160  $    371,195     227,976  $  2,285,866
Reinvested shares...................      6,059        60,663       4,937        49,018      13,431       133,989
Shares redeemed.....................   (221,916)   (2,200,887)    (99,267)   (1,007,833)    (88,591)     (883,790)
                                     ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).............     94,885  $    987,044     (57,170) $   (587,620)    152,816  $  1,536,065
                                     ==========  ============  ==========  ============  ==========  ============

                                                                    Core Bond Fund
                                     ----------------------------------------------------------------------------
                                                                        Class I
                                     ----------------------------------------------------------------------------
                                                                  For the five month
                                     For the six months ended        period ended           For the year ended
                                        September 30, 2002          March 31, 2002           October 31, 2001
                                     ------------------------  ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount       Shares       Amount
                                     ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.........................    908,766  $  9,106,602   1,840,553  $ 18,500,416   1,645,817  $ 16,370,023
Reinvested shares...................     54,555       546,148      37,372       372,629     115,041     1,146,148
Shares redeemed..................... (1,211,505)  (12,156,431) (1,876,122)  (18,899,691) (1,628,390)  (16,244,781)
                                     ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).............   (248,184) $ (2,503,681)      1,803  $    (26,646)    132,468  $  1,271,390
                                     ==========  ============  ==========  ============  ==========  ============

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================

                                                        Core Bond Fund
                        ------------------------------------------------------------------------------
                                                            Class Z
                        ------------------------------------------------------------------------------
                                                      For the five month
                        For the six months ended         period ended            For the year ended
                           September 30, 2002           March 31, 2002            October 31, 2001
                        ------------------------  --------------------------  ------------------------
                          Shares       Amount        Shares        Amount       Shares       Amount
                        ----------  ------------  -----------  -------------  ----------  ------------
Shares sold............         --  $         --           12  $         125          --  $      1,524
Reinvested shares......    842,804     8,436,631      557,300      5,551,443   1,778,941    17,730,388
Shares redeemed........ (3,697,263)  (37,100,000)  (1,749,013)   (17,450,000) (3,451,705)  (34,500,081)
                        ----------  ------------  -----------  -------------  ----------  ------------
Net increase (decrease) (2,854,459) $(28,663,369)  (1,191,701) $ (11,898,432) (1,672,764) $(16,768,169)
                        ==========  ============  ===========  =============  ==========  ============

                                                             U.S. Government Securities Fund
                        --------------------------------------------------------------------------------------------------------
                                               Class A                                              Class B
                        ----------------------------------------------------  --------------------------------------------------
                        For the six months ended      For the year ended      For the six months ended     For the year ended
                           September 30, 2002           March 31, 2002           September 30, 2002          March 31, 2002
                        ------------------------  --------------------------  ------------------------  ------------------------
                          Shares       Amount        Shares        Amount       Shares       Amount       Shares       Amount
                        ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold............  7,618,785  $ 70,239,433   18,374,232  $ 163,973,908   2,704,671  $ 25,039,952   3,466,168  $ 31,156,726
Shares issued in merger         --            --    3,210,579     28,794,524          --            --   1,389,001    12,457,851
Reinvested shares......    346,817     3,191,313      595,884      5,316,756      74,988       691,840     102,716       916,184
Shares redeemed........ (6,450,280)  (58,899,752) (19,888,128)  (177,651,332) (1,007,622)   (9,261,115) (4,141,923)  (36,955,161)
                        ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase (decrease)  1,515,322  $ 14,530,994    2,292,567  $  20,433,856   1,772,037  $ 16,470,677     815,962  $  7,575,600
                        ==========  ============  ===========  =============  ==========  ============  ==========  ============
                                   U.S. Government Securities Fund
                        ----------------------------------------------------
                                              Class II
                        ----------------------------------------------------
                        For the six months ended      For the year ended
                           September 30, 2002           March 31, 2002
                        ------------------------  --------------------------
                          Shares       Amount        Shares        Amount
                        ----------  ------------  -----------  -------------
Shares sold............  1,132,833  $ 10,467,118    1,440,993  $  12,966,087
Shares issued in merger         --            --      839,135      7,529,317
Reinvested shares......     28,461       262,668       21,584        192,321
Shares redeemed........   (465,048)   (4,295,000)  (1,283,933)   (11,517,470)
                        ----------  ------------  -----------  -------------
Net increase (decrease)    696,246  $  6,434,786    1,017,779  $   9,170,255
                        ==========  ============  ===========  =============
                                                                        GNMA Fund
                        --------------------------------------------------------------------------------------------------------
                                               Class A                                              Class B
                        ----------------------------------------------------  --------------------------------------------------
                        For the six months ended      For the year ended      For the six months ended     For the year ended
                           September 30, 2002           March 31, 2002           September 30, 2002          March 31, 2002
                        ------------------------  --------------------------  ------------------------  ------------------------
                          Shares       Amount        Shares        Amount       Shares       Amount       Shares       Amount
                        ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold............ 10,990,371  $122,972,047    8,545,476  $  95,419,999   7,032,569  $ 79,104,025   6,815,232  $ 76,326,122
Reinvested shares......    259,768     2,906,711      581,174      6,348,558     143,367     1,607,795     311,586     3,400,832
Shares redeemed........ (3,411,843)  (38,017,898)  (4,618,399)   (51,371,321) (1,930,199)  (21,556,751) (2,220,572)  (24,613,747)
                        ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase (decrease)  7,838,296  $ 87,860,860    4,508,251  $  50,397,236   5,245,737  $ 59,155,069   4,906,246  $ 55,113,207
                        ==========  ============  ===========  =============  ==========  ============  ==========  ============

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================

                                                              GNMA Fund
                -----------------------------------------------------------------------------------------------------
                                     Class II                                            Class I
                --------------------------------------------------  -------------------------------------------------
                For the six months ended     For the year ended     For the six months ended    For the year ended
                   September 30, 2002          March 31, 2002          September 30, 2002         March 31, 2002
                ------------------------  ------------------------  -----------------------  ------------------------
                  Shares       Amount       Shares       Amount       Shares       Amount      Shares       Amount
                ----------  ------------  ----------  ------------  ----------  -----------  ----------  ------------
Shares sold....  5,798,927  $ 65,444,896   3,311,960  $ 37,086,454         235  $     2,641   1,076,582  $ 12,132,064
Reinvested
 shares........     76,836       864,141     151,459     1,656,922          82          909         103         1,109
Shares redeemed (1,088,255)  (12,258,102) (1,530,800)  (17,014,748)     (1,585)     (17,193) (1,071,955)  (12,005,903)
                ----------  ------------  ----------  ------------  ----------  -----------  ----------  ------------
Net increase
 (decrease)....  4,787,508  $ 54,050,935   1,932,619  $ 21,728,628      (1,268) $   (13,643)      4,730  $    127,270
                ==========  ============  ==========  ============  ==========  ===========  ==========  ============
                                     GNMA Fund
                --------------------------------------------------
                                      Class X
                --------------------------------------------------
                For the six months ended     For the year ended
                   September 30, 2002          March 31, 2002
                ------------------------  ------------------------
                  Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------
Shares sold....    158,457  $  1,764,189       9,794  $    105,768
Reinvested
 shares........      2,057        23,239          --            --
Shares redeemed       (913)      (10,310)         --            --
                ----------  ------------  ----------  ------------
Net increase
 (decrease)....    159,601  $  1,777,118       9,794  $    105,768
                ==========  ============  ==========  ============

                                            Strategic Bond Fund
                ---------------------------------------------------------------------------
                                                  Class A
                ---------------------------------------------------------------------------
                                             For the five month
                For the six months ended        period ended           For the year ended
                   September 30, 2002          March 31, 2002           October 31, 2001
                ------------------------  ------------------------  -----------------------
                  Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  -----------
Shares sold....  2,515,594  $  7,408,401   1,199,263  $  3,646,227     575,829  $ 4,550,331
Shares issued
 in stock split         --            --   1,702,845            --          --           --
Shares issued
 in merger.....         --            --   9,213,398    28,079,636          --           --
Reinvested
 shares........    233,417       687,552     195,414       614,205      53,879      425,950
Shares redeemed (2,769,195)   (8,129,568) (1,619,136)   (4,910,113)   (344,069)  (2,739,615)
                ----------  ------------  ----------  ------------  ----------  -----------
Net increase
 (decrease)....    (20,184) $    (33,615) 10,691,784  $ 27,429,955     285,639  $ 2,236,666
                ==========  ============  ==========  ============  ==========  ===========

                                            Strategic Bond Fund
                ---------------------------------------------------------------------------
                                                  Class B
                ---------------------------------------------------------------------------
                                             For the five month
                For the six months ended        period ended           For the year ended
                   September 30, 2002          March 31, 2002           October 31, 2001
                ------------------------  ------------------------  -----------------------
                  Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  -----------
Shares sold....  1,585,888  $  4,666,158   1,624,247  $  6,867,672     370,225  $ 2,919,192
Shares issued
 in stock split         --            --   2,097,288            --          --           --
Shares issued
 in merger.....         --            --   5,906,365    18,032,820          --           --
Reinvested
 shares........    141,528       416,888     142,520       461,809      93,959      744,405
Shares redeemed (1,906,072)   (5,596,144) (2,092,735)   (8,030,868) (1,073,750)  (8,487,543)
                ----------  ------------  ----------  ------------  ----------  -----------
Net increase
 (decrease)....   (178,656) $   (513,098)  7,677,685  $ 17,331,433    (609,566) $(4,823,946)
                ==========  ============  ==========  ============  ==========  ===========

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


                                                           Strategic Bond Fund
                                -------------------------------------------------------------------------
                                                                 Class II
                                -------------------------------------------------------------------------
                                                             For the five month
                                For the six months ended        period ended          For the year ended
                                   September 30, 2002          March 31, 2002          October 31, 2001
                                ------------------------  ------------------------  ---------------------
                                  Shares       Amount       Shares       Amount      Shares      Amount
                                ----------  ------------  ----------  ------------  --------  -----------
Shares sold....................  1,303,269  $  3,869,766     761,220  $  2,325,213   292,025  $ 2,296,419
Shares issued in stock split...         --            --   1,997,978            --        --           --
Shares issued in merger........         --            --   1,388,393     4,242,824        --           --
Reinvested shares..............     84,529       249,749      82,952       279,031    82,455      652,508
Shares redeemed................ (1,393,444)   (4,142,478)   (965,053)   (3,811,879) (531,495)  (4,211,108)
                                ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease)........     (5,646) $    (22,963)  3,265,490  $  3,035,189  (157,015) $(1,262,181)
                                ==========  ============  ==========  ============  ========  ===========

                                                           Strategic Bond Fund
                                -------------------------------------------------------------------------
                                                                 Class I
                                -------------------------------------------------------------------------
                                                             For the five month
                                For the six months ended        period ended          For the year ended
                                   September 30, 2002          March 31, 2002          October 31, 2001
                                ------------------------  ------------------------  ---------------------
                                  Shares       Amount       Shares       Amount      Shares      Amount
                                ----------  ------------  ----------  ------------  --------  -----------
Shares sold....................         --  $         --          42  $        126        --  $        --
Shares issued in stock split...         --            --     566,797            --        --           --
Reinvested shares..............     33,695        99,274      28,783       101,318    31,782      246,961
Shares redeemed................         --            --          --            --        --           --
                                ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease)........     33,695  $     99,274     595,622  $    101,444    31,782  $   246,961
                                ==========  ============  ==========  ============  ========  ===========

                                                           High Yield Bond Fund
                                -------------------------------------------------------------------------
                                                                 Class A
                                -------------------------------------------------------------------------
                                                             For the five month
                                For the six months ended        period ended          For the year ended
                                   September 30, 2002          March 31, 2002          October 31, 2001
                                ------------------------  ------------------------  ---------------------
                                  Shares       Amount       Shares       Amount      Shares      Amount
                                ----------  ------------  ----------  ------------  --------  -----------
Shares sold....................  3,826,397  $ 13,843,238   6,151,577  $ 25,748,110    75,688  $   615,809
Shares issued in stock split...         --            --      74,626            --        --           --
Shares issued in merger........         --            --  13,795,598    58,977,931        --           --
Reinvested shares..............    352,655     1,337,090     236,988       996,188     3,859       30,621
Shares redeemed................ (8,095,412)  (30,541,126) (6,038,181)  (25,471,809)  (17,385)    (137,778)
                                ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease)........ (3,916,360) $(15,360,798) 14,220,608  $ 60,250,420    62,162  $   508,652
                                ==========  ============  ==========  ============  ========  ===========

                                                           High Yield Bond Fund
                                -------------------------------------------------------------------------
                                                                 Class B
                                -------------------------------------------------------------------------
                                                             For the five month
                                For the six months ended        period ended          For the year ended
                                   September 30, 2002          March 31, 2002          October 31, 2001
                                ------------------------  ------------------------  ---------------------
                                  Shares       Amount       Shares       Amount      Shares      Amount
                                ----------  ------------  ----------  ------------  --------  -----------
Shares sold....................  1,822,667  $  6,797,985   2,685,602  $ 11,283,879   483,298  $ 3,962,040
Shares issued in stock split...         --            --     299,784            --        --           --
Shares issued in merger........         --            --  15,451,344    66,140,420        --           --
Reinvested shares..............    300,885     1,138,412     220,032       930,260    16,013      127,606
Shares redeemed................ (4,134,647)  (15,702,007) (2,685,342)  (11,248,536) (300,089)  (2,435,260)
                                ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease)........ (2,011,095) $ (7,765,610) 15,971,420  $ 67,106,023   199,222  $ 1,654,386
                                ==========  ============  ==========  ============  ========  ===========

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


                                                         High Yield Bond Fund
                                ----------------------------------------------------------------------
                                                               Class II
                                ----------------------------------------------------------------------
                                                           For the five month
                                For the six months ended      period ended         For the year ended
                                   September 30, 2002        March 31, 2002         October 31, 2001
                                -----------------------  ----------------------  ---------------------
                                  Shares      Amount       Shares      Amount     Shares      Amount
                                ----------  -----------  ---------  -----------  --------  -----------
Shares sold....................  1,491,703  $ 5,723,479  1,122,671  $ 4,781,949   312,156  $ 2,519,905
Shares issued in stock split...         --           --    198,849           --        --           --
Shares issued in merger........         --           --  4,083,549   17,525,011        --           --
Reinvested shares..............    123,538      464,716     74,632      318,272    12,371       97,788
Shares redeemed................ (1,617,709)  (6,112,802)  (794,944)  (3,495,826)  (86,966)    (694,931)
                                ----------  -----------  ---------  -----------  --------  -----------
Net increase (decrease)........     (2,468) $    75,393  4,684,757  $19,129,406   237,561  $ 1,922,762
                                ==========  ===========  =========  ===========  ========  ===========

                                                         High Yield Bond Fund
                                ----------------------------------------------------------------------
                                                                Class I
                                ----------------------------------------------------------------------
                                                           For the five month
                                For the six months ended      period ended         For the year ended
                                   September 30, 2002        March 31, 2002         October 31, 2001
                                -----------------------  ----------------------  ---------------------
                                  Shares      Amount       Shares      Amount     Shares      Amount
                                ----------  -----------  ---------  -----------  --------  -----------
Shares sold....................         --  $        --     15,345  $   115,390   565,132  $ 4,507,963
Shares issued in stock split...         --           --    243,589           --        --           --
Reinvested shares..............        179          673      2,757       19,582    25,215      200,970
Shares redeemed................         --           --   (664,119)  (3,211,820) (186,180)  (1,472,683)
                                ----------  -----------  ---------  -----------  --------  -----------
Net increase (decrease)........        179  $       673   (402,428) $(3,076,848)  404,167  $ 3,236,250
                                ==========  ===========  =========  ===========  ========  ===========

                                                         High Yield Bond Fund
                                ----------------------------------------------------------------------
                                                                Class Z
                                ----------------------------------------------------------------------
                                                           For the five month
                                For the six months ended      period ended         For the year ended
                                   September 30, 2002        March 31, 2002         October 31, 2001
                                -----------------------  ----------------------  ---------------------
                                  Shares       Amount      Shares      Amount     Shares      Amount
                                ----------  -----------  ---------  -----------  --------  -----------
Shares sold....................             $                   15  $        50        --  $        --
Shares issued in stock split...         --           --  6,346,098           --        --           --
Reinvested shares..............    848,097    3,181,411    570,809    2,675,791   821,161    6,448,641
Shares redeemed................         --           --         --           --        (9)         (67)
                                ----------  -----------  ---------  -----------  --------  -----------
Net increase (decrease)........    848,097  $ 3,181,411  6,916,922  $ 2,675,841   821,152  $ 6,448,574
                                ==========  ===========  =========  ===========  ========  ===========

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (unaudited) (continued)
===========================================


                                     Tax Exempt Insured Fund                          Tax Exempt Insured Fund
                        ------------------------------------------------   ----------------------------------------------
                                             Class A                                          Class B
                        ------------------------------------------------   ----------------------------------------------
                        For the six months ended    For the year ended     For the six months ended   For the year ended
                          September 30, 2002          March 31, 2002         September 30, 2002         March 31, 2002
                        ----------------------   ------------------------  -----------------------  ---------------------
                         Shares       Amount       Shares       Amount      Shares       Amount      Shares      Amount
                        --------   ------------  ----------  ------------  --------   -----------   --------  -----------
Shares sold............  691,009   $  9,162,197     751,506  $  9,751,622   299,278   $ 3,961,826    298,876  $ 3,888,405
Shares issued in merger       --             --     624,503     8,210,614        --            --    436,304    5,738,475
Reinvested shares......   61,219        805,412     129,841     1,683,989    10,327       136,295     18,533      239,514
Shares redeemed........ (917,263)   (12,176,397) (1,162,362)  (15,046,964) (195,227)   (2,555,097)  (583,237)  (7,509,423)
                        --------   ------------  ----------  ------------  --------   -----------   --------  -----------
Net increase (decrease) (165,035)  $ (2,208,788)    343,488  $  4,599,261   114,378   $ 1,543,024    170,476  $ 2,356,971
                        ========   ============  ==========  ============  ========   ===========   ========  ===========

                                     Tax Exempt Insured Fund
                        ------------------------------------------------
                                            Class II
                        ------------------------------------------------
                        For the six months ended    For the year ended
                          September 30, 2002          March 31, 2002
                        ----------------------   ------------------------
                         Shares       Amount       Shares       Amount
                        --------   ------------  ----------  ------------
Shares sold............  186,093   $  2,458,797     194,328  $  2,524,772
Shares issued in merger       --             --     158,193     2,079,559
Reinvested shares......    3,437         45,335       4,316        55,979
Shares redeemed........  (78,337)    (1,036,959)    (90,188)   (1,175,911)
                        --------   ------------  ----------  ------------
Net increase (decrease)  111,193   $  1,467,173     266,649  $  3,484,399
                        ========   ============  ==========  ============

Note 8. Commitments and Contingencies

   The SunAmerica Family of Mutual Funds has established $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the $75 million committed line of credit, which is included in interest expense of the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the period ended September 30, 2002, the High Yield Bond Fund had borrowings outstanding for 30 days under the line of credit and incurred $9,379 in interest charges related to these borrowings. The High Yield Bond Fund's average amount of debt under the line of credit for the days utilized was $4,943,003 at a weighted average interest of 2.28%.

Note 9. Trustees Retirement Plan

   The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- (unaudited) (continued)
--------------------------------------------------------------------------------

   Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of September 30, 2002, Core Bond Fund, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund had accrued $4,455, $100,595, $16,222, $1,045, $2,498 and
   $29,377, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the period ended September 30, 2002 expensed $3,020, $2,150, $1,945, $708, $1,693 and $884, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

      SunAmerica Income Funds
      TRUSTEE INFORMATION -- (unaudited) (continued)
--------------------------------------------------------------------------------


The following table contains basic information regarding the Trustees that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                               Number of
                                   Term of                                     Funds in
                        Position  Office and                                     Fund             Other
Name,                  Held With  Length of                                     Complex       Directorships
Address and            SunAmerica    Time         Principal Occupations       Overseen by        Held by
Date of Birth*          Complex     Served         During Past 5 Years        Trustee(1)       Trustee(2)
--------------         ---------- ---------- -------------------------------- ----------- ----------------------
S. James Coppersmith   Trustee    17 years   Retired; formerly, President and     45      Trustee of BJ's
DOB: February 21, 1933                       General Manager, WCVB-TV,                    Wholesale Club,
                                             a division of the Hearst Corp.               Inc.; Member of
                                             (1982 to 1994); Director/                    Board of Trustees of
                                             Trustee of SunAmerica Mutual                 the Boston Stock
                                             Funds ("SAMF") SAMF and                      Exchange.
                                             Anchor Series Trust ("AST").
Dr. Judith L. Craven   Trustee    less       Retired Administrator; Director,     75      Director, Compaq
DOB: October 6, 1945              than 1     VALIC Company I (November                    Computer
                                  year       1998 to present); Director,                  Corporation (1992 to
                                             VALIC Company II, (August                    present); Director,
                                             1998 to present); Director of                A.G. Belo
                                             SunAmerica Senior Floating                   Corporation (1992 to
                                             Rate Fund ("SASFRF") and                     present); Director,
                                             SAMF, President, United Way                  Sysco Corporation
                                             of the Texas Gulf Coast (1992-               (1996 to present);
                                             1998).                                       Director, Luby's Inc.
                                                                                          (1998 to present);
                                                                                          Director, University
                                                                                          of Texas Board of
                                                                                          Regents (May 2001
                                                                                          to present); formerly,
                                                                                          Director, Cypress
                                                                                          Tree Senior Floating
                                                                                          Rate Fund, Inc. (June
                                                                                          2000 to May 2001);
                                                                                          formerly Director,
                                                                                          USLIFE Income
                                                                                          Fund, Inc.
                                                                                          (November 1998 to
                                                                                          December 2001);
                                                                                          formerly, Director,
                                                                                          Houston Branch of
                                                                                          the Federal

      SunAmerica Income Funds
      TRUSTEE INFORMATION -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                             Number of
                                   Term of                                   Funds in
                        Position  Office and                                   Fund            Other
Name,                  Held With  Length of                                   Complex      Directorships
Address and            SunAmerica    Time        Principal Occupations      Overseen by       Held by
Date of Birth*          Complex     Served        During Past 5 Years       Trustee(1)      Trustee(2)
--------------         ---------- ---------- ------------------------------ ----------- --------------------
                                                                                        Reserve Bank of
                                                                                        Dallas (1992-2000);
                                                                                        formerly, Board
                                                                                        Member, Sisters of
                                                                                        Charity of the
                                                                                        Incarnate Word
                                                                                        (1996-1999).
William F. Devin       Trustee    2 years    Director/Trustee of SAMF;          75      Member of the
DOB: December 30, 1938            (includes  SASFRF; SAMF; VALIC                        Board of Governors,
                                  time       Company I and VALIC                        Boston Stock
                                  served     Company II. Vice President,                Exchange (1985-
                                  on the     Fidelity Capital Markets, a                Present); formerly,
                                  VALIC      division of National Financial             Director, Cypress
                                  Board)     Services Corporation (1966-                Tree Senior Floating
                                             1996)                                      Rate Fund, Inc.
                                                                                        (October 1997-May
                                                                                        2001).
Samuel M. Eisenstat    Chairman   16 years   Attorney, solo practitioner;       46      Director of North
DOB: March 7, 1940     of the                Chairman of the Boards of                  European Oil
                       Board                 Directors/Trustees of SAMF                 Royalty Trust.
                                             and AST. Director of SASFRF.
Stephen J. Gutman      Trustee    17 years   Partner and Managing Member        46      None
DOB: May 10, 1943                            of B.B. Associates LLC
                                             (menswear specialty retailing
                                             and other activities) since
                                             1988; Director/Trustee of
                                             SAMF, AST and SASFRF.

      SunAmerica Income Funds
      TRUSTEE INFORMATION -- (unaudited) (continued)
--------------------------------------------------------------------------------



                                                                            Number of
                                  Term of                                   Funds in
                       Position  Office and                                   Fund             Other
Name,                 Held With  Length of                                   Complex       Directorships
Address and           SunAmerica    Time        Principal Occupations      Overseen by        Held by
Date of Birth*         Complex     Served        During Past 5 Years       Trustee(1)       Trustee(2)
--------------        ---------- ---------- ------------------------------ ----------- ---------------------
Peter A. Harbeck(3)   Trustee    7 years    Director and President, the        83      None
DOB: January 23, 1954                       Adviser, since 1995; Director,
                                            AIG Financial Advisor
                                            Services, Inc. ("AIGFAS")
                                            since February 2000; Director,
                                            SunAmerica Capital Services,
                                            Inc., ("SACS") since August
                                            1993; Director and President,
                                            SunAmerica Fund Services,
                                            Inc. ("SAFS"), since May
                                            1988; Director/Trustee, SAMF,
                                            AST and SASFRF; Director,
                                            VALIC Company I and
                                            VALIC Company II, since
                                            October 2001.
Sebastiano Sterpa     Trustee    9 years    Founder and Chairman of the        37      Director, Real Estate
DOB: July 18, 1929                          Board of the Sterpa Group                  Business Service
                                            (real estate) since 1962;                  and Countrywide
                                            Director/Trustee of SAMF.                  Financial.

--------
* The business address for each Director is the SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204.
(1) The "Fund Complex" consists of all registered investment company portfolios for which the Business Manager serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (19 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested trustee, as defined within the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

[LOGO] AIG Sun America
Mutual Funds

            The SunAmerica Center
            733 Third Avenue
            New York, NY 10017-3204

Trustees                   Investment Adviser         This report is submitted
 S. James Coppersmith       SunAmerica Asset          solely for the general
 Dr. Judith L. Craven         Management Corp.        information of
 William F. Devin           The SunAmerica Center     shareholders of the Fund.
 Peter A. Harbeck           733 Third Avenue          Distribution of this
 Samuel M. Eisenstat        New York, NY 10017-3204   report to persons other
 Stephen J. Gutman                                    than shareholders of the
 Sebastiano Sterpa         Distributor                Fund is authorized only
                            SunAmerica Capital        in connection with a
Officers                      Services, Inc.          currently effective
 Robert M. Zakem,           The SunAmerica Center     prospectus, setting forth
   President                733 Third Avenue          details of the Fund,
 Donna M. Handel,           New York, NY 10017-3204   which must precede or
   Treasurer                                          accompany this report.
 Peter E. Pisapia,         Shareholder Servicing
   Secretary               Agent                      The accompanying report
 Abbe P. Stein, Vice        SunAmerica Fund           has not been examined by
   President and              Services, Inc.          independent accountants
   Assistant Secretary      The SunAmerica Center     and accordingly no
 J. Steven Neamtz, Vice     733 Third Avenue          opinion has been
   President                New York, NY 10017-3204   expressed thereon.
 Julie A. Stamm,
   Assistant Secretary     Custodian and Transfer
 Laura E. Filippone,       Agent
   Assistant Treasurer      State Street Bank and
 Gregory R. Kingston,         Trust Company
   Vice President           P.O. Box 419572
   and Assistant Treasurer  Kansas City, MO
 Donald H. Guire,             64141-6572
   Assistant Treasurer

Distributed by:
AIG SunAmerica Capital Services, Inc.
INSAN-9/02